Protective Variable Annuity
Separate Account

Financial Statements

December 31, 2021

PROTECTIVE VARIABLE ACCOUNT SEPARATE ACCOUNT

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Contract Holders of Protective Variable Annuity Separate Account and the Board of Directors of Protective Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in Appendix A that comprise Protective Variable Annuity Separate Account (the Separate Account) as of December 31, 2021, the related statements of operations for the year or periods described in Appendix A, the statements of changes in net assets for each of the years or periods described in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2021, the results of its operations for the year or periods then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the years ended December 31, 2018 were audited by other independent registered public accountants whose report, dated April 22, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the underlying mutual funds or their transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Protective Life Insurance Company separate accounts since 2019.

Birmingham, Alabama
April 19, 2022

Appendix A

The statements of assets and liabilities of the subaccounts listed below which comprise Protective Variable Annuity Separate Account were audited as of December 31, 2021. The related statements of operations and changes in net assets were audited according to varying periods as defined in the notes below.

AB VPS Growth And Income B (a)

AB VPS Large Cap Growth B (b)

AB VPS Small Cap Growth B (c)

AB VPS Small/Mid Cap Value B (d)

American Funds IS Asset Allocation Class 2

American Funds IS Asset Allocation Class 4

American Funds IS Capital Income Builder Class 2

American Funds IS Capital Income Builder Class 4

American Funds IS Capital World Growth And Income Fund 2 (ww)

American Funds IS Capital World Growth And Income Fund 4 (uu)

American Funds IS Global Growth Class 2

American Funds IS Global Growth Class 4

American Funds IS Global Small Capitalization Class 2

American Funds IS Global Small Capitalization Class 4

American Funds IS Growth – Income Class 2

American Funds IS Growth – Income Class 4

American Funds IS Growth Class 2

American Funds IS Growth Class 4

American Funds IS High-Income Bond 2 (e)

American Funds IS International Class 2

American Funds IS International Class 4

American Funds IS International Growth And Income 2 (f)

American Funds IS New World Class 2

American Funds IS New World Class 4

American Funds IS The Bond Fund Of America 2 (vv)

American Funds IS The Bond Fund Of America 4 (tt)

American Funds IS U.S. Government Securities Fund 2 (xx)

American Funds IS U.S. Government Securities Fund 4 (yy)

American Funds IS Washington Mutual Investors Fund 2 (rr)

American Funds IS Washington Mutual Investors Fund 4 (ss)

Blackrock 60/40 Target Allocation ETF V.I. Fund (g)

Blackrock Global Allocation V.I. III (h)

Blackrock International V.I. I (i)

Calvert VP SRI Balanced

Clearbridge Variable Dividend Strategy II (j)

Clearbridge Variable Large Cap Growth II (k)

ClearBridge Variable Mid Cap Portfolio Class II

ClearBridge Variable Small Cap Growth II

Columbia VP Balanced 2 (l)

Columbia VP Intermediate Bond 2 (b)

Columbia VP Limited Duration Credit 2 (m)

Columbia VP Select Mid Cap Value 2 (n)

Columbia VP Strategic Income 2 (b)

DFA VA Equity Allocation Portfolio Instl (o)

DFA VA Global Bond (p)

DFA VA Global Moderate Allocation Instl (q)

DFA VA International Small (r)

DFA VA International Value (r)

DFA VA Short-Term Fixed (s)

DFA VA US Large Value (s)

DFA VA US Targeted Value (t)

Fidelity Contrafund Portfolio SC2

Fidelity Equity Income SC2

Fidelity Freedom Fund - 2015 Maturity SC2

Fidelity Freedom Fund - 2020 Maturity SC2

Fidelity Growth Portfolio SC2

Fidelity Index 500 Portfolio SC2

Fidelity Investment Grade Bonds SC2

Fidelity Mid Cap SC2

Fidelity VIP Asset Manager Service 2 (u)

Fidelity VIP Balanced Service 2 (b)

Fidelity VIP Bond Index Port (v)

Fidelity VIP Energy Service 2 (w)

Fidelity VIP Fundsmanager 20% Service 2 (x)

Fidelity VIP Health Care Port Service 2 (y)

Fidelity VIP International Index Port (z)

Fidelity VIP Target Volatility Service 2 (aa)

Franklin Dynatech VIP Fund (zz)

Franklin Income VIP CL 2

Franklin Multi-Asset Dynamic Multi-Strat VIT (lll)

Franklin Mutual Global Discovery VIP CL 2

Franklin Mutual Shares VIP CL 2

Franklin Rising Dividend VIP CL 2

Franklin Small Cap Value VIP CL 2

Franklin Small-Mid Cap Growth VIP CL 2

Franklin Strategic Income VIP CL 2

Franklin US Government Securities VIP CL 2

Goldman Sachs Global Trends Allocation Fund SC

Goldman Sachs International Equity Insights

Goldman Sachs International Equity Insights SC

Goldman Sachs Large Cap Value

Goldman Sachs Large Cap Value Fund SC

Goldman Sachs Mid Cap Value

Goldman Sachs Mid Cap Value SC

Goldman Sachs Small Cap Equity Insights

Goldman Sachs Small Cap Equity Insights SC

Goldman Sachs Strategic Growth

Goldman Sachs Strategic Growth SC

Goldman Sachs US Equity Insights

Goldman Sachs US Equity Insights SC

Goldman Sachs VIT Core Fixed Income Fund SC

Goldman Sachs VIT Growth Opportunities SC

Guggenheim Floating Rate Strategies (Series F)

Guggenheim Global Managed Futures Strategy

Guggenheim Long Short Equity

Guggenheim Multi-Hedge Strategies

Invesco V.I. American Franchise I

Invesco V.I. American Franchise II

Invesco V.I. American Value II

Invesco V.I. Balanced Risk Allocation II

Invesco V.I. Capital Appreciation Fund I (aaa)

Invesco V.I. Capital Appreciation Fund II (bbb)

Invesco V.I. Comstock I

Invesco V.I. Comstock II

Invesco V.I. Conservative Balance II (bb) (ccc)

Invesco V.I. Discovery Mid Cap Growth Fund I (cc) (ddd)

Invesco V.I. Discovery Mid Cap Growth Fund II

Invesco V.I. Equity and Income II

Invesco V.I. Global Fund I (eee)

Invesco V.I. Global Fund II (fff)

Invesco V.I. Global Real Estate II

Invesco V.I. Global Strategic Income Fund I (ggg)

Invesco V.I. Global Strategic Income Fund II (hhh)

Invesco V.I. Government Securities II

Invesco V.I. Growth & Income I

Invesco V.I. Growth & Income II

Invesco V.I. International Growth II

Invesco V.I. Main Street Fund I (jjj)

Invesco V.I. Main Street Fund II (kkk)

Invesco V.I. Main Street Small Cap Fund II (ddd)

Invesco V.I. Small Cap Equity II

Invesco V.I. U.S. Government Money Portfolio I (iii)

Lord Abbett Bond Debenture VC

Lord Abbett Dividend Growth Fund

Lord Abbett Growth & Income VC

Lord Abbett Growth Opportunities VC

Lord Abbett Mid Cap Stock VC

Lord Abbett Series Fundamental Equity VC

Lord Abbett Series Short Duration Income VC (ee)

MFS Growth Series IC

MFS Growth Series SC

MFS Investors Trust IC

MFS Investors Trust SC

MFS New Discovery IC

MFS New Discovery SC

MFS Research IC

MFS Research SC

MFS Total Return IC

MFS Total Return SC

MFS Utilities IC

MFS Utilities SC

MFS VIT II Emerging Markets Equity SC

MFS VIT II International Value SC

MFS VIT II MA Investors Growth Stock IC

MFS VIT II MA Investors Growth Stock SC

MFS VIT Total Return Bond SC

MFS VIT Value SC

Morgan Stanley VIF, Inc. Global Real Estate II

PIMCO Income Advisor (ff)

PIMCO VIT All Asset Advisor

PIMCO VIT Global Diversified Allocation Portfolio

Pimco VIT High Yield Advance (gg)

PIMCO VIT Long-Term US Government Advisor

PIMCO VIT Low Duration Advisor

PIMCO VIT Real Return Advisor

PIMCO VIT Short-Term Advisor

PIMCO VIT Total Return Advisor

Protective Life Dynamic Allocation Series – Conservative

Protective Life Dynamic Allocation Series – Growth

Protective Life Dynamic Allocation Series – Moderate

Royce Capital Fund Micro-Cap SC

Royce Capital Fund Small-Cap SC

Rydex Commodities Strategy

Rydex Inverse Government Long Bond

T. Rowe Price All-Cap Opportunities Portfolio (e)

T. Rowe Price Blue Chip Growth Portfolio II (hh)

T. Rowe Price Health Sciences Portfolio II (ii)

Templeton Developing Markets VIP CL 2

Templeton Foreign VIP CL 2

Templeton Global Bond VIP Fund CL 2

Templeton Growth VIP CL 2

VanEck Global Hard Asset

Vanguard VIF Balanced (jj)

Vanguard VIF Capital Growth (kk)

Vanguard VIF Conservative Allocation (ll)

Vanguard VIF Diversified Val (mm)

Vanguard VIF Equity Income (nn)

Vanguard VIF Equity Index (r)

Vanguard VIF Global Bond Index (s)

Vanguard VIF Growth (oo)

Vanguard VIF High Yield Bond (jj)

Vanguard VIF International (r)

Vanguard VIF Mid-Cap Index (r)

Vanguard VIF Moderate Allocation (r)

Vanguard VIF Money Market (s)

Vanguard VIF Real Estate Index (r)

Vanguard VIF Short Term Invmt Grade (r)

Vanguard VIF Total Bond Mkt Index (pp)

Vanguard VIF Total Intl Stk Mkt Idx (s)

Vanguard VIF Total Stock Mkt Index (pp)

Western Asset Core Plus VIT II (qq)

(a) For the period May 14, 2021 to December 31, 2021.

(b) For the period May 5, 2021 to December 31, 2021.

(c) For the period May 19, 2021 to December 31, 2021.

(d) For the period May 20, 2021 to December 31, 2021.

(e) For the period December 31, 2021 to December 31, 2021.

(f) For the period December 23, 2021 to December 31, 2021.

(g) For the period July 9, 2021 to December 31, 2021.

(h) For the period May 5, 2021 to December 31, 2021.

(i) For the period December 31, 2021 to December 31, 2021.

(j) For the period June 14, 2021 to December 31, 2021.

(k) For the period June 2, 2021 to December 31, 2021.

(l) For the period May 25, 2021 to December 31, 2021.

(m) For the period July 6, 2021 to December 31, 2021.

(n) For the period July 8, 2021 to December 31, 2021.

(o) For the period April 23, 2021 to December 31, 2021..

(p) For the period January 29, 2021 to December 31, 2021.

(q) For the period January 21, 2021 to December 31, 2021.

(r) For the period December 21, 2020 to December 31, 2021.

(s) For the period December 10, 2020 to December 31, 2021.

(t) For the period January 29, 2021 to December 31, 2021.

(u) For the period June 15, 2021 to December 31, 2021.

(v) For the period December 29, 2021 to December 31, 2021.

(w) For the period May 18, 2021 to December 31, 2021.

(x) For the period July 27, 2021 to December 31, 2021.

(y) For the period of July 14, 2021 to December 31, 2021.

(z) For the period December 30, 2021 to December 31, 2021.

(aa) For the period September 20, 2021 to December 31, 2021.

(bb) For the period May 5, 2021 to December 31, 2021.

(cc) For the period April 30, 2020 to December 31, 2021.

(dd) For the period of May 27, 2021 to December 31, 2021.

(ee) For the period August 3, 2021 to December 31, 2021.

(ff) For the period August 16, 2021 to December 31, 2021.

(gg) For the period August 26, 2021 to December 31, 2021.

(hh) For the period of May 14, 2021 to December 31, 2021.

(ii) For the period May 19, 2021 to December 31, 2021.

(jj) For the period December 29, 2020 to December 31, 2021.

(kk) For the period December 11, 2020 to December 31, 2021.

(ll) For the period February 19, 2021 to December 31, 2021.

(mm) For the period March 5, 2021 to December 31, 2021.

(nn) For the period February 19, 2021 to December 31, 2021.

(oo) For the period December 11, 2020 to December 31, 2021.

(pp) For the period November 24, 2020 to December 31, 2021.

(qq) For the period of June 2, 2021 to December 31, 2021.

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	Alliance Bernstein Funds				American Funds Insurance Series
($ in thousands, except Fair Value per Share)	AB VPS Growth And Income B	AB VPS Large Cap Growth B	AB VPS Small Cap Growth B	AB VPS Small/Mid Cap Value B	American Funds IS Asset Allocation Class 2	American Funds IS Asset Allocation Class 4	American Funds IS Capital Income Builder Class 2	American Funds IS Capital Income Builder Class 4	American Funds IS Capital World Growth And Income Fund 2	American Funds IS Capital World Growth And Income Fund 4	American Funds IS Global Growth Class 2	American Funds IS Global Growth Class 4
ASSETS
Investments at fair value	$147	$857	$110	$358	$100,507	$38,782	$6,985	$7,377	$7,143	$3,791	$105,373	$18,614
Receivable from Protective Life Insurance Company	18	141	95	32	267	1	26	35	5	3	19	22
Total assets	165	998	205	391	100,774	38,783	7,011	7,412	7,147	3,794	105,391	18,637

LIABILITIES
Payable to Protective Life Insurance Company	18	141	95	32	277	1	26	35	5	3	19	22
Net assets	$147	$857	$110	$358	$100,498	$38,782	$6,985	$7,377	$7,143	$3,791	$105,373	$18,614

Units Outstanding	13	71	10	32	4,164	2,356	539	540	508	221	5,130	874

Shares Owned in each Portfolio	4	10	5	15	3,497	1,358	574	608	389	210	2,345	418

Fair Value per Share	$36.12	$85.67	$21.35	$23.17	$28.74	$28.56	$12.16	$12.14	$18.38	$18.04	$44.94	$44.57

Investment in Fund shares, at Cost	$141	$830	$120	$350	$66,590	$32,753	$6,180	$6,144	$6,196	$3,265	$70,262	$12,193

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	American Funds Insurance Series
($ in thousands, except Fair Value per Share)	American Funds IS Global Small Capitalization Class 2	American Funds IS Global Small Capitalization Class 4	American Funds IS Growth – Income Class 2	American Funds IS Growth – Income Class 4	American Funds IS Growth Class 2	American Funds IS Growth Class 4	American Funds IS High-Income Bond 2	American Funds IS International Class 2	American Funds IS International Class 4	American Funds IS International Growth And Income 2	American Funds IS New World Class 2
ASSETS
Investments at fair value	$7,236	$283	$14,196	$18,344	$54,975	$67,204	$25	$10,508	$420	$10	$9,954
Receivable from Protective Life Insurance Company	3	-	9	16	19	8	25	3	1	-	3
Total assets	7,239	283	14,205	18,360	54,994	67,212	50	10,511	420	10	9,957

LIABILITIES
Payable to Protective Life Insurance Company	3	-	9	16	19	8	25	3	1	-	3
Net assets	$7,236	$283	$14,196	$18,344	$54,975	$67,204	$25	$10,508	$420	$10	$9,954

Units Outstanding	457	17	916	929	2,353	2,489	2	827	33	1	659

Shares Owned in each Portfolio	220	9	214	280	435	543	3	465	19	1	316

Fair Value per Share	$32.94	$32.96	$66.44	$65.57	$126.28	$123.79	$9.98	$22.60	$22.31	$19.38	$31.48

Investment in Fund shares, at Cost	$6,160	$201	$12,344	$13,300	$43,427	$48,889	$25	$9,791	$397	$10	$8,484

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	American Funds Insurance Series							Blackrock Funds			Calvert Variable Series, Inc.	Legg Mason Partners Variable Equity Trust
($ in thousands, except Fair Value per Share)	American Funds IS New World Class 4	American Funds IS The Bond Fund Of America 2	American Funds IS The Bond Fund Of America 4	American Funds IS U.S. Government Securities Fund 2	American Funds IS U.S. Government Securities Fund 4	American Funds IS Washington Mutual Investors Fund 2	American Funds IS Washington Mutual Investors Fund 4	Blackrock 60/40 Target Allocation ETF V.I. Fund	Blackrock Global Allocation V.I. III	Blackrock International V.I. I	Calvert VP SRI Balanced	Clearbridge Variable Dividend Strategy II
ASSETS
Investments at fair value	$362	$18,660	$8,143	$3,644	$5,068	$39,893	$3,297	$629	$862	$75	$1,595	$45
Receivable from Protective Life Insurance Company	8	1	8	3	5	13	-	294	476	75	-	37
Total assets	370	18,661	8,151	3,647	5,073	39,906	3,297	923	1,338	150	1,595	81

LIABILITIES
Payable to Protective Life Insurance Company	8	1	8	3	5	13	-	294	476	75	-	37
Net assets	$362	$18,660	$8,143	$3,644	$5,068	$39,893	$3,297	$629	$862	$75	$1,595	$45

Units Outstanding	23	1,698	715	336	466	2,381	182	57	84	8	46	4

Shares Owned in each Portfolio	12	1,687	740	316	440	2,237	186	45	60	6	574	2

Fair Value per Share	$31.24	$11.06	$11.01	$11.53	$11.52	$17.83	$17.71	$13.94	$14.38	$11.88	$2.78	$25.72

Investment in Fund shares, at Cost	$279	$19,009	$8,313	$3,935	$5,535	$31,687	$2,461	$670	$983	$75	$1,232	$44

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	Legg Mason Partners Variable Equity Trust			Columbia Funds					DFA Funds
($ in thousands, except Fair Value per Share)	Clearbridge Variable Large Cap Growth II	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	Columbia VP Balanced 2	Columbia VP Intermediate Bond 2	Columbia VP Limited Duration Credit 2	Columbia VP Select Mid Cap Value 2	Columbia VP Strategic Income 2	DFA VA Equity Allocation Portfolio Instl	DFA VA Global Bond	DFA VA Global Moderate Allocation Instl	DFA VA International Small
ASSETS
Investments at fair value	$131	$66,543	$20,778	$1,552	$357	$17	$83	$389	$25	$696	$369	$395
Receivable from Protective Life Insurance Company	104	37	349	809	233	-	-	237	-	13	50	13
Total assets	235	66,580	21,127	2,361	590	17	83	626	25	709	419	408

LIABILITIES
Payable to Protective Life Insurance Company	104	37	349	809	233	-	-	237	-	13	50	13
Net assets	$131	$66,543	$20,778	$1,552	$357	$17	$83	$389	$25	$696	$369	$395

Units Outstanding	11	2,032	540	140	36	2	7	39	2	70	28	27

Shares Owned in each Portfolio	3	2,291	615	37	35	2	2	93	2	67	23	29

Fair Value per Share	$42.81	$29.05	$33.81	$41.39	$10.25	$9.79	$35.91	$4.20	$14.94	$10.44	$15.78	$13.66

Investment in Fund shares, at Cost	$127	$41,815	$14,786	$1,516	$368	$18	$77	$392	$24	$707	$372	$423

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	DFA Funds				Fidelity Variable Insurance Products
($ in thousands, except Fair Value per Share)	DFA VA International Value	DFA VA Short-Term Fixed	DFA VA US Large Value	DFA VA US Targeted Value	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2
ASSETS
Investments at fair value	$443	$445	$1,472	$703	$356,344	$6,468	$1,374	$2,729	$3,652	$890,425	$297,520	$298,888
Receivable from Protective Life Insurance Company	16	20	53	18	15,850	223	33	119	310	7,369	4,185	1,373
Total assets	460	465	1,525	721	372,193	6,691	1,407	2,848	3,961	897,795	301,705	300,261

LIABILITIES
Payable to Protective Life Insurance Company	16	20	53	18	15,849	223	33	119	310	7,369	4,186	1,377
Net assets	$444	$445	$1,472	$703	$356,344	$6,468	$1,374	$2,729	$3,652	$890,425	$297,519	$298,885

Units Outstanding	31	45	93	36	8,858	200	63	118	64	23,448	22,092	9,383

Shares Owned in each Portfolio	33	44	44	30	6,786	256	96	178	37	1,928	22,921	7,588

Fair Value per Share	$13.35	$10.18	$33.12	$23.57	$52.51	$25.27	$14.33	$15.31	$99.42	$461.95	$12.98	$39.39

Investment in Fund shares, at Cost	$450	$446	$1,403	$709	$219,464	$5,079	$1,131	$2,211	$2,013	$531,281	$292,130	$236,898

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
($ in thousands, except Fair Value per Share)	Fidelity VIP Asset Manager Service 2	Fidelity VIP Balanced Service 2	Fidelity VIP Bond Index Port	Fidelity VIP Energy Service 2	Fidelity VIP Fundsmanager 20% Service 2	Fidelity VIP Health Care Port Service 2	Fidelity VIP International Index Port	Fidelity VIP Target Volatility Service 2	Franklin Dynatech VIP Fund	Franklin Income VIP CL 2	Franklin Mutual Global Discovery VIP CL 2
ASSETS
Investments at fair value	$77	$4,441	$17	$294	$562	$197	$-	$62	$50,142	$185,438	$3,994
Receivable from Protective Life Insurance Company	14	2,132	-	164	121	166	-	60	60	420	3
Total assets	92	6,573	17	458	682	363	-	122	50,202	185,858	3,997

LIABILITIES
Payable to Protective Life Insurance Company	14	2,132	-	164	121	166	-	60	60	434	3
Net assets	$77	$4,441	$17	$294	$562	$197	$-	$62	$50,142	$185,425	$3,994

Units Outstanding	7	395	2	26	54	18	2	6	1,453	8,997	320

Shares Owned in each Portfolio	4	181	2	19	46	5	2	5	4,231	11,064	204

Fair Value per Share	$17.81	$24.52	$10.98	$15.69	$12.14	$39.89	$11.41	$12.71	$11.85	$16.76	$19.61

Investment in Fund shares, at Cost	$77	$4,384	$17	$279	$566	$196	$-	$68	$41,075	$165,046	$3,711

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	Franklin Templeton Variable Insurance Products Trust						Legg Mason Partners Variable Equity Trust	Goldman Sachs Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Strategic Income VIP CL 2	Franklin US Government Securities VIP CL 2	Franklin Multi-Asset Dynamic Multi-Strat VIT	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs International Equity Insights	Goldman Sachs International Equity Insights SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value
ASSETS
Investments at fair value	$593,152	$368,756	$48,020	$38,855	$6,665	$419,390	$19,309	$7,291	$22,277	$36,780	$38,637	$107,947	$7,163
Receivable from Protective Life Insurance Company	912	720	83	134	5	159	2	-	168	322	292	492	79
Total assets	594,064	369,477	48,103	38,990	6,670	419,549	19,311	7,291	22,445	37,103	38,929	108,439	7,242

LIABILITIES
Payable to Protective Life Insurance Company	930	723	83	134	5	162	2	-	172	322	314	495	79
Net assets	$593,134	$368,754	$48,020	$38,855	$6,665	$419,387	$19,309	$7,291	$22,272	$36,780	$38,616	$107,945	$7,163

Units Outstanding	28,009	10,145	1,576	1,059	606	37,380	1,464	502	1,092	2,598	932	4,368	148

Shares Owned in each Portfolio	30,893	10,411	2,738	1,735	651	36,248	1,428	567	2,432	3,998	3,875	10,816	367

Fair Value per Share	$19.20	$35.42	$17.54	$22.39	$10.23	$11.57	$13.52	$12.86	$9.16	$9.20	$9.97	$9.98	$19.52

Investment in Fund shares, at Cost	$501,912	$224,422	$40,828	$32,895	$6,821	$470,806	$16,039	$6,622	$29,935	$31,907	$37,775	$101,852	$5,748

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	Goldman Sachs Variable Insurance Trust									Guggeheim Variable Funds
($ in thousands, except Fair Value per Share)	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity
ASSETS
Investments at fair value	$144,011	$23,604	$12,807	$39,123	$197,980	$32,334	$872	$32,932	$57,806	$3,669	$378	$168
Receivable from Protective Life Insurance Company	102	132	296	150	160	35	-	154	67	3	-	-
Total assets	144,113	23,735	13,103	39,273	198,140	32,369	872	33,087	57,874	3,672	378	168

LIABILITIES
Payable to Protective Life Insurance Company	103	132	296	146	160	32	-	154	67	3	-	-
Net assets	$144,009	$23,603	$12,807	$39,127	$197,980	$32,337	$872	$32,932	$57,806	$3,669	$378	$168

Units Outstanding	5,041	326	358	505	4,005	389	18	2,895	1,310	309	37	12

Shares Owned in each Portfolio	7,303	1,805	991	2,353	11,963	1,612	43	2,959	4,738	150	23	9

Fair Value per Share	$19.72	$13.08	$12.93	$16.63	$16.55	$20.06	$20.23	$11.13	$12.20	$24.40	$16.25	$17.71

Investment in Fund shares, at Cost	$110,409	$22,869	$8,903	$24,440	$145,128	$18,008	$548	$31,966	$76,694	$3,849	$451	$142

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	Guggeheim Variable Funds	Invesco Variable Insurance Funds
($ in thousands, except Fair Value per Share)	Guggenheim Multi-Hedge Strategies	Invesco V.I. American Franchise I	Invesco V.I. American Franchise II	Invesco V.I. American Value II	Invesco V.I. Balanced Risk Allocation II	Invesco V.I. Capital Appreciation Fund I	Invesco V.I. Capital Appreciation Fund II	Invesco V.I. Comstock I	Invesco V.I. Comstock II	Invesco V.I. Conservative Balance II	Invesco V.I. Discovery Mid Cap Growth Fund I	Invesco V.I. Discovery Mid Cap Growth Fund II
ASSETS
Investments at fair value	$712	$7,392	$3,506	$93,953	71,963	$10,454	$71,762	$25,471	$174,730	$1,129	$4,807	$40,194
Receivable from Protective Life Insurance Company	1	-	151	61	89	-	282	23	813	167	96	5,916
Total assets	713	7,392	3,656	94,014	72,051	10,454	72,043	25,494	175,543	1,296	4,903	46,110

LIABILITIES
Payable to Protective Life Insurance Company	1	-	151	61	89	-	281	27	827	167	19	6,000
Net assets	$712	$7,392	$3,506	$93,953	$71,963	$10,454	$71,762	$25,467	$174,716	$1,129	$4,884	$40,110

Units Outstanding	60	333	115	4,000	4,135	169	1,628	552	4,665	107	84	1,138

Shares Owned in each Portfolio	26	83	42	4,724	6,821	128	902	1,205	8,301	62	42	387

Fair Value per Share	$27.01	$88.63	$83.04	$19.89	$10.55	$81.86	$79.58	$21.14	$21.05	$18.25	$114.63	$103.76

Investment in Fund shares, at Cost	$627	$4,373	$1,354	$72,191	$81,539	$5,496	$45,533	$13,319	$105,914	$1,147	$2,524	$27,296

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	Invesco Variable Insurance Funds
($ in thousands, except Fair Value per Share)	Invesco V.I. Equity and Income II	Invesco V.I. Global Fund I	Invesco V.I. Global Fund II	Invesco V.I. Global Real Estate II	Invesco V.I. Global Strategic Income Fund I	Invesco V.I. Global Strategic Income Fund II	Invesco V.I. Government Securities II	Invesco V.I. Growth & Income I	Invesco V.I. Growth & Income II	Invesco V.I. International Growth II	Invesco V.I. Main Street Fund I	Invesco V.I. Main Street Fund II
ASSETS
Investments at fair value	$239,784	$10,142	$315,578	$15,180	$6,478	$280,436	$150,617	$29,162	$604,210	$42,582	$9,113	$128,947
Receivable from Protective Life Insurance Company	579	12	284	1	-	162	280	20	949	723	-	31
Total assets	240,363	10,154	315,862	15,181	6,478	280,598	150,897	29,182	605,159	43,305	9,113	128,977

LIABILITIES
Payable to Protective Life Insurance Company	586	4	303	1	2	163	280	28	945	723	2	31
Net assets	$239,777	$10,150	$315,560	$15,180	$6,476	$280,436	$150,617	$29,154	$604,214	$42,582	$9,111	$128,947

Units Outstanding	8,550	140	6,841	954	285	17,363	13,796	736	18,938	2,480	203	4,303

Shares Owned in each Portfolio	11,668	177	5,617	866	1,456	60,832	13,247	1,230	25,537	1,046	254	3,655

Fair Value per Share	$20.55	$57.22	$56.18	$17.53	$4.45	$4.61	$11.37	$23.70	$23.66	$40.72	$35.83	$35.28

Investment in Fund shares, at Cost	$174,082	$5,154	$183,384	$12,509	$7,181	$331,285	$154,324	$20,422	$448,327	$34,202	$5,615	$103,513

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	Invesco Variable Insurance Funds			Lord Abbett Series Funds, Inc.							MFS Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Invesco V.I. Main Street Small Cap Fund II	Invesco V.I. Small Cap Equity II	Invesco V.I. U.S. Government Money Portfolio I	Lord Abbett Bond Debenture VC	Lord Abbett Dividend Growth Fund	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	Lord Abbett Series Short Duration Income VC	MFS Growth Series IC
ASSETS
Investments at fair value	$96	$18,390	$421,722	$583,812	$135,264	$72,039	$50,135	$57,787	$198,619	$235	$7,796
Receivable from Protective Life Insurance Company	-	32	2,263	219	396	446	133	698	136	159	-
Total assets	96	18,422	423,984	584,032	135,660	72,485	50,268	58,485	198,755	393	7,796

LIABILITIES
Payable to Protective Life Insurance Company	-	32	2,264	223	416	446	134	710	138	159	-
Net assets	$96	$18,390	$421,721	$583,809	$135,244	$72,039	$50,134	$57,775	$198,617	$235	$7,796

Units Outstanding	9	813	99,001	29,804	4,058	2,210	1,179	1,853	7,318	24	100

Shares Owned in each Portfolio	3	846	421,722	47,464	6,673	1,799	3,662	2,062	9,877	17	98

Fair Value per Share	$30.83	$21.75	$1.00	$12.30	$20.27	$40.04	$13.69	$28.02	$20.11	$14.09	$79.36

Investment in Fund shares, at Cost	$95	$15,109	$421,722	$579,135	$101,722	$43,060	$47,868	$40,355	$159,881	$241	$2,773

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	MFS Variable Insurance Trust											MFS Variable Insurance Trust II
($ in thousands, except Fair Value per Share)	MFS Growth Series SC	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT II Emerging Markets Equity SC
ASSETS
Investments at fair value	$54,782	$7,450	$56,861	$3,044	$57,786	$6,260	$4,109	$19,280	$53,058	$1,884	$25,022	$299
Receivable from Protective Life Insurance Company	80	-	110	-	121	-	9	26	208	-	33	-
Total assets	54,862	7,450	56,972	3,044	57,907	6,261	4,118	19,306	53,266	1,884	25,055	299

LIABILITIES
Payable to Protective Life Insurance Company	80	2	110	1	122	-	9	21	221	-	34	-
Net assets	$54,782	$7,448	$56,861	$3,043	$57,785	$6,260	$4,109	$19,285	$53,045	$1,884	$25,021	$299

Units Outstanding	898	155	1,366	35	871	120	89	495	1,682	33	642	27

Shares Owned in each Portfolio	733	167	1,293	131	2,913	162	108	694	1,952	49	666	19

Fair Value per Share	$74.74	$44.72	$43.97	$23.30	$19.84	$38.59	$37.92	$27.78	$27.18	$38.31	$37.58	$15.76

Investment in Fund shares, at Cost	$20,286	$3,051	$25,317	$2,109	$45,120	$3,112	$2,021	$12,663	$36,845	$1,080	$15,790	$273

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	MFS Variable Insurance Trust II					The Universal Institutional Funds, Inc.	PIMCO Variable Insurance Trust
($ in thousands, except Fair Value per Share)	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	MFS VIT Total Return Bond SC	MFS VIT Value SC	Morgan Stanley VIF, Inc. Global Real Estate II	PIMCO Income Advisor	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	Pimco VIT High Yield Advance	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
ASSETS
Investments at fair value	$22,849	$2,148	$40,451	$391,163	$196,057	$7,402	$362	$7,526	$6,630	$127	$30,193	$147,419
Receivable from Protective Life Insurance Company	40	-	619	167	244	1	288	228	89	104	130	156
Total assets	22,890	2,148	41,069	391,331	196,301	7,403	650	7,754	6,719	231	30,323	147,576

LIABILITIES
Payable to Protective Life Insurance Company	40	-	619	168	244	1	288	228	89	104	130	156
Net assets	$22,849	$2,148	$40,451	$391,163	$196,057	$7,402	$362	$7,526	$6,630	$127	$30,193	$147,419

Units Outstanding	865	80	1,478	29,030	5,868	457	36	518	446	12	1,953	14,088

Shares Owned in each Portfolio	618	78	1,494	29,257	8,115	714	33	645	639	16	2,686	14,410

Fair Value per Share	$36.96	$27.57	$27.07	$13.37	$24.16	$10.36	$10.91	$11.66	$10.37	$7.94	$11.24	$10.23

Investment in Fund shares, at Cost	$9,826	$1,477	$27,100	$376,831	$102,301	$5,554	$364	$6,751	$6,500	$127	$34,276	$149,696

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	PIMCO Variable Insurance Trust			Clayton Street Trust			Royce Capital Fund		Rydex Variable Trust		T. Rowe Funds
($ in thousands, except Fair Value per Share)	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Protective Life Dynamic Allocation Series – Conservative	Protective Life Dynamic Allocation Series – Growth	Protective Life Dynamic Allocation Series – Moderate	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	T. Rowe Price All-Cap Opportunities Portfolio
ASSETS
Investments at fair value	$300,622	$66,445	$767,119	$46,054	$64,736	$524,872	$19,767	$184,076	$10	$8	$100
Receivable from Protective Life Insurance Company	1,180	534	3,146	7	1	122	25	127	-	-	100
Total assets	301,802	66,979	770,265	46,061	64,737	524,994	19,792	184,203	10	8	200

LIABILITIES
Payable to Protective Life Insurance Company	1,184	534	3,150	7	1	122	25	130	-	-	100
Net assets	$300,617	$66,445	$767,115	$46,054	$64,736	$524,872	$19,767	$184,073	$10	$8	$100

Units Outstanding	23,187	6,407	59,431	3,608	4,163	41,543	912	8,915	2	2	12

Shares Owned in each Portfolio	21,488	6,451	71,294	3,576	4,234	37,518	1,376	20,008	-	-	3

Fair Value per Share	$13.99	$10.30	$10.76	$12.88	$15.29	$13.99	$14.37	$9.20	$87.09	$67.72	$38.68

Investment in Fund shares, at Cost	$294,968	$66,166	$801,965	$39,493	$48,206	$459,545	$13,827	$171,335	$15	$12	$100

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	T. Rowe Funds		Franklin Templeton Variable Insurane Products Trust				VanEck Worldwide Insurance Trust	Vanguard Funds
($ in thousands, except Fair Value per Share)	T. Rowe Price Blue Chip Growth Portfolio II	T. Rowe Price Health Sciences Portfolio II	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	VanEck Global Hard Asset	Vanguard VIF Balanced	Vanguard VIF Capital Growth	Vanguard VIF Conservative Allocation	Vanguard VIF Diversified Val	Vanguard VIF Equity Income
ASSETS
Investments at fair value	$2,730	$1,017	$2,857	$71,083	$245,409	$91,741	$250	$832	$219	$343	$80	$646
Receivable from Protective Life Insurance Company	1,721	641	-	150	75	68	-	124	9	10	13	3
Total assets	4,451	1,659	2,857	71,233	245,484	91,809	250	956	228	353	93	649

LIABILITIES
Payable to Protective Life Insurance Company	1,721	641	-	150	76	79	-	124	9	10	13	3
Net assets	$2,730	$1,017	$2,857	$71,083	$245,408	$91,730	$250	$832	$219	$343	$80	$646

Units Outstanding	235	94	223	5,308	22,014	5,600	7	63	15	30	5	44

Shares Owned in each Portfolio	54	17	268	5,231	18,691	7,916	9	29	4	12	5	23

Fair Value per Share	$50.47	$61.19	$10.67	$13.59	$13.13	$11.59	$26.61	$28.41	$50.69	$28.60	$17.45	$27.81

Investment in Fund shares, at Cost	$2,931	$1,073	$2,475	$78,439	$333,280	$89,953	$154	$778	$207	$337	$70	$596

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	Vanguard Funds
($ in thousands, except Fair Value per Share)	Vanguard VIF Equity Index	Vanguard VIF Global Bond Index	Vanguard VIF Growth	Vanguard VIF High Yield Bond	Vanguard VIF International	Vanguard VIF Mid-Cap Index	Vanguard VIF Moderate Allocation	Vanguard VIF Money Market	Vanguard VIF Real Estate Index	Vanguard VIF Short Term Invmt Grade	Vanguard VIF Total Bond Mkt Index	Vanguard VIF Total Intl Stk Mkt Idx
ASSETS
Investments at fair value	$944	$148	$768	$139	$548	$805	$664	$325	$287	$1,430	$1,136	$546
Receivable from Protective Life Insurance Company	40	2	26	10	20	23	78	614	188	196	253	4
Total assets	984	150	793	149	568	828	742	939	475	1,626	1,389	550

LIABILITIES
Payable to Protective Life Insurance Company	40	2	26	9	20	23	78	614	188	196	253	4
Net assets	$944	$148	$768	$139	$548	$805	$664	$325	$287	$1,430	$1,136	$546

Units Outstanding	60	15	55	13	42	52	54	33	19	142	115	42

Shares Owned in each Portfolio	14	7	20	17	14	27	20	325	17	133	93	23

Fair Value per Share	$65.47	$21.30	$38.27	$8.06	$39.70	$29.48	$33.89	$1.00	$16.56	$10.78	$12.22	$24.23

Investment in Fund shares, at Cost	$834	$150	$738	$140	$576	$749	$650	$325	$249	$1,439	$1,150	$541

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2021

	Vanguard Funds	Legg Mason Partners Variable Equity Trust
($ in thousands, except Fair Value per Share)	Vanguard VIF Total Stock Mkt Index	Western Asset Core Plus VIT II
ASSETS
Investments at fair value	$1,179	$2,287
Receivable from Protective Life Insurance Company	253	2,143
Total assets	1,432	4,430

LIABILITIES
Payable to Protective Life Insurance Company	253	2,143
Net assets	$1,179	$2,287

Units Outstanding	77	227

Shares Owned in each Portfolio	21	384

Fair Value per Share	$56.94	$5.95

Investment in Fund shares, at Cost	$1,059	$2,346

Note: Totals may not appear to foot/crossfoot due to rounding.	Concluded

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	Alliance Bernstein Funds				American Funds Insurance Series
($ in thousands)	AB VPS Growth And Income B	AB VPS Large Cap Growth B	AB VPS Small Cap Growth B	AB VPS Small/Mid Cap Value B	American Funds IS Asset Allocation Class 2	American Funds IS Asset Allocation Class 4	American Funds IS Capital Income Builder Class 2	American Funds IS Capital Income Builder Class 4	American Funds IS Capital World Growth And Income Fund 2	American Funds IS Capital World Growth And Income Fund 4	American Funds IS Global Growth Class 2	American Funds IS Global Growth Class 4
INVESTMENT INCOME
Dividend income	$1	$-	$-	$2	$1,472	$486	$159	$170	$108	$52	$325	$37

EXPENSES
Mortality and expense risk and administrative charges	1	2	-	2	873	350	44	76	46	34	840	206

Net investment income (loss)	-	(2)	-	-	599	136	114	94	61	18	(516)	(169)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	-	(3)	-	-	2,097	8	1	8	24	4	3,324	172
Capital gain distributions	-	27	10	-	3,050	1,014	-	-	129	70	4,601	847
Net realized gain (loss) on investments	-	24	10	-	5,146	1,022	1	8	153	74	7,924	1,019

Change in net unrealized appreciation (depreciation) on investments	6	27	(11)	9	6,323	2,617	545	728	502	287	5,895	1,509

Net realized and unrealized gain (loss) on investments	6	51	(1)	9	11,469	3,640	545	736	655	361	13,820	2,528

Net increase (decrease) in net assets resulting from operations	$6	$49	$(1)	$8	$12,068	$3,776	$660	$830	$716	$379	$13,304	$2,359

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	American Funds Insurance Series
($ in thousands)	American Funds IS Global Small Capitalization Class 2	American Funds IS Global Small Capitalization Class 4	American Funds IS Growth – Income Class 2	American Funds IS Growth – Income Class 4	American Funds IS Growth Class 2	American Funds IS Growth Class 4	American Funds IS High-Income Bond 2	American Funds IS International Class 2	American Funds IS International Class 4	American Funds IS International Growth And Income 2	American Funds IS New World Class 2
INVESTMENT INCOME
Dividend income	$-	$-	$125	$159	$102	$37	$-	$261	$10	$-	$79

EXPENSES
Mortality and expense risk and administrative charges	49	4	69	166	346	621	-	75	5	-	67

Net investment income (loss)	(49)	(4)	56	(7)	(244)	(584)	-	186	5	-	12

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	75	28	51	17	450	241	-	69	1	-	57
Capital gain distributions	130	7	80	157	5,250	8,121	-	-	-	-	248
Net realized gain (loss) on investments	205	36	132	173	5,699	8,362	-	69	1	-	305

Change in net unrealized appreciation (depreciation) on investments	67	(12)	1,528	3,021	2,249	2,907	-	(548)	(20)	-	(125)

Net realized and unrealized gain (loss) on investments	272	24	1,660	3,194	7,949	11,269	-	(479)	(19)	-	180

Net increase (decrease) in net assets resulting from operations	$223	$19	$1,715	$3,187	$7,705	$10,686	$-	$(293)	$(14)	$-	$192

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	American Funds Insurance Series							Blackrock Funds			Calvert Variable Series, Inc.	Legg Mason Partners Variable Equity Trust
($ in thousands)	American Funds IS New World Class 4	American Funds IS The Bond Fund Of America 2	American Funds IS The Bond Fund Of America 4	American Funds IS U.S. Government Securities Fund 2	American Funds IS U.S. Government Securities Fund 4	American Funds IS Washington Mutual Investors Fund 2	American Funds IS Washington Mutual Investors Fund 4	Blackrock 60/40 Target Allocation ETF V.I. Fund	Blackrock Global Allocation V.I. III	Blackrock International V.I. I	Calvert VP SRI Balanced	Clearbridge Variable Dividend Strategy II
INVESTMENT INCOME
Dividend income	$2	$237	$97	$46	$56	$507	$38	$10	$3	$-	$18	$-

EXPENSES
Mortality and expense risk and administrative charges	5	96	80	25	67	263	38	2	3	-	21	-

Net investment income (loss)	(2)	141	17	21	(11)	244	-	8	1	-	(3)	-

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	10	-	(3)	(2)	(215)	264	7	1	(1)	-	21	-
Capital gain distributions	12	463	272	286	577	-	-	43	123	-	46	3
Net realized gain (loss) on investments	22	463	269	284	362	264	7	44	122	-	67	3

Change in net unrealized appreciation (depreciation) on investments	(7)	(650)	(397)	(331)	(504)	6,613	649	(41)	(120)	-	127	1

Net realized and unrealized gain (loss) on investments	15	(187)	(128)	(48)	(143)	6,877	657	4	2	-	194	4

Net increase (decrease) in net assets resulting from operations	$13	$(46)	$(110)	$(26)	$(153)	$7,121	$657	$12	$3	$-	$191	$4

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	Legg Mason Partners Variable Equity Trust			Columbia Funds					DFA Funds
($ in thousands)	Clearbridge Variable Large Cap Growth II	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	Columbia VP Balanced 2	Columbia VP Intermediate Bond 2	Columbia VP Limited Duration Credit 2	Columbia VP Select Mid Cap Value 2	Columbia VP Strategic Income 2	DFA VA Equity Allocation Portfolio Instl	DFA VA Global Bond	DFA VA Global Moderate Allocation Instl	DFA VA International Small
INVESTMENT INCOME
Dividend income	$-	$18	$-	$-	$3	$-	$-	$1	$-	$5	$5	$10

EXPENSES
Mortality and expense risk and administrative charges	1	728	319	6	1	-	-	1	-	1	-	-

Net investment income (loss)	(1)	(710)	(319)	(6)	2	-	-	1	-	4	5	9

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	-	4,645	2,504	-	-	-	-	-	-	-	-	-
Capital gain distributions	7	7,470	3,297	-	7	-	-	-	1	-	12	26
Net realized gain (loss) on investments	8	12,115	5,801	-	7	-	-	-	1	-	12	26

Change in net unrealized appreciation (depreciation) on investments	4	4,143	(2,792)	36	(11)	-	6	(3)	-	(11)	(3)	(28)

Net realized and unrealized gain (loss) on investments	12	16,258	3,009	35	(5)	-	6	(3)	1	(11)	9	(2)

Net increase (decrease) in net assets resulting from operations	$11	$15,547	$2,691	$30	$(3)	$-	$6	$(3)	$2	$(6)	$14	$8

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	DFA Funds				Fidelity Variable Insurance Products
($ in thousands)	DFA VA International Value	DFA VA Short-Term Fixed	DFA VA US Large Value	DFA VA US Targeted Value	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2
INVESTMENT INCOME
Dividend income	$17	$-	$23	$9	$95	$106	$12	$23	$-	$8,520	$5,332	$1,034

EXPENSES
Mortality and expense risk and administrative charges	-	1	2	1	3,643	70	14	22	38	8,407	2,954	3,184

Net investment income (loss)	16	-	22	8	(3,548)	36	(3)	1	(38)	112	2,377	(2,151)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	-	-	-	-	17,405	306	12	169	122	27,040	20	19,610
Capital gain distributions	-	-	-	46	42,504	727	58	152	726	6,082	8,023	46,785
Net realized gain (loss) on investments	-	-	-	46	59,909	1,034	69	321	848	33,122	8,043	66,395

Change in net unrealized appreciation (depreciation) on investments	(6)	(1)	69	(6)	23,303	300	16	(120)	(127)	162,273	(15,622)	1,492

Net realized and unrealized gain (loss) on investments	(6)	(1)	69	39	83,212	1,334	85	200	721	195,395	(7,579)	67,887

Net increase (decrease) in net assets resulting from operations	$10	$(1)	$90	$48	$79,663	$1,369	$83	$202	$683	$195,507	$(5,201)	$65,736

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
($ in thousands)	Fidelity VIP Asset Manager Service 2	Fidelity VIP Balanced Service 2	Fidelity VIP Bond Index Port	Fidelity VIP Energy Service 2	Fidelity VIP Fundsmanager 20% Service 2	Fidelity VIP Health Care Port Service 2	Fidelity VIP International Index Port	Fidelity VIP Target Volatility Service 2	Franklin Dynatech VIP Fund	Franklin Income VIP CL 2	Franklin Mutual Global Discovery VIP CL 2
INVESTMENT INCOME
Dividend income	$1	$16	$-	$4	$4	$-	$-	$-	$-	$8,632	$97

EXPENSES
Mortality and expense risk and administrative charges	-	11	-	1	2	-	-	-	514	1,977	32

Net investment income (loss)	1	5	-	3	2	-	-	-	(514)	6,655	66

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	-	-	-	2	-	(1)	-	-	1,740	1,446	30
Capital gain distributions	-	63	-	-	-	-	-	8	3,091	-	-
Net realized gain (loss) on investments	-	63	-	2	-	(1)	-	8	4,831	1,446	30

Change in net unrealized appreciation (depreciation) on investments	1	57	-	15	(4)	-	-	(6)	1,992	18,530	406

Net realized and unrealized gain (loss) on investments	1	120	-	16	(4)	-	-	2	6,823	19,976	436

Net increase (decrease) in net assets resulting from operations	$2	$124	$-	$19	$(2)	$(1)	$-	$1	$6,309	$26,631	$502

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	Franklin Templeton Variable Insurance Products Trust						Legg Mason Partners Variable Equity Trust	Goldman Sachs Variable Insurance Trust
($ in thousands)	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Strategic Income VIP CL 2	Franklin US Government Securities VIP CL 2	Franklin Multi-Asset Dynamic Multi-Strat VIT	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs International Equity Insights	Goldman Sachs International Equity Insights SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value
INVESTMENT INCOME
Dividend income	$17,260	$3,081	$508	$-	$200	$10,376	$440	$-	$632	$963	$427	$937	$31

EXPENSES
Mortality and expense risk and administrative charges	6,498	3,779	561	521	59	4,371	280	97	241	383	437	1,160	63

Net investment income (loss)	10,761	(698)	(53)	(521)	141	6,005	159	(97)	390	580	(10)	(223)	(32)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	18,519	17,046	2,350	2,191	-	(123)	166	78	262	2,120	420	2,476	214
Capital gain distributions	-	11,605	1,346	5,607	-	-	-	879	533	899	4,638	13,073	916
Net realized gain (loss) on investments	18,519	28,651	3,695	7,798	-	(123)	166	956	795	3,019	5,058	15,549	1,130

Change in net unrealized appreciation (depreciation) on investments	73,268	52,829	7,175	(3,426)	(76)	(18,010)	1,701	77	1,246	448	2,702	6,707	608

Net realized and unrealized gain (loss) on investments	91,787	81,480	10,870	4,372	(76)	(18,133)	1,867	1,033	2,041	3,467	7,760	22,256	1,738

Net increase (decrease) in net assets resulting from operations	$102,549	$80,782	$10,818	$3,852	$65	$(12,128)	$2,026	$936	$2,431	$4,047	$7,750	$22,033	$1,706

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	Goldman Sachs Variable Insurance Trust									Guggeheim Variable Funds
($ in thousands)	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity
INVESTMENT INCOME
Dividend income	$279	$108	$30	$-	$-	$243	$5	$352	$-	$105	$-	$1

EXPENSES
Mortality and expense risk and administrative charges	1,539	295	109	448	2,259	408	10	317	700	40	14	2

Net investment income (loss)	(1,260)	(188)	(80)	(448)	(2,259)	(165)	(6)	35	(700)	65	(14)	(1)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	8,050	975	2,022	1,585	10,317	2,036	29	(1)	1,402	2	(52)	7
Capital gain distributions	18,627	5,080	2,785	4,643	23,684	7,003	189	45	10,162	-	23	-
Net realized gain (loss) on investments	26,677	6,054	4,808	6,229	34,000	9,039	218	44	11,564	2	(28)	7

Change in net unrealized appreciation (depreciation) on investments	11,108	(1,008)	(1,884)	1,356	5,291	(1,395)	(15)	(1,047)	(4,799)	(9)	108	33

Net realized and unrealized gain (loss) on investments	37,785	5,046	2,924	7,585	39,292	7,644	203	(1,002)	6,766	(7)	80	40

Net increase (decrease) in net assets resulting from operations	$36,525	$4,859	$2,844	$7,137	$37,033	$7,479	$197	$(968)	$6,066	$58	$65	$40

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	Guggeheim Variable Funds	Invesco Variable Insurance Funds
($ in thousands)	Guggenheim Multi-Hedge Strategies	Invesco V.I. American Franchise I	Invesco V.I. American Franchise II	Invesco V.I. American Value II	Invesco V.I. Balanced Risk Allocation II	Invesco V.I. Capital Appreciation Fund I	Invesco V.I. Capital Appreciation Fund II	Invesco V.I. Comstock I	Invesco V.I. Comstock II	Invesco V.I. Conservative Balance II	Invesco V.I. Discovery Mid Cap Growth Fund I	Invesco V.I. Discovery Mid Cap Growth Fund II
INVESTMENT INCOME
Dividend income	$-	$-	$-	$212	$2,160	$-	$-	$446	$2,708	$8	$-	$-

EXPENSES
Mortality and expense risk and administrative charges	10	91	38	873	975	134	711	300	1,803	2	64	440

Net investment income (loss)	(10)	(91)	(38)	(661)	1,185	(134)	(711)	146	905	5	(64)	(440)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	39	342	189	5,434	467	176	2,432	751	10,349	-	183	2,689
Capital gain distributions	29	878	433	-	2,324	533	3,849	-	-	30	494	4,671
Net realized gain (loss) on investments	68	1,220	622	5,434	2,790	710	6,281	751	10,349	30	677	7,360

Change in net unrealized appreciation (depreciation) on investments	34	(356)	(218)	16,770	1,432	1,295	8,269	5,721	36,528	(18)	129	(161)

Net realized and unrealized gain (loss) on investments	102	864	404	22,204	4,222	2,005	14,551	6,472	46,876	12	806	7,199

Net increase (decrease) in net assets resulting from operations	$91	$773	$366	$21,543	$5,407	$1,871	$13,839	$6,618	$47,781	$18	$742	$6,759

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	Invesco Variable Insurance Funds
($ in thousands)	Invesco V.I. Equity and Income II	Invesco V.I. Global Fund I	Invesco V.I. Global Fund II	Invesco V.I. Global Real Estate II	Invesco V.I. Global Strategic Income Fund I	Invesco V.I. Global Strategic Income Fund II	Invesco V.I. Government Securities II	Invesco V.I. Growth & Income I	Invesco V.I. Growth & Income II	Invesco V.I. International Growth II	Invesco V.I. Main Street Fund I	Invesco V.I. Main Street Fund II
INVESTMENT INCOME
Dividend income	$3,898	$-	$-	$371	$314	$12,313	$3,324	$434	$7,985	$533	$60	$619

EXPENSES
Mortality and expense risk and administrative charges	2,529	125	3,583	162	94	3,080	1,299	346	6,460	634	112	1,152

Net investment income (loss)	1,369	(125)	(3,583)	209	220	9,233	2,025	88	1,525	(101)	(52)	(533)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	7,422	422	23,212	266	(36)	43	(29)	552	28,888	5,297	216	2,778
Capital gain distributions	2,327	510	16,353	-	-	-	-	-	-	3,433	490	7,037
Net realized gain (loss) on investments	9,749	933	39,565	266	(36)	43	(29)	552	28,888	8,730	706	9,815

Change in net unrealized appreciation (depreciation) on investments	27,230	508	7,990	2,668	(525)	(22,693)	(6,857)	5,875	117,748	(7,118)	1,335	18,045

Net realized and unrealized gain (loss) on investments	36,980	1,441	47,555	2,934	(561)	(22,650)	(6,886)	6,426	146,637	1,612	2,041	27,860

Net increase (decrease) in net assets resulting from operations	$38,349	$1,316	$43,972	$3,143	$(341)	$(13,417)	$(4,861)	$6,515	$148,161	$1,511	$1,989	$27,327

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	Invesco Variable Insurance Funds			Lord Abbett Series Funds, Inc.							MFS Variable Insurance Trust
($ in thousands)	Invesco V.I. Main Street Small Cap Fund II	Invesco V.I. Small Cap Equity II	Invesco V.I. U.S. Government Money Portfolio I	Lord Abbett Bond Debenture VC	Lord Abbett Dividend Growth Fund	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	Lord Abbett Series Short Duration Income VC	MFS Growth Series IC
INVESTMENT INCOME
Dividend income	$-	$1	$22	$17,688	$894	$706	$-	$317	$1,552	$6	$-

EXPENSES
Mortality and expense risk and administrative charges	-	189	3,467	6,181	706	759	801	563	2,181	1	100

Net investment income (loss)	-	(189)	(3,444)	11,508	188	(54)	(801)	(246)	(629)	6	(100)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	-	1,312	-	596	3,649	4,863	5,807	3,169	7,266	(2)	526
Capital gain distributions	1	1,173	-	9,358	12,531	7,238	12,794	5,132	8,018	-	1,010
Net realized gain (loss) on investments	1	2,485	-	9,954	16,180	12,101	18,601	8,300	15,285	(2)	1,535

Change in net unrealized appreciation (depreciation) on investments	1	1,065	-	(9,302)	11,661	5,122	(14,067)	5,709	31,325	(6)	33

Net realized and unrealized gain (loss) on investments	3	3,550	-	652	27,841	17,223	4,534	14,009	46,610	(8)	1,569

Net increase (decrease) in net assets resulting from operations	$2	$3,361	$(3,444)	$12,160	$28,029	$17,170	$3,733	$13,763	$45,980	$(2)	$1,469

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	MFS Variable Insurance Trust											MFS Variable Insurance Trust II
($ in thousands)	MFS Growth Series SC	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT II Emerging Markets Equity SC
INVESTMENT INCOME
Dividend income	$-	$45	$234	$-	$-	$32	$13	$352	$850	$32	$373	$1

EXPENSES
Mortality and expense risk and administrative charges	558	97	643	47	718	81	42	246	546	24	285	3

Net investment income (loss)	(558)	(52)	(408)	(47)	(718)	(48)	(28)	106	305	7	88	(2)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	3,906	444	5,564	109	4,715	349	192	594	1,091	122	822	6
Capital gain distributions	7,892	225	1,793	512	11,158	336	229	936	2,579	62	841	-
Net realized gain (loss) on investments	11,798	669	7,357	621	15,873	685	421	1,530	3,670	183	1,663	6

Change in net unrealized appreciation (depreciation) on investments	(97)	996	6,054	(562)	(14,159)	620	454	721	2,339	34	1,174	(30)

Net realized and unrealized gain (loss) on investments	11,701	1,665	13,411	59	1,714	1,305	875	2,251	6,009	217	2,837	(24)

Net increase (decrease) in net assets resulting from operations	$11,144	$1,614	$13,003	$11	$996	$1,257	$847	$2,357	$6,313	$224	$2,925	$(26)

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	MFS Variable Insurance Trust II					The Universal Institutional Funds, Inc.	PIMCO Variable Insurance Trust
($ in thousands)	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	MFS VIT Total Return Bond SC	MFS VIT Value SC	Morgan Stanley VIF, Inc. Global Real Estate II	PIMCO Income Advisor	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	Pimco VIT High Yield Advance	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
INVESTMENT INCOME
Dividend income	$32	$5	$13	$10,086	$2,225	$176	$3	$825	$646	$1	$442	$594

EXPENSES
Mortality and expense risk and administrative charges	214	27	354	4,154	2,135	95	1	89	90	-	335	1,417

Net investment income (loss)	(182)	(22)	(342)	5,932	90	81	2	736	556	1	106	(823)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	1,895	61	1,568	133	14,114	255	(1)	65	31	-	(217)	(6)
Capital gain distributions	626	260	5,242	30	4,373	-	-	-	-	-	5,730	-
Net realized gain (loss) on investments	2,521	321	6,810	163	18,487	255	(1)	65	31	-	5,513	(6)

Change in net unrealized appreciation (depreciation) on investments	(228)	136	2,372	(14,395)	24,015	1,155	(2)	231	(135)	-	(7,409)	(2,082)

Net realized and unrealized gain (loss) on investments	2,293	458	9,182	(14,232)	42,502	1,411	(3)	296	(104)	(1)	(1,896)	(2,087)

Net increase (decrease) in net assets resulting from operations	$2,112	$436	$8,840	$(8,300)	$42,592	$1,492	$(1)	$1,032	$452	$-	$(1,790)	$(2,910)

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	PIMCO Variable Insurance Trust			Clayton Street Trust			Royce Capital Fund		Rydex Variable Trust		T. Rowe Funds
($ in thousands)	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Protective Life Dynamic Allocation Series – Conservative	Protective Life Dynamic Allocation Series – Growth	Protective Life Dynamic Allocation Series – Moderate	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	T. Rowe Price All-Cap Opportunities Portfolio
INVESTMENT INCOME
Dividend income	$14,479	$655	$13,109	$390	$560	$3,181	$-	$2,147	$-	$-	$-

EXPENSES
Mortality and expense risk and administrative charges	3,262	737	8,227	489	684	3,665	251	2,085	-	-	-

Net investment income (loss)	11,217	(82)	4,882	(99)	(124)	(484)	(251)	62	-	-	-

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	79	1	(266)	267	784	1,502	2,221	9,625	1	-	-
Capital gain distributions	-	-	32,536	-	-	-	920	-	-	-	-
Net realized gain (loss) on investments	79	1	32,270	267	784	1,502	3,141	9,625	1	-	-

Change in net unrealized appreciation (depreciation) on investments	1,582	(758)	(55,333)	3,075	10,586	41,993	2,810	37,135	2	-	-

Net realized and unrealized gain (loss) on investments	1,662	(757)	(23,063)	3,342	11,370	43,495	5,951	46,760	3	-	-

Net increase (decrease) in net assets resulting from operations	$12,879	$(839)	$(18,181)	$3,242	$11,246	$43,011	$5,700	$46,822	$3	$-	$-

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	T. Rowe Funds		Franklin Templeton Variable Insurane Products Trust				VanEck Worldwide Insurance Trust	Vanguard Funds
($ in thousands)	T. Rowe Price Blue Chip Growth Portfolio II	T. Rowe Price Health Sciences Portfolio II	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	VanEck Global Hard Asset	Vanguard VIF Balanced	Vanguard VIF Capital Growth	Vanguard VIF Conservative Allocation	Vanguard VIF Diversified Val	Vanguard VIF Equity Income
INVESTMENT INCOME
Dividend income	$-	$-	$112	$1,617	$-	$1,173	$1	$4	$1	$1	$1	$-

EXPENSES
Mortality and expense risk and administrative charges	8	3	107	911	2,741	1,139	5	1	-	1	-	1

Net investment income (loss)	(8)	(3)	5	707	(2,741)	34	(3)	3	1	-	-	(1)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	1	(4)	1,906	1,993	(111)	3,216	25	-	-	-	1	(1)
Capital gain distributions	228	55	258	-	-	-	-	12	7	2	1	-
Net realized gain (loss) on investments	229	52	2,164	1,993	(111)	3,216	25	12	7	2	2	(1)

Change in net unrealized appreciation (depreciation) on investments	(201)	(55)	(2,456)	242	(12,553)	717	22	54	11	6	10	49

Net realized and unrealized gain (loss) on investments	28	(4)	(293)	2,235	(12,664)	3,934	47	66	18	8	12	48

Net increase (decrease) in net assets resulting from operations	$20	$(7)	$(287)	$2,942	$(15,405)	$3,968	$43	$70	$19	$8	$13	$48

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	Vanguard Funds
($ in thousands)	Vanguard VIF Equity Index	Vanguard VIF Global Bond Index	Vanguard VIF Growth	Vanguard VIF High Yield Bond	Vanguard VIF International	Vanguard VIF Mid-Cap Index	Vanguard VIF Moderate Allocation	Vanguard VIF Money Market	Vanguard VIF Real Estate Index	Vanguard VIF Short Term Invmt Grade	Vanguard VIF Total Bond Mkt Index	Vanguard VIF Total Intl Stk Mkt Idx
INVESTMENT INCOME
Dividend income	$2	$1	$-	$4	$-	$2	$2	$-	$1	$1	$8	$2

EXPENSES
Mortality and expense risk and administrative charges	1	-	1	-	1	1	1	1	-	2	2	1

Net investment income (loss)	-	-	(1)	4	(1)	1	1	(1)	-	-	6	1

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	-	-	-	-	(1)	(2)	4	-	-	-	-	(1)
Capital gain distributions	5	1	14	-	4	11	6	-	1	-	3	1
Net realized gain (loss) on investments	5	1	14	-	3	9	10	-	-	-	3	-

Change in net unrealized appreciation (depreciation) on investments	86	(1)	27	(1)	(29)	55	14	-	38	(10)	(15)	5

Net realized and unrealized gain (loss) on investments	91	(1)	41	(1)	(26)	64	24	-	39	(10)	(12)	5

Net increase (decrease) in net assets resulting from operations	$91	$-	$40	$3	$(27)	$65	$25	$(1)	$39	$(10)	$(6)	$6

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2021

	Vanguard Funds	Legg Mason Partners Variable Equity Trust
($ in thousands)	Vanguard VIF Total Stock Mkt Index	Western Asset Core Plus VIT II
INVESTMENT INCOME
Dividend income	$5	$47

EXPENSES
Mortality and expense risk and administrative charges	2	7

Net investment income (loss)	3	40

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	2	-
Capital gain distributions	23	-
Net realized gain (loss) on investments	25	-

Change in net unrealized appreciation (depreciation) on investments	115	(59)

Net realized and unrealized gain (loss) on investments	140	(59)

Net increase (decrease) in net assets resulting from operations	$143	$(18)

Note: Totals may not appear to foot/crossfoot due to rounding.	Concluded

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	Alliance Bernstein Funds				American Funds Insurance Series
($ in thousands)	AB VPS Growth And Income B	AB VPS Large Cap Growth B	AB VPS Small Cap Growth B	AB VPS Small/Mid Cap Value B	American Funds IS Asset Allocation Class 2	American Funds IS Asset Allocation Class 4	American Funds IS Capital Income Builder Class 2	American Funds IS Capital Income Builder Class 4	American Funds IS Capital World Growth And Income Fund 2	American Funds IS Capital World Growth And Income Fund 4	American Funds IS Global Growth Class 2	American Funds IS Global Growth Class 4
FROM OPERATIONS
Net investment income (loss)	$-	$(2)	$-	$-	$599	$136	$114	$94	$61	$18	$(516)	$(169)
Net realized gain (loss) on investments	-	24	10	-	5,146	1,022	1	8	153	74	7,924	1,019
Change in net unrealized appreciation (depreciation) on investments	6	27	(11)	9	6,323	2,617	545	728	502	287	5,895	1,509

Net increase (decrease) in net assets resulting from operations	6	49	(1)	8	12,068	3,776	660	830	716	379	13,304	2,359

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	23	388	102	32	10,242	2,453	2,270	432	2,175	311	16,181	1,853
Contract maintenance fees	-	(1)	-	-	(713)	(109)	(17)	(35)	(18)	(4)	(1,082)	(110)
Contract owners' benefits	(1)	(5)	(5)	-	(7,435)	(2,060)	(121)	(397)	(87)	(193)	(4,649)	(959)
Transfer (to) from other portfolios	118	426	14	318	672	9,659	635	668	328	779	(2,586)	(171)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	141	809	111	350	2,766	9,943	2,766	668	2,398	893	7,864	613

Total increase (decrease) in net assets	147	857	110	358	14,834	13,719	3,426	1,498	3,114	1,271	21,169	2,972

NET ASSETS
Beginning of period	-	-	-	-	85,665	25,063	3,559	5,878	4,029	2,519	84,204	15,643
End of period	$147	$857	$110	$358	$100,498	$38,782	$6,985	$7,377	$7,143	$3,791	$105,373	$18,614

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	American Funds Insurance Series
($ in thousands)	American Funds IS Global Small Capitalization Class 2	American Funds IS Global Small Capitalization Class 4	American Funds IS Growth – Income Class 2	American Funds IS Growth – Income Class 4	American Funds IS Growth Class 2	American Funds IS Growth Class 4	American Funds IS High-Income Bond 2	American Funds IS International Class 2	American Funds IS International Class 4	American Funds IS International Growth And Income 2	American Funds IS New World Class 2
FROM OPERATIONS
Net investment income (loss)	$(49)	$(4)	$56	$(7)	$(244)	$(584)	$-	$186	$5	$-	$12
Net realized gain (loss) on investments	205	36	132	173	5,699	8,362	-	69	1	-	305
Change in net unrealized appreciation (depreciation) on investments	67	(12)	1,528	3,021	2,249	2,907	-	(548)	(20)	-	(125)

Net increase (decrease) in net assets resulting from operations	223	19	1,715	3,187	7,705	10,686	-	(293)	(14)	-	192

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	2,412	44	7,479	1,774	18,692	2,912	25	3,078	47	10	3,389
Contract maintenance fees	(22)	-	(31)	(16)	(182)	(82)	-	(30)	-	-	(30)
Contract owners' benefits	(176)	(58)	(128)	(794)	(975)	(3,891)	-	(224)	(8)	-	(269)
Transfer (to) from other portfolios	389	(36)	1,255	782	2,047	15,668	-	766	2	-	740
Net increase (decrease) in net assets resulting from variable annuity contract transactions	2,603	(50)	8,575	1,746	19,583	14,606	25	3,590	42	10	3,829

Total increase (decrease) in net assets	2,827	(31)	10,291	4,934	27,287	25,292	25	3,297	27	10	4,021

NET ASSETS
Beginning of period	4,409	314	3,905	13,411	27,688	41,912	-	7,211	392	-	5,933
End of period	$7,236	$283	$14,196	$18,344	$54,975	$67,204	$25	$10,508	$420	$10	$9,954

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	American Funds Insurance Series							Blackrock Funds			Calvert Variable Series, Inc.	Legg Mason Partners Variable Equity Trust
($ in thousands)	American Funds IS New World Class 4	American Funds IS The Bond Fund Of America 2	American Funds IS The Bond Fund Of America 4	American Funds IS U.S. Government Securities Fund 2	American Funds IS U.S. Government Securities Fund 4	American Funds IS Washington Mutual Investors Fund 2	American Funds IS Washington Mutual Investors Fund 4	Blackrock 60/40 Target Allocation ETF V.I. Fund	Blackrock Global Allocation V.I. III	Blackrock International V.I. I	Calvert VP SRI Balanced	Clearbridge Variable Dividend Strategy II
FROM OPERATIONS
Net investment income (loss)	$(2)	$141	$17	$21	$(11)	$244	$-	$8	$1	$-	$(3)	$-
Net realized gain (loss) on investments	22	463	269	284	362	264	7	44	122	-	67	3
Change in net unrealized appreciation (depreciation) on investments	(7)	(650)	(397)	(331)	(504)	6,613	649	(41)	(120)	-	127	1

Net increase (decrease) in net assets resulting from operations	13	(46)	(110)	(26)	(153)	7,121	657	12	3	-	191	4

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	74	9,524	1,836	1,709	732	10,460	626	370	694	75	103	37
Contract maintenance fees	-	(45)	(32)	(13)	(29)	(145)	(17)	-	(1)	-	(1)	-
Contract owners' benefits	(13)	(393)	(472)	(176)	(644)	(806)	(136)	(4)	(1)	-	(193)	-
Transfer (to) from other portfolios	(77)	3,306	1,302	305	(2,282)	1,338	(274)	252	167	-	6	4
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(17)	12,392	2,634	1,825	(2,223)	10,847	199	617	859	75	(84)	41

Total increase (decrease) in net assets	(4)	12,346	2,524	1,798	(2,376)	17,968	856	629	862	75	107	45

NET ASSETS
Beginning of period	366	6,314	5,619	1,846	7,444	21,924	2,441	-	-	-	1,488	-
End of period	$362	$18,660	$8,143	$3,644	$5,068	$39,893	$3,297	$629	$862	$75	$1,595	$45

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	Legg Mason Partners Variable Equity Trust			Columbia Funds					DFA Funds
($ in thousands)	Clearbridge Variable Large Cap Growth II	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	Columbia VP Balanced 2	Columbia VP Intermediate Bond 2	Columbia VP Limited Duration Credit 2	Columbia VP Select Mid Cap Value 2	Columbia VP Strategic Income 2	DFA VA Equity Allocation Portfolio Instl	DFA VA Global Bond	DFA VA Global Moderate Allocation Instl	DFA VA International Small
FROM OPERATIONS
Net investment income (loss)	$(1)	$(710)	$(319)	$(6)	$2	$-	$-	$1	$-	$4	$5	$9
Net realized gain (loss) on investments	8	12,115	5,801	-	7	-	-	-	1	-	12	26
Change in net unrealized appreciation (depreciation) on investments	4	4,143	(2,792)	36	(11)	-	6	(3)	-	(11)	(3)	(28)

Net increase (decrease) in net assets resulting from operations	11	15,547	2,691	30	(3)	-	6	(3)	2	(6)	14	8

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	96	2,344	1,906	886	170	2	77	211	23	698	357	386
Contract maintenance fees	-	(727)	(261)	(3)	-	-	-	-	-	-	(1)	-
Contract owners' benefits	-	(6,352)	(2,237)	(7)	(1)	-	-	(1)	-	-	-	(2)
Transfer (to) from other portfolios	24	(7,232)	(8,133)	646	191	16	-	182	-	5	-	1
Net increase (decrease) in net assets resulting from variable annuity contract transactions	120	(11,968)	(8,725)	1,522	360	18	77	392	23	702	355	386

Total increase (decrease) in net assets	131	3,580	(6,035)	1,552	357	17	83	389	25	696	369	393

NET ASSETS
Beginning of period	-	62,964	26,813	-	-	-	-	-	-	-	-	2
End of period	$131	$66,543	$20,778	$1,552	$357	$17	$83	$389	$25	$696	$369	$395

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	DFA Funds				Fidelity Variable Insurance Products
($ in thousands)	DFA VA International Value	DFA VA Short-Term Fixed	DFA VA US Large Value	DFA VA US Targeted Value	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2
FROM OPERATIONS
Net investment income (loss)	$16	$-	$22	$8	$(3,548)	$36	$(3)	$1	$(38)	$112	$2,377	$(2,151)
Net realized gain (loss) on investments	-	-	-	46	59,909	1,034	69	321	848	33,122	8,043	66,395
Change in net unrealized appreciation (depreciation) on investments	(6)	(1)	69	(6)	23,303	300	16	(120)	(127)	162,273	(15,622)	1,492

Net increase (decrease) in net assets resulting from operations	10	(1)	90	48	79,663	1,369	83	202	683	195,507	(5,201)	65,736

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	431	423	1,383	674	12,097	129	1	1	37	33,916	17,375	4,103
Contract maintenance fees	-	-	-	-	(3,226)	(49)	(8)	(13)	(15)	(3,681)	(3,234)	(3,023)
Contract owners' benefits	(2)	-	(4)	(4)	(32,380)	(1,066)	(63)	(180)	(240)	(63,167)	(23,678)	(31,297)
Transfer (to) from other portfolios	-	5	(16)	(15)	(19,577)	(264)	281	(125)	(74)	(17,604)	40,134	(36,843)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	430	428	1,364	655	(43,086)	(1,251)	211	(317)	(291)	(50,536)	30,597	(67,060)

Total increase (decrease) in net assets	440	426	1,454	703	36,577	118	293	(115)	392	144,971	25,396	(1,324)

NET ASSETS
Beginning of period	4	18	18	-	319,766	6,349	1,081	2,844	3,260	745,454	272,123	300,209
End of period	$444	$445	$1,472	$703	$356,344	$6,468	$1,374	$2,729	$3,652	$890,425	$297,519	$298,885

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	Fidelity Variable Insurance Products								Franklin Templeton Variable Insurance Products Trust
($ in thousands)	Fidelity VIP Asset Manager Service 2	Fidelity VIP Balanced Service 2	Fidelity VIP Bond Index Port	Fidelity VIP Energy Service 2	Fidelity VIP Fundsmanager 20% Service 2	Fidelity VIP Health Care Port Service 2	Fidelity VIP International Index Port	Fidelity VIP Target Volatility Service 2	Franklin Dynatech VIP Fund	Franklin Income VIP CL 2	Franklin Mutual Global Discovery VIP CL 2
FROM OPERATIONS
Net investment income (loss)	$1	$5	$-	$3	$2	$-	$-	$-	$(514)	$6,655	$66
Net realized gain (loss) on investments	-	63	-	2	-	(1)	-	8	4,831	1,446	30
Change in net unrealized appreciation (depreciation) on investments	1	57	-	15	(4)	-	-	(6)	1,992	18,530	406

Net increase (decrease) in net assets resulting from operations	2	124	-	19	(2)	(1)	-	1	6,309	26,631	502

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	3	2,603	17	131	120	159	-	60	6,994	3,255	216
Contract maintenance fees	-	(5)	-	-	(1)	-	-	-	(412)	(1,645)	(8)
Contract owners' benefits	(1)	(17)	-	(4)	(7)	-	-	-	(4,303)	(18,414)	(155)
Transfer (to) from other portfolios	73	1,736	-	148	451	39	-	-	(1,792)	(3,837)	1,501
Net increase (decrease) in net assets resulting from variable annuity contract transactions	76	4,317	17	275	564	198	-	60	488	(20,641)	1,554

Total increase (decrease) in net assets	77	4,441	17	294	562	197	-	62	6,797	5,991	2,056

NET ASSETS
Beginning of period	-	-	-	-	-	-	-	-	43,345	179,434	1,938
End of period	$77	$4,441	$17	$294	$562	$197	$-	$62	$50,142	$185,425	$3,994

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	Franklin Templeton Variable Insurance Products Trust						Legg Mason Partners Variable Equity Trust	Goldman Sachs Variable Insurance Trust
($ in thousands)	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Strategic Income VIP CL 2	Franklin US Government Securities VIP CL 2	Franklin Multi-Asset Dynamic Multi-Strat VIT	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs International Equity Insights	Goldman Sachs International Equity Insights SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value
FROM OPERATIONS
Net investment income (loss)	$10,761	$(698)	$(53)	$(521)	$141	$6,005	$159	$(97)	$390	$580	$(10)	$(223)	$(32)
Net realized gain (loss) on investments	18,519	28,651	3,695	7,798	-	(123)	166	956	795	3,019	5,058	15,549	1,130
Change in net unrealized appreciation (depreciation) on investments	73,268	52,829	7,175	(3,426)	(76)	(18,010)	1,701	77	1,246	448	2,702	6,707	608

Net increase (decrease) in net assets resulting from operations	102,549	80,782	10,818	3,852	65	(12,128)	2,026	936	2,431	4,047	7,750	22,033	1,706

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	7,792	7,243	1,403	2,632	834	7,419	67	90	160	230	587	328	50
Contract maintenance fees	(6,807)	(3,518)	(454)	(351)	(12)	(4,852)	(321)	(94)	(84)	(432)	(49)	(1,225)	(8)
Contract owners' benefits	(61,249)	(35,514)	(5,551)	(4,291)	(100)	(45,536)	(1,833)	(628)	(2,772)	(3,874)	(4,801)	(10,807)	(698)
Transfer (to) from other portfolios	(46,174)	(21,842)	(5,866)	(10,216)	518	61,345	763	469	(325)	(3,512)	(1,385)	(7,162)	105
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(106,438)	(53,631)	(10,469)	(12,227)	1,240	18,376	(1,324)	(164)	(3,020)	(7,588)	(5,648)	(18,866)	(551)

Total increase (decrease) in net assets	(3,889)	27,151	349	(8,375)	1,305	6,248	702	772	(589)	(3,541)	2,103	3,167	1,155

NET ASSETS
Beginning of period	597,023	341,603	47,671	47,230	5,359	413,139	18,608	6,519	22,861	40,321	36,513	104,778	6,009
End of period	$593,134	$368,754	$48,020	$38,855	$6,665	$419,387	$19,309	$7,291	$22,272	$36,780	$38,616	$107,945	$7,163

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	Goldman Sachs Variable Insurance Trust									Guggeheim Variable Funds
($ in thousands)	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity
FROM OPERATIONS
Net investment income (loss)	$(1,260)	$(188)	$(80)	$(448)	$(2,259)	$(165)	$(6)	$35	$(700)	$65	$(14)	$(1)
Net realized gain (loss) on investments	26,677	6,054	4,808	6,229	34,000	9,039	218	44	11,564	2	(28)	7
Change in net unrealized appreciation (depreciation) on investments	11,108	(1,008)	(1,884)	1,356	5,291	(1,395)	(15)	(1,047)	(4,799)	(9)	108	33

Net increase (decrease) in net assets resulting from operations	36,525	4,859	2,844	7,137	37,033	7,479	197	(968)	6,066	58	65	40

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	1,619	385	19	594	2,064	432	1	2,039	574	50	1	15
Contract maintenance fees	(1,669)	(37)	(158)	(48)	(2,284)	(14)	(10)	(391)	(572)	(2)	(1)	-
Contract owners' benefits	(14,192)	(3,043)	(1,221)	(4,679)	(19,421)	(3,449)	(59)	(2,072)	(6,698)	(342)	(221)	(54)
Transfer (to) from other portfolios	(16,928)	(1,273)	(2,181)	(1,517)	(18,525)	(775)	3	4,979	(5,127)	(70)	(1,395)	-
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(31,171)	(3,967)	(3,540)	(5,649)	(38,166)	(3,805)	(65)	4,555	(11,823)	(365)	(1,615)	(39)

Total increase (decrease) in net assets	5,354	891	(696)	1,488	(1,133)	3,674	132	3,588	(5,757)	(307)	(1,550)	1

NET ASSETS
Beginning of period	138,656	22,712	13,503	37,639	199,113	28,662	740	29,345	63,563	3,976	1,929	167
End of period	$144,009	$23,603	$12,807	$39,127	$197,980	$32,337	$872	$32,932	$57,806	$3,669	$378	$168

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	Guggeheim Variable Funds	Invesco Variable Insurance Funds
($ in thousands)	Guggenheim Multi-Hedge Strategies	Invesco V.I. Capital Appreciation Fund I	Invesco V.I. Capital Appreciation Fund II	Invesco V.I. Conservative Balance II	Invesco V.I. Discovery Mid Cap Growth Fund I	Invesco V.I. Discovery Mid Cap Growth Fund II	Invesco V.I. Global Fund I	Invesco V.I. Global Fund II	Invesco V.I. Global Strategic Income Fund I	Invesco V.I. Global Strategic Income Fund II	Invesco V.I. U.S. Government Money Portfolio I	Invesco V.I. Main Street Fund I
FROM OPERATIONS
Net investment income (loss)	$(10)	$(134)	$(711)	$5	$(64)	$(440)	$(125)	$(3,583)	$220	$9,233	$(3,444)	$(52)
Net realized gain (loss) on investments	68	710	6,281	30	677	7,360	933	39,565	(36)	43	-	706
Change in net unrealized appreciation (depreciation) on investments	34	1,295	8,269	(18)	129	(161)	508	7,990	(525)	(22,693)	-	1,335

Net increase (decrease) in net assets resulting from operations	91	1,871	13,839	18	742	6,759	1,316	43,972	(341)	(13,417)	(3,444)	1,989

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	18	54	767	616	1	434	15	2,217	20	1,304	1,638	65
Contract maintenance fees	(1)	(3)	(769)	-	(1)	(339)	(2)	(3,343)	(2)	(3,270)	(4,408)	(2)
Contract owners' benefits	(93)	(667)	(6,089)	(19)	(569)	(4,353)	(971)	(33,491)	(996)	(29,753)	(55,209)	(813)
Transfer (to) from other portfolios	(486)	(154)	(6,032)	515	73	(10,087)	70	(30,176)	213	36,543	156,777	(246)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(562)	(769)	(12,123)	1,111	(496)	(14,345)	(887)	(64,793)	(764)	4,824	98,798	(996)

Total increase (decrease) in net assets	(471)	1,102	1,716	1,129	246	(7,586)	429	(20,821)	(1,105)	(8,593)	95,354	993

NET ASSETS
Beginning of period	1,183	9,352	70,047	-	4,638	47,696	9,721	336,381	7,581	289,028	326,367	8,118
End of period	$712	$10,454	$71,762	$1,129	$4,884	$40,110	$10,150	$315,560	$6,476	$280,436	$421,721	$9,111

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	Invesco Variable Insurance Funds
($ in thousands)	Invesco V.I. Main Street Fund II	Invesco V.I. Main Street Small Cap Fund II	Invesco V.I. American Franchise I	Invesco V.I. American Franchise II	Invesco V.I. American Value II	Invesco V.I. Balanced Risk Allocation II	Invesco V.I. Comstock I	Invesco V.I. Comstock II	Invesco V.I. Equity and Income II	Invesco V.I. Global Real Estate II	Invesco V.I. Government Securities II	Invesco V.I. Growth & Income I
FROM OPERATIONS
Net investment income (loss)	$(533)	$-	$(91)	$(38)	$(661)	$1,185	$146	$905	$1,369	$209	$2,025	$88
Net realized gain (loss) on investments	9,815	1	1,220	622	5,434	2,790	751	10,349	9,749	266	(29)	552
Change in net unrealized appreciation (depreciation) on investments	18,045	1	(356)	(218)	16,770	1,432	5,721	36,528	27,230	2,668	(6,857)	5,875

Net increase (decrease) in net assets resulting from operations	27,327	2	773	366	21,543	5,407	6,618	47,781	38,349	3,143	(4,861)	6,515

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	11,709	74	56	3	6,493	265	196	2,533	2,574	488	11,724	353
Contract maintenance fees	(1,436)	-	(1)	(11)	(1,029)	(909)	(5)	(1,449)	(2,469)	(141)	(1,682)	(6)
Contract owners' benefits	(7,942)	-	(464)	(356)	(7,972)	(7,858)	(2,642)	(18,129)	(23,601)	(1,458)	(10,608)	(2,780)
Transfer (to) from other portfolios	(6,501)	19	(846)	(38)	(11,223)	3,725	(330)	(19,192)	(10,826)	576	23,177	(74)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(4,170)	94	(1,255)	(402)	(13,732)	(4,776)	(2,781)	(36,237)	(34,322)	(535)	22,611	(2,507)

Total increase (decrease) in net assets	23,157	96	(482)	(37)	7,810	631	3,837	11,544	4,027	2,608	17,750	4,008

NET ASSETS
Beginning of period	105,790	-	7,874	3,542	86,143	71,332	21,630	163,172	235,750	12,573	132,867	25,146
End of period	$128,947	$96	$7,392	$3,506	$93,953	$71,963	$25,467	$174,716	$239,777	$15,180	$150,617	$29,154

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	Invesco Variable Insurance Funds			Lord Abbett Series Funds, Inc.							MFS Variable Insurance Trust
($ in thousands)	Invesco V.I. Growth & Income II	Invesco V.I. International Growth II	Invesco V.I. Small Cap Equity II	Lord Abbett Bond Debenture VC	Lord Abbett Dividend Growth Fund	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	Lord Abbett Series Short Duration Income VC	MFS Growth Series IC
FROM OPERATIONS
Net investment income (loss)	$1,525	$(101)	$(189)	$11,508	$188	$(54)	$(801)	$(246)	$(629)	$6	$(100)
Net realized gain (loss) on investments	28,888	8,730	2,485	9,954	16,180	12,101	18,601	8,300	15,285	(2)	1,535
Change in net unrealized appreciation (depreciation) on investments	117,748	(7,118)	1,065	(9,302)	11,661	5,122	(14,067)	5,709	31,325	(6)	33

Net increase (decrease) in net assets resulting from operations	148,161	1,511	3,361	12,160	28,029	17,170	3,733	13,763	45,980	(2)	1,469

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	2,648	1,336	1,730	21,256	7,732	482	1,405	509	697	160	30
Contract maintenance fees	(7,091)	(595)	(130)	(6,646)	(1,272)	(369)	(886)	(328)	(2,407)	-	(2)
Contract owners' benefits	(62,250)	(7,670)	(1,788)	(54,995)	(9,666)	(7,758)	(7,262)	(5,819)	(20,296)	(158)	(619)
Transfer (to) from other portfolios	(79,438)	(25,418)	(3,715)	56,007	(4,730)	(4,396)	(30,521)	(3,823)	(17,652)	234	(462)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(146,131)	(32,347)	(3,903)	15,623	(7,937)	(12,041)	(37,264)	(9,460)	(39,657)	237	(1,053)

Total increase (decrease) in net assets	2,030	(30,836)	(542)	27,782	20,092	5,129	(33,531)	4,303	6,324	235	416

NET ASSETS
Beginning of period	602,185	73,418	18,931	556,026	115,152	66,910	83,665	53,473	192,293	-	7,379
End of period	$604,214	$42,582	$18,390	$583,809	$135,244	$72,039	$50,134	$57,775	$198,617	$235	$7,796

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	MFS Variable Insurance Trust											MFS Variable Insurance Trust II
($ in thousands)	MFS Growth Series SC	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT II Emerging Markets Equity SC
FROM OPERATIONS
Net investment income (loss)	$(558)	$(52)	$(408)	$(47)	$(718)	$(48)	$(28)	$106	$305	$7	$88	$(2)
Net realized gain (loss) on investments	11,798	669	7,357	621	15,873	685	421	1,530	3,670	183	1,663	6
Change in net unrealized appreciation (depreciation) on investments	(97)	996	6,054	(562)	(14,159)	620	454	721	2,339	34	1,174	(30)

Net increase (decrease) in net assets resulting from operations	11,144	1,614	13,003	11	996	1,257	847	2,357	6,313	224	2,925	(26)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	270	43	308	13	332	16	46	157	585	2	144	-
Contract maintenance fees	(328)	(2)	(447)	(1)	(621)	(2)	(24)	(4)	(313)	-	(221)	(1)
Contract owners' benefits	(7,400)	(872)	(6,926)	(354)	(7,579)	(700)	(493)	(2,688)	(5,453)	(347)	(3,258)	(42)
Transfer (to) from other portfolios	(3,137)	(105)	(5,541)	77	(4,438)	(148)	(120)	54	281	(14)	(10)	19
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(10,595)	(935)	(12,608)	(265)	(12,306)	(834)	(591)	(2,481)	(4,900)	(360)	(3,345)	(24)

Total increase (decrease) in net assets	548	678	395	(253)	(11,310)	422	255	(124)	1,414	(135)	(420)	(50)

NET ASSETS
Beginning of period	54,233	6,771	56,467	3,296	69,095	5,838	3,854	19,408	51,632	2,019	25,441	349
End of period	$54,782	$7,448	$56,861	$3,043	$57,785	$6,260	$4,109	$19,285	$53,045	$1,884	$25,021	$299

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	MFS Variable Insurance Trust II					The Universal Institutional Funds, Inc.	PIMCO Variable Insurance Trust
($ in thousands)	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	MFS VIT Total Return Bond SC	MFS VIT Value SC	Morgan Stanley VIF, Inc. Global Real Estate II	PIMCO Income Advisor	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	Pimco VIT High Yield Advance	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
FROM OPERATIONS
Net investment income (loss)	$(182)	$(22)	$(342)	$5,932	$90	$81	$2	$736	$556	$1	$106	$(823)
Net realized gain (loss) on investments	2,521	321	6,810	163	18,487	255	(1)	65	31	-	5,513	(6)
Change in net unrealized appreciation (depreciation) on investments	(228)	136	2,372	(14,395)	24,015	1,155	(2)	231	(135)	-	(7,409)	(2,082)

Net increase (decrease) in net assets resulting from operations	2,112	436	8,840	(8,300)	42,592	1,492	(1)	1,032	452	-	(1,790)	(2,910)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	172	38	111	1,444	996	17	176	147	92	20	876	13,289
Contract maintenance fees	(52)	-	(428)	(4,208)	(1,614)	(87)	-	(81)	(83)	-	(333)	(1,676)
Contract owners' benefits	(3,819)	(266)	(4,259)	(45,559)	(23,436)	(734)	(9)	(865)	(767)	(5)	(2,980)	(10,997)
Transfer (to) from other portfolios	(241)	(11)	(3,200)	45,943	(16,354)	5,383	197	(70)	402	111	3,554	23,019
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(3,940)	(239)	(7,776)	(2,380)	(40,408)	4,580	363	(869)	(356)	126	1,118	23,635

Total increase (decrease) in net assets	(1,829)	197	1,064	(10,680)	2,184	6,072	362	163	97	127	(672)	20,725

NET ASSETS
Beginning of period	24,678	1,951	39,387	401,842	193,873	1,330	-	7,363	6,534	-	30,865	126,694
End of period	$22,849	$2,148	$40,451	$391,163	$196,057	$7,402	$362	$7,526	$6,630	$127	$30,193	$147,419

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	PIMCO Variable Insurance Trust			Clayton Street Trust			Royce Capital Fund		Rydex Variable Trust		T. Rowe Funds
($ in thousands)	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Protective Life Dynamic Allocation Series – Conservative	Protective Life Dynamic Allocation Series – Growth	Protective Life Dynamic Allocation Series – Moderate	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	T. Rowe Price All-Cap Opportunities Portfolio
FROM OPERATIONS
Net investment income (loss)	$11,217	$(82)	$4,882	$(99)	$(124)	$(484)	$(251)	$62	$-	$-	$-
Net realized gain (loss) on investments	79	1	32,270	267	784	1,502	3,141	9,625	1	-	-
Change in net unrealized appreciation (depreciation) on investments	1,582	(758)	(55,333)	3,075	10,586	41,993	2,810	37,135	2	-	-

Net increase (decrease) in net assets resulting from operations	12,879	(839)	(18,181)	3,242	11,246	43,011	5,700	46,822	3	-	-

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	2,291	2,605	21,566	2,816	564	155,005	67	949	-	-	100
Contract maintenance fees	(3,679)	(728)	(8,767)	(507)	(179)	(6,571)	(242)	(2,282)	-	-	-
Contract owners' benefits	(30,008)	(7,266)	(74,243)	(8,415)	(4,279)	(13,354)	(2,185)	(19,078)	(1)	-	-
Transfer (to) from other portfolios	33,236	6,790	100,118	8,560	(5,029)	56,031	(6,170)	(25,654)	(2)	1	-
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,840	1,401	38,674	2,455	(8,923)	191,110	(8,530)	(46,064)	(3)	1	100

Total increase (decrease) in net assets	14,719	562	20,494	5,697	2,322	234,121	(2,830)	758	-	1	100

NET ASSETS
Beginning of period	285,898	65,883	746,621	40,357	62,414	290,751	22,597	183,315	9	6	-
End of period	$300,617	$66,445	$767,115	$46,054	$64,736	$524,872	$19,767	$184,073	$10	$8	$100

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	T. Rowe Funds		Franklin Templeton Variable Insurane Products Trust				VanEck Worldwide Insurance Trust	Vanguard Funds
($ in thousands)	T. Rowe Price Blue Chip Growth Portfolio II	T. Rowe Price Health Sciences Portfolio II	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	VanEck Global Hard Asset	Vanguard VIF Balanced	Vanguard VIF Capital Growth	Vanguard VIF Conservative Allocation	Vanguard VIF Diversified Val	Vanguard VIF Equity Income
FROM OPERATIONS
Net investment income (loss)	$(8)	$(3)	$5	$707	$(2,741)	$34	$(3)	$3	$1	$-	$-	$(1)
Net realized gain (loss) on investments	229	52	2,164	1,993	(111)	3,216	25	12	7	2	2	(1)
Change in net unrealized appreciation (depreciation) on investments	(201)	(55)	(2,456)	242	(12,553)	717	22	54	11	6	10	49

Net increase (decrease) in net assets resulting from operations	20	(7)	(287)	2,942	(15,405)	3,968	43	70	19	8	13	48

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	2,001	781	408	409	1,867	568	-	730	103	338	16	617
Contract maintenance fees	(2)	(1)	(77)	(848)	(2,958)	(950)	-	(3)	(1)	(2)	(1)	(3)
Contract owners' benefits	(20)	(11)	(966)	(9,108)	(24,243)	(11,186)	-	(1)	-	(1)	-	(41)
Transfer (to) from other portfolios	732	255	(9,898)	(12,382)	40,469	(11,034)	(51)	-	73	-	53	25
Net increase (decrease) in net assets resulting from variable annuity contract transactions	2,710	1,024	(10,532)	(21,929)	15,135	(22,601)	(51)	726	175	335	68	598

Total increase (decrease) in net assets	2,730	1,017	(10,820)	(18,987)	(270)	(18,634)	(8)	796	193	343	80	646

NET ASSETS
Beginning of period	-	-	13,677	90,070	245,678	110,363	258	36	26	-	-	-
End of period	$2,730	$1,017	$2,857	$71,083	$245,408	$91,730	$250	$832	$219	$343	$80	$646

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	Vanguard Funds
($ in thousands)	Vanguard VIF Equity Index	Vanguard VIF Global Bond Index	Vanguard VIF Growth	Vanguard VIF High Yield Bond	Vanguard VIF International	Vanguard VIF Mid-Cap Index	Vanguard VIF Moderate Allocation	Vanguard VIF Money Market	Vanguard VIF Real Estate Index	Vanguard VIF Short Term Invmt Grade	Vanguard VIF Total Bond Mkt Index	Vanguard VIF Total Intl Stk Mkt Idx
FROM OPERATIONS
Net investment income (loss)	$-	$-	$(1)	$4	$(1)	$1	$1	$(1)	$-	$-	$6	$1
Net realized gain (loss) on investments	5	1	14	-	3	9	10	-	-	-	3	-
Change in net unrealized appreciation (depreciation) on investments	86	(1)	27	(1)	(29)	55	14	-	38	(10)	(15)	5

Net increase (decrease) in net assets resulting from operations	91	-	40	3	(27)	65	25	(1)	39	(10)	(6)	6

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	832	103	661	79	594	684	607	1,028	264	1,324	838	462
Contract maintenance fees	(1)	-	(1)	(1)	(1)	(2)	(4)	(4)	-	(2)	(3)	(1)
Contract owners' benefits	(4)	-	-	(1)	(40)	(43)	(1)	(5)	(1)	(13)	(1)	-
Transfer (to) from other portfolios	18	34	-	34	16	95	-	(696)	(17)	118	38	77
Net increase (decrease) in net assets resulting from variable annuity contract transactions	845	136	660	112	570	734	603	324	246	1,428	872	536

Total increase (decrease) in net assets	936	136	700	115	543	799	628	323	284	1,419	866	542

NET ASSETS
Beginning of period	8	12	68	24	5	6	36	2	3	11	270	4
End of period	$944	$148	$768	$139	$548	$805	$664	$325	$287	$1,430	$1,136	$546

Note: Totals may not appear to foot/crossfoot due to rounding.	Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2021

	Vanguard Funds	Legg Mason Partners Variable Equity Trust
($ in thousands)	Vanguard VIF Total Stock Mkt Index	Western Asset Core Plus VIT II
FROM OPERATIONS
Net investment income (loss)	$3	$40
Net realized gain (loss) on investments	25	-
Change in net unrealized appreciation (depreciation) on investments	115	(59)
Net increase (decrease) in net assets resulting from operations	143	(18)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	666	2,109
Contract maintenance fees	(4)	(5)
Contract owners' benefits	(1)	(6)
Transfer (to) from other portfolios	132	207
Net increase (decrease) in net assets resulting from variable annuity contract transactions	793	2,305

Total increase (decrease) in net assets	937	2,287

NET ASSETS
Beginning of period	242	-
End of period	$1,179	$2,287

Note: Totals may not appear to foot/crossfoot due to rounding.	Concluded

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	American Funds Insurance Series
($ in thousands)	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Bond Class 4	American Funds Capital Income Builder Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Growth & Income Class 4	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4
FROM OPERATIONS
Net investment income (loss)	$564	$105	$174	$8	$50	$78	$(391)	$(131)	$2	$(20)	$(3)
Net realized gain (loss) on investments	1,544	5	234	7	28	35	4,829	597	89	197	19
Change in net unrealized appreciation (depreciation) on investments	6,025	2,540	1,390	153	162	318	15,216	2,923	136	780	57
Net increase (decrease) in net assets resulting from operations	8,133	2,650	1,798	168	240	431	19,654	3,389	227	957	73

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	4,746	1,094	3,680	669	840	527	5,332	448	121	1,136	26
Contract maintenance fees	(665)	(84)	(99)	(13)	(17)	(26)	(901)	(99)	(3)	(12)	-
Contract owners' benefits	(6,541)	(1,171)	(708)	(116)	(116)	(140)	(3,395)	(675)	(142)	(76)	(31)
Transfer (to) from other portfolios	109	8,435	1,351	(104)	2,508	1,717	(7,610)	1,662	(74)	21	3
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(2,351)	8,274	4,224	436	3,215	2,078	(6,574)	1,336	(98)	1,069	(2)

Total increase (decrease) in net assets	5,782	10,924	6,022	604	3,455	2,509	13,080	4,725	129	2,026	71

NET ASSETS
Beginning of period	79,883	14,139	15,902	1,837	2,164	3,369	71,124	10,918	2,390	2,383	243
End of period	$85,665	$25,063	$21,924	$2,441	$5,619	$5,878	$84,204	$15,643	$2,519	$4,409	$314

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

($ in thousands)	American Funds Growth Class 2	American Funds Growth Class 4	American Funds Growth - Income Class 4	American Funds International Class 2	American Funds International Class 4	American Funds IS Bond Fund Class 2	American Funds IS Capital Income Builder Class 2	American Funds IS Global Growth and Income Fund Class 2	American Funds IS Growth-Income Fund Class 2	American Funds IS US Government/AAA-Rated Securities Fund Class 2	American Funds New World Class 2
FROM OPERATIONS
Net investment income (loss)	$(104)	$(261)	$23	$(9)	$(3)	$75	$58	$19	$19	$14	$(36)
Net realized gain (loss) on investments	1,055	4,458	878	17	-	35	(1)	56	65	19	102
Change in net unrealized appreciation (depreciation) on investments	7,569	14,442	1,823	927	46	204	111	378	316	24	1,030
Net increase (decrease) in net assets resulting from operations	8,520	18,639	2,724	935	43	314	168	453	400	57	1,096

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	5,916	627	328	1,141	-	2,725	613	1,333	1,556	408	953
Contract maintenance fees	(103)	(47)	(13)	(21)	-	(16)	(9)	(8)	(8)	(4)	(20)
Contract owners' benefits	(853)	(1,221)	(597)	(280)	(4)	(79)	(37)	(36)	(192)	(61)	(310)
Transfer (to) from other portfolios	(295)	9,129	3,498	292	2	541	217	297	567	860	13
Net increase (decrease) in net assets resulting from variable annuity contract transactions	4,665	8,488	3,216	1,132	(2)	3,171	784	1,586	1,923	1,203	636

Total increase (decrease) in net assets	13,185	27,127	5,940	2,067	41	3,485	952	2,039	2,323	1,260	1,732

NET ASSETS
Beginning of period	14,503	14,785	7,471	5,144	351	2,829	2,607	1,990	1,582	586	4,201
End of period	$27,688	$41,912	$13,411	$7,211	$392	$6,314	$3,559	$4,029	$3,905	$1,846	$5,933

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	American Funds Insurance Series		Calvert Variable Series, Inc.	DFA Funds				Fidelity Variable Insurance Products
($ in thousands)	American Funds New World Class 4	American Funds US Government/AAA - Rated Securities Class 4	Calvert VP SRI Balanced	DFA VA International Small	DFA VA International Value	DFA VA Short-Term Fixed	DFA VA US Large Value	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2
FROM OPERATIONS
Net investment income (loss)	$(4)	$56	$2	$-	$-	$-	$-	$(2,824)	$31
Net realized gain (loss) on investments	3	113	45	-	-	-	-	12,891	174
Change in net unrealized appreciation (depreciation) on investments	63	23	133	-	-	-	-	46,740	84
Net increase (decrease) in net assets resulting from operations	62	192	180	-	-	-	-	56,807	289

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	62	234	-	2	4	18	18	3,791	6
Contract maintenance fees	-	(22)	(1)	-	-	-	-	(3,056)	(49)
Contract owners' benefits	(7)	(132)	(36)	-	-	-	-	(26,481)	(1,020)
Transfer (to) from other portfolios	(1)	6,355	8	-	-	-	-	(16,013)	137
Net increase (decrease) in net assets resulting from variable annuity contract transactions	54	6,435	(29)	2	4	18	18	(41,759)	(926)

Total increase (decrease) in net assets	116	6,627	151	2	4	18	18	15,048	(637)

NET ASSETS
Beginning of period	250	817	1,337	-	-	-	-	304,718	6,986
End of period	$366	$7,444	$1,488	$2	$4	$18	$18	$319,766	$6,349

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	Fidelity Variable Insurance Products						Franklin Templeton Variable Insurance Products Trust
($ in thousands)	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Global Discovery VIP CL 2
FROM OPERATIONS
Net investment income (loss)	$-	$6	$(33)	$4,435	$2,611	$(1,312)	$(383)	$5,142	$22
Net realized gain (loss) on investments	54	167	953	(32,323)	1,279	(28,259)	1,816	(9,962)	(31)
Change in net unrealized appreciation (depreciation) on investments	66	178	309	41,503	16,187	44,210	8,967	(4,587)	(86)
Net increase (decrease) in net assets resulting from operations	120	351	1,229	13,615	20,077	14,639	10,400	(9,407)	(95)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	1	6	54	23,726	6,642	2,493	455	2,014	134
Contract maintenance fees	(8)	(18)	(14)	(2,994)	(3,275)	(2,440)	(335)	(1,270)	(5)
Contract owners' benefits	(43)	(165)	(1,508)	(33,918)	(23,419)	(22,807)	(3,552)	(15,038)	(114)
Transfer (to) from other portfolios	20	11	(111)	(59,265)	9,185	(15,247)	627	(5,543)	(151)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(30)	(166)	(1,579)	(72,451)	(10,867)	(38,001)	(2,805)	(19,837)	(136)

Total increase (decrease) in net assets	90	185	(350)	(58,836)	9,210	(23,362)	7,595	(29,244)	(231)

NET ASSETS
Beginning of period	991	2,659	3,610	804,290	262,913	323,571	35,750	208,678	2,169
End of period	$1,081	$2,844	$3,260	$745,454	$272,123	$300,209	$43,345	$179,434	$1,938

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	Franklin Templeton Variable Insurance Products Trust
($ in thousands)	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Strategic Income VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2
FROM OPERATIONS
Net investment income (loss)	$6,132	$(134)	$93	$(417)	$180	$9,896	$59	$1,581
Net realized gain (loss) on investments	(44,677)	(15,929)	(423)	2,375	(23)	(2,562)	(1,341)	(2,308)
Change in net unrealized appreciation (depreciation) on investments	(24,873)	35,019	39	11,755	(67)	4,916	908	(2,922)
Net increase (decrease) in net assets resulting from operations	(63,418)	18,956	(291)	13,713	90	12,250	(374)	(3,649)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	4,783	4,059	455	831	258	3,885	194	487
Contract maintenance fees	(4,695)	(3,126)	(370)	(327)	(8)	(5,424)	(92)	(769)
Contract owners' benefits	(42,604)	(29,439)	(3,501)	(3,683)	(137)	(41,591)	(785)	(6,897)
Transfer (to) from other portfolios	42,484	(19,930)	2,208	1,349	3,415	(5,970)	(898)	5,085
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(32)	(48,436)	(1,208)	(1,830)	3,528	(49,100)	(1,581)	(2,094)

Total increase (decrease) in net assets	(63,450)	(29,480)	(1,499)	11,883	3,618	(36,850)	(1,955)	(5,743)

NET ASSETS
Beginning of period	660,473	371,083	49,170	35,347	1,741	449,989	15,632	95,813
End of period	$597,023	$341,603	$47,671	$47,230	$5,359	$413,139	$13,677	$90,070

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	Franklin Templeton Variable Insurance Products Trust		Goldman Sachs Variable Insurance Trust
($ in thousands)	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs International Equity Insights	Goldman Sachs International Equity Insights SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC
FROM OPERATIONS
Net investment income (loss)	$18,335	$1,688	$(74)	$111	$169	$77	$109	$(17)	$(542)
Net realized gain (loss) on investments	(3,943)	(1,231)	129	73	(802)	250	669	89	(9,590)
Change in net unrealized appreciation (depreciation) on investments	(31,826)	2,794	83	953	1,745	250	1,172	290	4,877
Net increase (decrease) in net assets resulting from operations	(17,434)	3,251	138	1,137	1,112	577	1,950	362	(5,255)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	1,311	625	24	299	315	425	405	73	1,130
Contract maintenance fees	(3,338)	(925)	(96)	(87)	(416)	(50)	(1,186)	(7)	(1,207)
Contract owners' benefits	(25,997)	(9,362)	(600)	(2,187)	(3,477)	(4,238)	(8,610)	(553)	(10,227)
Transfer (to) from other portfolios	6,534	1,966	(411)	275	867	(52)	2,920	(114)	(664)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(21,490)	(7,696)	(1,083)	(1,700)	(2,711)	(3,915)	(6,471)	(601)	(10,968)

Total increase (decrease) in net assets	(38,924)	(4,445)	(945)	(563)	(1,599)	(3,338)	(4,521)	(239)	(16,223)

NET ASSETS
Beginning of period	284,602	114,808	7,464	23,424	41,920	39,851	109,299	6,248	154,879
End of period	$245,678	$110,363	$6,519	$22,861	$40,321	$36,513	$104,778	$6,009	$138,656

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	Goldman Sachs Variable Insurance Trust								Guggenheim Variable Fund
($ in thousands)	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)
FROM OPERATIONS
Net investment income (loss)	$(193)	$(95)	$(351)	$(1,956)	$(127)	$(5)	$276	$(644)	$150
Net realized gain (loss) on investments	202	457	3,690	13,810	1,726	39	362	10,998	(210)
Change in net unrealized appreciation (depreciation) on investments	1,349	830	7,733	36,179	2,336	76	1,572	9,129	(195)
Net increase (decrease) in net assets resulting from operations	1,358	1,192	11,072	48,033	3,935	110	2,210	19,483	(255)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	103	18	243	1,034	122	1	934	428	63
Contract maintenance fees	(38)	(153)	(51)	(2,175)	(14)	(9)	(401)	(597)	(3)
Contract owners' benefits	(1,819)	(1,031)	(4,126)	(17,239)	(2,798)	(36)	(1,681)	(5,287)	(266)
Transfer (to) from other portfolios	(207)	477	(1,116)	(19,029)	(507)	(62)	209	(10,122)	(1,092)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,961)	(689)	(5,050)	(37,409)	(3,197)	(106)	(939)	(15,578)	(1,298)

Total increase (decrease) in net assets	(603)	503	6,022	10,624	738	4	1,271	3,905	(1,553)

NET ASSETS
Beginning of period	23,315	13,000	31,617	188,489	27,924	736	28,074	59,658	5,529
End of period	$22,712	$13,503	$37,639	$199,113	$28,662	$740	$29,345	$63,563	$3,976

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	Guggenheim Variable Fund			Invesco Variable Insurance Funds
($ in thousands)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Multi-Hedge Strategies	Invesco Oppenheimer VI Capital Appreciation Fund/VA	Invesco Oppenheimer VI Capital Appreciation Fund/VA SC	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund/VA	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund/VA SC	Invesco Oppenheimer VI Global Fund/VA	Invesco Oppenheimer VI Global Fund/VA SC
FROM OPERATIONS
Net investment income (loss)	$112	$(1)	$5	$(110)	$(612)	$(49)	$(277)	$(45)	$(1,868)
Net realized gain (loss) on investments	(64)	(11)	(3)	1,424	8,870	384	1,227	423	(1,017)
Change in net unrealized appreciation (depreciation) on investments	(46)	11	38	1,136	4,964	1,117	12,774	1,640	56,234
Net increase (decrease) in net assets resulting from operations	2	(1)	40	2,450	13,222	1,452	13,724	2,018	53,349

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	-	1	-	41	506	148	126	45	1,267
Contract maintenance fees	(2)	-	(1)	(3)	(751)	(1)	(249)	(2)	(3,242)
Contract owners' benefits	(416)	(14)	(85)	(889)	(6,015)	(259)	(2,183)	(608)	(28,866)
Transfer (to) from other portfolios	660	(62)	501	(368)	(8,859)	718	35,386	(321)	(38,275)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	242	(75)	415	(1,219)	(15,119)	606	33,080	(886)	(69,116)

Total increase (decrease) in net assets	244	(76)	455	1,231	(1,897)	2,058	46,804	1,132	(15,767)

NET ASSETS
Beginning of period	1,685	243	728	8,121	71,944	2,580	892	8,589	352,148
End of period	$1,929	$167	$1,183	$9,352	$70,047	$4,638	$47,696	$9,721	$336,381

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	Invesco Variable Insurance Funds
($ in thousands)	Invesco Oppenheimer VI Global Strategic Income Fund/VA	Invesco Oppenheimer VI Global Strategic Income Fund/VA SC	Invesco Oppenheimer VI Government Money Fund/VA	Invesco Oppenheimer VI Main Street Fund/VA	Invesco Oppenheimer VI Main Street Fund/VA SC	Invesco V.I. American Franchise I	Invesco V.I. American Franchise II	Invesco V.I. American Value II	Invesco V.I. Balanced Risk Allocation II	Invesco V.I. Comstock I
FROM OPERATIONS
Net investment income (loss)	$332	$11,904	$(11,372)	$13	$225	$(72)	$(33)	$(170)	$4,269	$241
Net realized gain (loss) on investments	(31)	(2,608)	89	828	6,401	596	426	(6,330)	2,453	507
Change in net unrealized appreciation (depreciation) on investments	(193)	(5,221)	-	47	2,402	1,802	707	3,583	(1,628)	(1,520)
Net increase (decrease) in net assets resulting from operations	108	4,075	(11,283)	888	9,028	2,326	1,100	(2,917)	5,094	(772)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	103	823	2,940	33	4,182	20	2	2,175	198	208
Contract maintenance fees	(3)	(3,577)	(17,299)	(3)	(1,163)	(2)	(11)	(695)	(952)	(7)
Contract owners' benefits	(1,200)	(27,729)	(140,826)	(782)	(5,553)	(395)	(355)	(4,674)	(8,110)	(2,280)
Transfer (to) from other portfolios	9	5,550	162,707	(450)	(1,220)	(95)	(250)	5,996	(2,670)	(271)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,091)	(24,933)	7,522	(1,202)	(3,754)	(472)	(614)	2,802	(11,534)	(2,350)

Total increase (decrease) in net assets	(983)	(20,858)	(3,761)	(314)	5,274	1,854	486	(115)	(6,440)	(3,122)

NET ASSETS
Beginning of period	8,564	309,886	330,128	8,432	100,516	6,020	3,056	86,258	77,772	24,752
End of period	$7,581	$289,028	$326,367	$8,118	$105,790	$7,874	$3,542	$86,143	$71,332	$21,630

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	Invesco Variable Insurance Funds
($ in thousands)	Invesco V.I. Comstock II	Invesco V.I. Equity and Income II	Invesco V.I. Global Real Estate II	Invesco V.I. Government Securities II	Invesco V.I. Growth & Income I	Invesco V.I. Growth & Income II	Invesco V.I. International Growth II	Invesco V.I. Mid-Cap Growth II	Invesco V.I. Small Cap Equity II
FROM OPERATIONS
Net investment income (loss)	$1,339	$2,599	$57	$1,646	$237	$4,021	$866	$(121)	$(127)
Net realized gain (loss) on investments	(5,656)	(10,111)	(1,626)	375	287	(79,479)	(3,551)	5,351	(316)
Change in net unrealized appreciation (depreciation) on investments	(4,596)	11,685	(1,644)	4,226	(699)	31,354	4,502	(8,080)	3,209
Net increase (decrease) in net assets resulting from operations	(8,913)	4,173	(3,213)	6,247	(175)	(44,104)	1,817	(2,850)	2,766

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	1,073	1,619	101	4,319	267	1,719	627	252	620
Contract maintenance fees	(1,119)	(2,006)	(49)	(1,598)	(7)	(4,481)	(566)	(102)	(106)
Contract owners' benefits	(12,095)	(18,316)	(652)	(9,079)	(3,162)	(39,942)	(6,086)	(1,467)	(1,298)
Transfer (to) from other portfolios	9,598	(4,749)	(885)	6,738	(321)	26,902	(4,014)	(35,664)	(196)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(2,543)	(23,452)	(1,485)	380	(3,223)	(15,802)	(10,039)	(36,981)	(980)

Total increase (decrease) in net assets	(11,456)	(19,279)	(4,698)	6,627	(3,398)	(59,906)	(8,222)	(39,831)	1,786

NET ASSETS
Beginning of period	174,628	255,029	17,271	126,240	28,544	662,091	81,640	39,831	17,145
End of period	$163,172	$235,750	$12,573	$132,867	$25,146	$602,185	$73,418	$-	$18,931

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	Clayton Street Trust			Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
($ in thousands)	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi-Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Dividend Growth Fund
FROM OPERATIONS
Net investment income (loss)	$42	$156	$437	$(508)	$(245)	$8	$14,307	$54
Net realized gain (loss) on investments	49	(1,615)	463	(2,724)	(186)	63	(2,621)	585
Change in net unrealized appreciation (depreciation) on investments	1,244	(2,967)	6,708	4,288	6,143	(2,646)	18,002	10,227
Net increase (decrease) in net assets resulting from operations	1,335	(4,426)	7,608	1,056	5,712	(2,575)	29,688	10,866

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	2,857	632	69,800	740	578	54	6,522	2,903
Contract maintenance fees	(391)	(175)	(3,125)	(565)	(240)	(364)	(7,123)	(1,050)
Contract owners' benefits	(2,208)	(3,412)	(9,207)	(5,170)	(2,044)	(2,521)	(52,926)	(7,548)
Transfer (to) from other portfolios	8,086	(11,075)	25,590	(35)	(2,382)	(1,707)	(14,346)	(338)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	8,344	(14,030)	83,058	(5,030)	(4,088)	(4,538)	(67,873)	(6,033)

Total increase (decrease) in net assets	9,679	(18,456)	90,666	(3,974)	1,624	(7,113)	(38,185)	4,833

NET ASSETS
Beginning of period	30,678	80,870	200,085	66,938	25,189	25,721	594,211	110,319
End of period	$40,357	$62,414	$290,751	$62,964	$26,813	$18,608	$556,026	$115,152

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	Lord Abbett Series Fund, Inc.				MFS Variable Insurance Trust
($ in thousands)	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Trust IC	MFS Investors Trust SC
FROM OPERATIONS
Net investment income (loss)	$373	$(676)	$81	$712	$(89)	$(514)	$(47)	$(363)
Net realized gain (loss) on investments	536	3,510	(776)	(22,727)	649	7,672	576	4,349
Change in net unrealized appreciation (depreciation) on investments	(410)	11,391	387	4,037	1,118	6,503	194	2,195
Net increase (decrease) in net assets resulting from operations	499	14,225	(308)	(17,978)	1,678	13,661	723	6,181

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	759	845	508	728	31	182	30	156
Contract maintenance fees	(362)	(877)	(271)	(1,650)	(3)	(358)	(2)	(479)
Contract owners' benefits	(7,218)	(6,019)	(4,691)	(14,087)	(720)	(5,879)	(1,181)	(6,051)
Transfer (to) from other portfolios	(261)	(9,029)	1,288	9,713	35	(5,507)	(87)	(2,940)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(7,082)	(15,080)	(3,166)	(5,296)	(657)	(11,562)	(1,240)	(9,314)

Total increase (decrease) in net assets	(6,583)	(855)	(3,474)	(23,274)	1,021	2,099	(517)	(3,133)

NET ASSETS
Beginning of period	73,493	84,520	56,947	215,567	6,358	52,134	7,288	59,600
End of period	$66,910	$83,665	$53,473	$192,293	$7,379	$54,233	$6,771	$56,467

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	MFS Variable Insurance Trust
($ in thousands)	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC
FROM OPERATIONS
Net investment income (loss)	$(36)	$(672)	$(33)	$(18)	$185	$508	$22	$262	$8,676
Net realized gain (loss) on investments	267	8,777	266	221	899	2,279	173	1,343	1,957
Change in net unrealized appreciation (depreciation) on investments	759	14,930	545	289	324	1,004	(148)	(590)	16,518
Net increase (decrease) in net assets resulting from operations	990	23,035	778	492	1,408	3,791	47	1,015	27,151

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	42	259	32	73	201	155	1	65	1,281
Contract maintenance fees	(1)	(674)	(2)	(24)	(6)	(324)	(1)	(239)	(4,797)
Contract owners' benefits	(284)	(5,974)	(638)	(424)	(2,357)	(6,263)	(360)	(3,507)	(41,268)
Transfer (to) from other portfolios	(110)	(12,360)	(6)	(63)	(246)	(154)	(50)	401	(13,619)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(353)	(18,749)	(614)	(438)	(2,408)	(6,586)	(410)	(3,280)	(58,403)

Total increase (decrease) in net assets	637	4,286	164	54	(1,000)	(2,795)	(363)	(2,265)	(31,252)

NET ASSETS
Beginning of period	2,659	64,809	5,674	3,800	20,408	54,427	2,382	27,706	433,094
End of period	$3,296	$69,095	$5,838	$3,854	$19,408	$51,632	$2,019	$25,441	$401,842

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	MFS Variable Insurance Trust	MFS Variable Insurance Trust II				PIMCO Variable Insurance Trust
($ in thousands)	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long-Term US Government Advisor
FROM OPERATIONS
Net investment income (loss)	$501	$7	$(31)	$(16)	$(245)	$183	$111	$138
Net realized gain (loss) on investments	11,620	26	2,742	200	4,484	(571)	446	487
Change in net unrealized appreciation (depreciation) on investments	(7,988)	(10)	1,396	156	2,865	231	(431)	2,485
Net increase (decrease) in net assets resulting from operations	4,133	23	4,107	340	7,104	(157)	126	3,110

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	785	-	102	52	46	163	47	520
Contract maintenance fees	(1,665)	(2)	(93)	(1)	(440)	(57)	(88)	(307)
Contract owners' benefits	(19,433)	(74)	(3,251)	(311)	(3,179)	(459)	(656)	(3,306)
Transfer (to) from other portfolios	4,195	(28)	(2,365)	26	(4,073)	(818)	(227)	9,222
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(16,118)	(104)	(5,607)	(234)	(7,646)	(1,171)	(924)	6,129

Total increase (decrease) in net assets	(11,985)	(81)	(1,500)	106	(542)	(1,328)	(798)	9,239

NET ASSETS
Beginning of period	205,858	430	26,178	1,845	39,929	8,691	7,332	21,626
End of period	$193,873	$349	$24,678	$1,951	$39,387	$7,363	$6,534	$30,865

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	PIMCO Variable Insurance Trust				Royce Capital Fund		Rydex Variable Trust		The Universal Institutional Funds, Inc.	VanEck Worldwide Insurance Trust
($ in thousands)	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	Morgan Stanley VIF, Inc. Global Real Estate II	VanEck Global Hard Asset
FROM OPERATIONS
Net investment income (loss)	$62	$633	$15	$6,947	$(183)	$167	$-	$-	$192	$(1)
Net realized gain (loss) on investments	(226)	(1,288)	(103)	8,516	(2,618)	(22,832)	-	-	119	-
Change in net unrealized appreciation (depreciation) on investments	2,330	29,714	573	37,014	5,264	8,088	(2)	(1)	(1,357)	49
Net increase (decrease) in net assets resulting from operations	2,166	29,059	485	52,477	2,463	(14,577)	(2)	(1)	(1,046)	48

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	4,503	1,426	538	8,125	22	950	-	-	18	-
Contract maintenance fees	(1,596)	(4,198)	(809)	(9,569)	(198)	(1,256)	-	-	(78)	-
Contract owners' benefits	(10,514)	(29,492)	(9,112)	(69,971)	(1,548)	(11,274)	-	-	(545)	-
Transfer (to) from other portfolios	7,665	(26,750)	6,419	(4,696)	(446)	7,712	1	-	(4,968)	27
Net increase (decrease) in net assets resulting from variable annuity contract transactions	58	(59,014)	(2,964)	(76,111)	(2,170)	(3,868)	1	-	(5,573)	27

Total increase (decrease) in net assets	2,224	(29,955)	(2,479)	(23,634)	293	(18,445)	(1)	(1)	(6,619)	75

NET ASSETS
Beginning of period	124,470	315,853	68,362	770,255	22,304	201,760	10	7	7,949	183
End of period	$126,694	$285,898	$65,883	$746,621	$22,597	$183,315	$9	$6	$1,330	$258

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	Vanguard Funds
($ in thousands)	Vanguard VIF Balanced	Vanguard VIF Capital Growth	Vanguard VIF Equity Index	Vanguard VIF Global Bond Index	Vanguard VIF Growth	Vanguard VIF High Yield Bond	Vanguard VIF International	Vanguard VIF Mid-Cap Index	Vanguard VIF Moderate Allocation
FROM OPERATIONS
Net investment income (loss)	$-	$-	$-	$-	$-	$-	$-	$-	$-
Net realized gain (loss) on investments	-	-	-	-	-	-	-	-	-
Change in net unrealized appreciation (depreciation) on investments	-	1	-	-	1	-	-	-	-
Net increase (decrease) in net assets resulting from operations	-	1	-	-	1	-	-	-	-

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	36	25	8	12	67	24	5	6	36
Contract maintenance fees	-	-	-	-	-	-	-	-	-
Contract owners' benefits	-	-	-	-	-	-	-	-	-
Transfer (to) from other portfolios	-	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets resulting from variable annuity contract transactions	36	25	8	12	67	24	5	6	36

Total increase (decrease) in net assets	36	26	8	12	68	24	5	6	36

NET ASSETS
Beginning of period	-	-	-	-	-	-	-	-	-
End of period	$36	$26	$8	$12	$68	$24	$5	$6	$36

Continued

The accompanying notes are an integral part of these financial statements

Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2020

	Vanguard Funds
($ in thousands)	Vanguard VIF Money Market	Vanguard VIF Real Estate Index	Vanguard VIF Short Term Invmt Grade	Vanguard VIF Total Bond Mkt Index	Vanguard VIF Total Intl Stk Mkt Idx	Vanguard VIF Total Stock Mkt Index
FROM OPERATIONS
Net investment income (loss)	$-	$-	$-	$-	$-	$-
Net realized gain (loss) on investments	-	-	-	-	-	-
Change in net unrealized appreciation (depreciation) on investments	-	-	-	1	-	4
Net increase (decrease) in net assets resulting from operations	-	-	-	1	-	4

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	2	3	11	269	4	238
Contract maintenance fees	-	-	-	-	-	-
Contract owners' benefits	-	-	-	-	-	-
Transfer (to) from other portfolios	-	-	-	-	-	-
Net increase (decrease) in net assets resulting from variable annuity contract transactions	2	3	11	269	4	238

Total increase (decrease) in net assets	2	3	11	270	4	242

NET ASSETS
Beginning of period	-	-	-	-	-	-
End of period	$2	$3	$11	$270	$4	$242

				Concluded

The accompanying notes are an integral part of these financial statements

(1) Organization

The Protective Variable Annuity Separate Account (“Separate Account”) was established by Protective Life Insurance Company (“Protective Life”) under the provisions of Tennessee law and commenced operations on March 14, 1994. Protective Life is a wholly owned subsidiary of Protective Life Corporation (“PLC”). PLC and its subsidiaries are wholly owned subsidiaries of Dai-ichi Life Holdings, Inc., a kabushiki kaisha organized under the laws of Japan. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (“Contracts”) issued by Protective Life are allocated until maturity or termination of the Contracts. The following is a list of each variable annuity product funded by the Separate Account:

Dimensions II	Protective Investors Series
Dimensions III	Protective Investors Series ADV
Dimensions IV	Protective Rewards
Elements Access	Protective Rewards II
Elements Classic	Protective Rewards Elite
Elements Plus	Protective Values
Mileage Credit	Protective Values Access
Protective Access	Protective Values Advantage
Protective Access XL	Protective Variable Annuity
Protective Advantage	Protective Variable Annuity (2012) B, C, L Series
Protective Dimensions	Protective Variable Annuity II
Protective Investors Benefit Advisory	Protective Variable Annuity II B Series

Protective Life has structured the Separate Account into a unit investment trust registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Separate Account follows the accounting and reporting guidance in ASC Topic 946, “Financial Services – Investment Companies”.

During the years ended December 31, 2021 and 2020, assets were invested in one hundred and ninety-one.

AB VPS Growth And Income B (a)	Invesco V.I. American Franchise II
AB VPS Large Cap Growth B (b)	Invesco V.I. American Value II
AB VPS Small Cap Growth B (c)	Invesco V.I. Balanced Risk Allocation II
AB VPS Small/Mid Cap Value B (d)	Invesco V.I. Capital Appreciation Fund I (aaa)
American Funds IS Asset Allocation Class 2	Invesco V.I. Capital Appreciation Fund II (bbb)
American Funds IS Asset Allocation Class 4	Invesco V.I. Comstock I
American Funds IS Capital Income Builder Class 2	Invesco V.I. Comstock II
American Funds IS Capital Income Builder Class 4	Invesco V.I. Conservative Balance II (bb) (ccc)
American Funds IS Capital World Growth And Income Fund 2 (ww)	Invesco V.I. Discovery Mid Cap Growth Fund I (cc) (ddd)
American Funds IS Capital World Growth And Income Fund 4 (uu)	Invesco V.I. Discovery Mid Cap Growth Fund II
American Funds IS Global Growth Class 2	Invesco V.I. Equity and Income II
American Funds IS Global Growth Class 4	Invesco V.I. Global Fund I (eee)
American Funds IS Global Small Capitalization Class 2	Invesco V.I. Global Fund II (fff)
American Funds IS Global Small Capitalization Class 4	Invesco V.I. Global Real Estate II
American Funds IS Growth – Income Class 2	Invesco V.I. Global Strategic Income Fund I (ggg)
American Funds IS Growth – Income Class 4	Invesco V.I. Global Strategic Income Fund II (hhh)
American Funds IS Growth Class 2	Invesco V.I. Government Securities II
American Funds IS Growth Class 4	Invesco V.I. Growth & Income I
American Funds IS High-Income Bond 2 (e)	Invesco V.I. Growth & Income II
American Funds IS International Class 2	Invesco V.I. International Growth II
American Funds IS International Class 4	Invesco V.I. Main Street Fund I (jjj)
American Funds IS International Growth And Income 2 (f)	Invesco V.I. Main Street Fund II (kkk)
American Funds IS New World Class 2	Invesco V.I. Main Street Small Cap Fund II (ddd)
American Funds IS New World Class 4	Invesco V.I. Small Cap Equity II

(1) Organization, continued

American Funds IS The Bond Fund Of America 2 (vv)	Invesco V.I. U.S. Government Money Portfolio I (iii)
American Funds IS The Bond Fund Of America 4 (tt)	Lord Abbett Bond Debenture VC
American Funds IS U.S. Government Securities Fund 2 (xx)	Lord Abbett Dividend Growth Fund
American Funds IS U.S. Government Securities Fund 4 (yy)	Lord Abbett Growth & Income VC
American Funds IS Washington Mutual Investors Fund 2 (rr)	Lord Abbett Growth Opportunities VC
American Funds IS Washington Mutual Investors Fund 4 (ss)	Lord Abbett Mid Cap Stock VC
Blackrock 60/40 Target Allocation ETF V.I. Fund (g)	Lord Abbett Series Fundamental Equity VC
Blackrock Global Allocation V.I. III (h)	Lord Abbett Series Short Duration Income VC (ee)
Blackrock International V.I. I (i)	MFS Growth Series IC
Calvert VP SRI Balanced	MFS Growth Series SC
Clearbridge Variable Dividend Strategy II (j)	MFS Investors Trust IC
Clearbridge Variable Large Cap Growth II (k)	MFS Investors Trust SC
ClearBridge Variable Mid Cap Portfolio Class II	MFS New Discovery IC
ClearBridge Variable Small Cap Growth II	MFS New Discovery SC
Columbia VP Balanced 2 (l)	MFS Research IC
Columbia VP Intermediate Bond 2 (b)	MFS Research SC
Columbia VP Limited Duration Credit 2 (m)	MFS Total Return IC
Columbia VP Select Mid Cap Value 2 (n)	MFS Total Return SC
Columbia VP Strategic Income 2 (b)	MFS Utilities IC
DFA VA Equity Allocation Portfolio Instl (o)	MFS Utilities SC
DFA VA Global Bond (p)	MFS VIT II Emerging Markets Equity SC
DFA VA Global Moderate Allocation Instl (q)	MFS VIT II International Value SC
DFA VA International Small (r)	MFS VIT II MA Investors Growth Stock IC
DFA VA International Value (r)	MFS VIT II MA Investors Growth Stock SC
DFA VA Short-Term Fixed (s)	MFS VIT Total Return Bond SC
DFA VA US Large Value (s)	MFS VIT Value SC
DFA VA US Targeted Value (t)	Morgan Stanley VIF, Inc. Global Real Estate II
Fidelity Contrafund Portfolio SC2	PIMCO Income Advisor (ff)
Fidelity Equity Income SC2	PIMCO VIT All Asset Advisor
Fidelity Freedom Fund - 2015 Maturity SC2	PIMCO VIT Global Diversified Allocation Portfolio
Fidelity Freedom Fund - 2020 Maturity SC2	Pimco VIT High Yield Advance (gg)
Fidelity Growth Portfolio SC2	PIMCO VIT Long-Term US Government Advisor
Fidelity Index 500 Portfolio SC2	PIMCO VIT Low Duration Advisor
Fidelity Investment Grade Bonds SC2	PIMCO VIT Real Return Advisor
Fidelity Mid Cap SC2	PIMCO VIT Short-Term Advisor
Fidelity VIP Asset Manager Service 2 (u)	PIMCO VIT Total Return Advisor
Fidelity VIP Balanced Service 2 (b)	Protective Life Dynamic Allocation Series – Conservative
Fidelity VIP Bond Index Port (v)	Protective Life Dynamic Allocation Series – Growth
Fidelity VIP Energy Service 2 (w)	Protective Life Dynamic Allocation Series – Moderate
Fidelity VIP Fundsmanager 20% Service 2 (x)	Royce Capital Fund Micro-Cap SC
Fidelity VIP Health Care Port Service 2 (y)	Royce Capital Fund Small-Cap SC
Fidelity VIP International Index Port (z)	Rydex Commodities Strategy
Fidelity VIP Target Volatility Service 2 (aa)	Rydex Inverse Government Long Bond
Franklin Dynatech VIP Fund (zz)	T. Rowe Price All-Cap Opportunities Portfolio (e)
Franklin Income VIP CL 2	T. Rowe Price Blue Chip Growth Portfolio II (hh)
Franklin Multi-Asset Dynamic Multi-Strat VIT (lll)	T. Rowe Price Health Sciences Portfolio II (ii)
Franklin Mutual Global Discovery VIP CL 2	Templeton Developing Markets VIP CL 2
Franklin Mutual Shares VIP CL 2	Templeton Foreign VIP CL 2
Franklin Rising Dividend VIP CL 2	Templeton Global Bond VIP Fund CL 2
Franklin Small Cap Value VIP CL 2	Templeton Growth VIP CL 2
Franklin Small-Mid Cap Growth VIP CL 2	VanEck Global Hard Asset
Franklin Strategic Income VIP CL 2	Vanguard VIF Balanced (jj)
Franklin US Government Securities VIP CL 2	Vanguard VIF Capital Growth (kk)
Goldman Sachs Global Trends Allocation Fund SC	Vanguard VIF Conservative Allocation (ll)
Goldman Sachs International Equity Insights	Vanguard VIF Diversified Val (mm)

(1) Organization, continued

Goldman Sachs International Equity Insights SC	Vanguard VIF Equity Income (nn)
Goldman Sachs Large Cap Value	Vanguard VIF Equity Index (r)
Goldman Sachs Large Cap Value Fund SC	Vanguard VIF Global Bond Index (s)
Goldman Sachs Mid Cap Value	Vanguard VIF Growth (oo)
Goldman Sachs Mid Cap Value SC	Vanguard VIF High Yield Bond (jj)
Goldman Sachs Small Cap Equity Insights	Vanguard VIF International (r)
Goldman Sachs Small Cap Equity Insights SC	Vanguard VIF Mid-Cap Index (r)
Goldman Sachs Strategic Growth	Vanguard VIF Moderate Allocation (r)
Goldman Sachs Strategic Growth SC	Vanguard VIF Money Market (s)
Goldman Sachs US Equity Insights	Vanguard VIF Real Estate Index (r)
Goldman Sachs US Equity Insights SC	Vanguard VIF Short Term Invmt Grade (r)
Goldman Sachs VIT Core Fixed Income Fund SC	Vanguard VIF Total Bond Mkt Index (pp)
Goldman Sachs VIT Growth Opportunities SC	Vanguard VIF Total Intl Stk Mkt Idx (s)
Guggenheim Floating Rate Strategies (Series F)	Vanguard VIF Total Stock Mkt Index (pp)
Guggenheim Global Managed Futures Strategy	Western Asset Core Plus VIT II (qq)
Guggenheim Long Short Equity
Guggenheim Multi-Hedge Strategies
Invesco V.I. American Franchise I

(a) For the period May 14, 2021 to December 31, 2021.	(gg) For the period of August 26, 2021 to December 31, 2021.
(b) For the period May 5, 2021 to December 31, 2021.	(hh) For the period of May 14, 2021 to December 31, 2021.
(c) For the period May 19, 2021 to December 31, 2021.	(ii) For the period of May 19, 2021 to December 31, 2021.
(d) For the period May 20, 2021 to December 31, 2021.	(jj) For the period December 29, 2020 to December 31, 2021.
(e) For the period of December 31, 2021 to December 31, 2021.	(kk) For the period December 11, 2020 to December 31, 2021.
(f) For the period of December 23, 2021 to December 31, 2021.	(ll) For the period of February 19, 2021 to December 31, 2021.
(g) For the period July 9, 2021 to December 31, 2021.	(mm) For the period of March 5, 2021 to December 31, 2021.
(h) For the period May 5, 2021 to December 31, 2021.	(nn) For the period of February 19, 2021 to December 31, 2021.
(i) For the period December 31, 2021 to December 31, 2021.	(oo) For the period December 11, 2020 to December 31, 2021.
(j) For the period June 14, 2021 to December 31, 2021.	(pp) For the period November 24, 2020 to December 31, 2021.
(k) For the period June 2, 2021 to December 31, 2021.	(qq) For the period of June 2, 201 to December 31, 2021.
(l) For the period May 25, 2021 to December 31, 2021.	(rr) Effective May 1, 2021 name changed from American Funds Blue Chip Income & Growth Class 2.
(m) For the period July 6, 2021 to December 31, 2021.	(ss) Effective May 1, 2021 name changed from American Funds Blue Chip Income & Growth Class 2.
(n) For the period July 8, 2021 to December 31, 2021.	(tt) Effective May 1, 2021 name changed from American Funds Bond Class 4.
(o) For the period April 23, 2021 to December 31, 2021..	(uu) Effective May 1, 2021 name changed from American Funds Global Growth & Income Class 4.
(p) For the period January 29, 2021 to December 31, 2021.	(vv) Effective May 1, 2021 name changed from American Funds IS Bond Fund Class 2.
(q) For the period January 21, 2021 to December 31, 2021.	(ww) Effective May 1, 2021 name changed from American Funds IS Global Growth and Income Fund Class 2.
(r) For the period December 21, 2020 to December 31, 2021.	(xx) Effective May 1, 2021 name changed from American Funds IS US Government/AAA – Rated Securities Fund Class 2.
(s) For the period December 10, 2020 to December 31, 2021.	(yy) Effective May 1, 2021 name changed from American Funds US Government/AAA – Rated Securities Class 4.
(t) For the period January 29, 2021 to December 31, 2021.	(zz) Effective May 1, 2021 name changed from Franklin Flex Cap Growth VIP CL 2.
(u) For the period June 15, 2021 to December 31, 2021.	(aaa) Effective April 30, 2021 name changed from Invesco Oppenheimer VI Capital Appreciation Fund/VA.
(v) For the period December 29, 2021 to December 31, 2021.	(bbb) Effective April 30, 2021 name changed from Invesco Oppenheimer VI Capital Appreciation Fund/VA SC.
(w) For the period May 18, 2021 to December 31, 2021.	(ccc) Effective April 30, 2021 name changed from Invesco Oppenheimer VI Discovery Mid Cap Growth Fund/VA.
(x) For the period July 27, 2021 to December 31, 2021.	(ddd) Effective April 30, 2021 name changed from Invesco Oppenheimer VI Discovery Mid Cap Growth Fund/VA SC.
(y) For the period of July 14, 2021 to December 31, 2021.	(eee) Effective April 30, 2021 name changed from Invesco Oppenheimer VI Global Fund/VA.
(z) For the period of December 30, 2021 to December 31, 2021.	(fff) Effective April 30, 2021 name changed from Invesco Oppenheimer VI Global Fund/VA SC.
(aa) For the period of September 20, 2021 to December 31, 2021.	(ggg) Effective April 30, 2021 name changed from Invesco Oppenheimer VI Global Strategic Income Fund/VA.
(bb) For the period of May 5, 2021 to December 31, 2021.	(hhh) Effective April 30, 2021 name changed from Invesco Oppenheimer VI Global Strategic Income Fund/VA SC.
(cc) For the period April 30, 2020 to December 31, 2021.	(iii) Effective April 30, 2021 name changed from Invesco Oppenheimer VI Government Money Fund/VA.
(dd) For the period of May 27, 2021 to December 31, 2021.	(jjj) Effective April 30, 2021 name changed from Invesco Oppenheimer VI Main Street Fund/VA.
(ee) For the period August 3, 2021 to December 31, 2021.	(kkk) Effective April 30, 2021 name changed from Invesco Oppenheimer VI Main Street Fund/VA SC.
(ff) For the period of August 16, 2021 to December 31, 2021.	(lll) Effective August 7, 2021 name changed from QS Legg Mason Dynamic Multi-Strategy VIT II.

(1) Organization, continued

Net premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay contract values under the Contracts. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Protective Life’s other assets and liabilities.

Contract owners may allocate some or all of the applicable gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life’s General Account. The assets of Protective Life’s General Account support its insurance and annuity obligations and are subject to Protective Life’s general liabilities from business operations. The Guaranteed Account’s balance as of December 31, 2021 was approximately $123.6 million.

Beginning in the first quarter of 2020, the outbreak of COVID-19, created significant economic and social disruption and impacted various operational and financial aspects of Protective Life’s business. Certain impacts from COVID-19 continued into 2021, including increased claims in both the life insurance and annuity blocks. The pandemic may continue to impact Protective Life’s earnings based on, amongst other factors, the volume and severity of claims related to COVID-19 and the financial disruption caused by the pandemic, which could impact the Protective Life’s investment portfolio. Management will continue to monitor developments, and their impact on the fair value of the subaccounts in which the Separate Account invest.

(2) Significant Accounting Policies

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios (“Funds”), whose underlying investments are stated at fair value. The investments of each subaccount are presented net of management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recognized on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the Funds. Ordinary dividend and capital gain distributions are recognized within net investment income and net realized gains, respectively, as recorded in the financial statements of the Funds.

Net transfers (to) from Subaccounts or Affiliate

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner’s interest to or from another subaccount or to the General Account of Protective Life.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2021. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

(2) Significant Accounting Policies, continued

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 5%. The mortality risk is fully borne by Protective Life and may result in additional amounts being transferred into the Separate Account by Protective Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Protective Life for the calculated or excess differential. As of December 31, 2021, there are 25 contracts in the annuity payout phase with net assets of approximately $4.1 million.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities, of operations and of changes in net assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

(3) Fair Value of Financial Instruments

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 3 assets in any period presented, disclosure of transfers between level 3 or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets in active markets

b)  Quoted prices for identical or similar assets in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

The Protective Variable Annuity Separate Account

Notes to Financial Statements

December 31, 2021

(4) Changes in Units Outstanding

The change in units outstanding for years or periods ended December 31, 2021 and 2020 were as follows:

(in thousands)	2021			2020

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Growth And Income B*	13	0	13	N/A	N/A	N/A
AB VPS Large Cap Growth B	76	5	71	N/A	N/A	N/A
AB VPS Small Cap Growth B*	11	0	10	N/A	N/A	N/A
AB VPS Small/Mid Cap Value B*	32	0	32	N/A	N/A	N/A
American Funds IS Asset Allocation Class 2	999	407	592	785	704	81
American Funds IS Asset Allocation Class 4	865	234	631	993	341	652
American Funds IS Capital Income Builder Class 2	252	16	236	85	7	78
American Funds IS Capital Income Builder Class 4	118	66	52	348	150	198
American Funds IS Capital World Growth And Income Fund 2	225	31	194	166	7	159
American Funds IS Capital World Growth And Income Fund 4	86	30	55	114	117	(3)
American Funds IS Global Growth Class 2	1,343	650	693	614	873	(259)
American Funds IS Global Growth Class 4	184	148	36	362	272	90
American Funds IS Global Small Capitalization Class 2	203	30	173	118	22	96
American Funds IS Global Small Capitalization Class 4	3	5	(2)	3	3	0
American Funds IS Growth – Income Class 2	663	34	629	194	21	173
American Funds IS Growth – Income Class 4	236	135	101	931	620	311
American Funds IS Growth Class 2	1,255	151	1,104	612	187	425
American Funds IS Growth Class 4	1,074	459	615	2,340	1,452	888
American Funds IS High-Income Bond 2	2	-	2	N/A	N/A	N/A
American Funds IS International Class 2	326	34	292	157	42	115
American Funds IS International Class 4 *	4	1	3	0	0	(0)
American Funds IS International Growth And Income 2	1	-	1	N/A	N/A	N/A
American Funds IS New World Class 2	308	33	275	110	46	64
American Funds IS New World Class 4 *	6	6	(0)	5	1	4
American Funds IS The Bond Fund Of America 2	1,184	43	1,141	343	47	296
American Funds IS The Bond Fund Of America 4	336	103	232	404	123	281
American Funds IS U.S. Government Securities Fund 2	232	62	170	128	18	110
American Funds IS U.S. Government Securities Fund 4	117	319	(201)	914	327	587
American Funds IS Washington Mutual Investors Fund 2	981	148	834	519	110	409
American Funds IS Washington Mutual Investors Fund 4	40	26	13	58	26	32
Blackrock 60/40 Target Allocation ETF V.I. Fund	65	8	57	N/A	N/A	N/A
Blackrock Global Allocation V.I. III	92	8	84	N/A	N/A	N/A
Blackrock International V.I. I	8	-	8	N/A	N/A	N/A
Calvert VP SRI Balanced	4	7	(3)	1	2	(1)
Clearbridge Variable Dividend Strategy II*	4	0	4	N/A	N/A	N/A
Clearbridge Variable Large Cap Growth II	11	1	11	N/A	N/A	N/A
ClearBridge Variable Mid Cap Portfolio Class II	234	540	(307)	2,982	3,449	(467)
ClearBridge Variable Small Cap Growth II	274	391	(117)	705	895	(190)
Columbia VP Balanced 2	141	1	140	N/A	N/A	N/A
Columbia VP Intermediate Bond 2*	36	0	36	N/A	N/A	N/A
Columbia VP Limited Duration Credit 2	2	-	2	N/A	N/A	N/A
Columbia VP Select Mid Cap Value 2*	7	0	7	N/A	N/A	N/A
Columbia VP Strategic Income 2	40	1	39	N/A	N/A	N/A
DFA VA Equity Allocation Portfolio Instl*	2	0	2	N/A	N/A	N/A
DFA VA Global Bond*	70	0	70	N/A	N/A	N/A
DFA VA Global Moderate Allocation Instl*	28	0	28	N/A	N/A	N/A
DFA VA International Small*	27	0	27	-	-	-
DFA VA International Value*	31	0	30	-	-	-
DFA VA Short-Term Fixed*	43	0	43	2	-	2
DFA VA US Large Value	93	1	92	1	-	1
DFA VA US Targeted Value	37	1	36	N/A	N/A	N/A
Fidelity Contrafund Portfolio SC2	1,172	1,798	(627)	6,550	8,508	(1,958)
Fidelity Equity Income SC2	13	52	(39)	21	62	(41)
Fidelity Freedom Fund - 2015 Maturity SC2	16	4	12	4	6	(2)
Fidelity Freedom Fund - 2020 Maturity SC2	15	25	(10)	3	11	(8)
Fidelity Growth Portfolio SC2	5	10	(5)	20	60	(40)
Fidelity Index 500 Portfolio SC2	3,315	3,338	(23)	21,089	26,517	(5,428)
Fidelity Investment Grade Bonds SC2	4,964	2,299	2,665	3,069	3,867	(798)
Fidelity Mid Cap SC2	486	2,637	(2,150)	14,251	17,234	(2,983)
Fidelity VIP Asset Manager Service 2*	7	0	7	N/A	N/A	N/A
Fidelity VIP Balanced Service 2	404	9	395	N/A	N/A	N/A
Fidelity VIP Bond Index Port	2	-	2	N/A	N/A	N/A

*Subaccount had purchases or sales that did not round to one thousand.

Note: Totals may not appear to foot/crossfoot due to rounding.

The Protective Variable Annuity Separate Account

Notes to Financial Statements

December 31, 2021

(4) Changes in Units Outstanding, continued

(in thousands)	2021			2020

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Fidelity VIP Energy Service 2	30	3	26	N/A	N/A	N/A
Fidelity VIP Fundsmanager 20% Service 2	55	1	54	N/A	N/A	N/A
Fidelity VIP Health Care Port Service 2	20	2	18	N/A	N/A	N/A
Fidelity VIP International Index Port	2	-	2	N/A	N/A	N/A
Fidelity VIP Target Volatility Service 2*	6	0	6	N/A	N/A	N/A
Franklin Dynatech VIP Fund	640	371	269	1,112	1,300	(188)
Franklin Income VIP CL 2	505	1,462	(957)	9,494	11,069	(1,575)
Franklin Multi-Asset Dynamic Multi-Strat VIT	101	203	(102)	101	494	(393)
Franklin Mutual Global Discovery VIP CL 2	180	40	140	130	142	(12)
Franklin Mutual Shares VIP CL 2	1,296	6,198	(4,903)	35,133	36,312	(1,179)
Franklin Rising Dividend VIP CL 2	752	2,048	(1,296)	9,057	11,759	(2,702)
Franklin Small Cap Value VIP CL 2	293	598	(305)	1,844	1,972	(128)
Franklin Small-Mid Cap Growth VIP CL 2	260	504	(245)	1,157	1,317	(160)
Franklin Strategic Income VIP CL 2	161	43	118	370	45	325
Franklin US Government Securities VIP CL 2	6,481	4,826	1,655	3,464	7,820	(4,356)
Goldman Sachs Global Trends Allocation Fund SC	69	82	(13)	43	133	(90)
Goldman Sachs International Equity Insights	32	187	(155)	66	169	(103)
Goldman Sachs International Equity Insights SC	266	824	(558)	1,162	1,459	(297)
Goldman Sachs Large Cap Value	24	172	(148)	8	27	(19)
Goldman Sachs Large Cap Value Fund SC	42	872	(830)	1,011	1,369	(358)
Goldman Sachs Mid Cap Value	14	26	(12)	8	27	(19)
Goldman Sachs Mid Cap Value SC	223	1,371	(1,148)	9,564	10,789	(1,225)
Goldman Sachs Small Cap Equity Insights	10	68	(58)	16	55	(39)
Goldman Sachs Small Cap Equity Insights SC	14	114	(100)	65	80	(15)
Goldman Sachs Strategic Growth	20	101	(82)	13	119	(106)
Goldman Sachs Strategic Growth SC	229	997	(768)	3,431	4,869	(1,438)
Goldman Sachs US Equity Insights	11	60	(50)	6	61	(55)
Goldman Sachs US Equity Insights SC	2	4	(2)	5	7	(2)
Goldman Sachs VIT Core Fixed Income Fund SC	657	245	413	315	399	(84)
Goldman Sachs VIT Growth Opportunities SC	101	365	(264)	458	978	(520)
Guggenheim Floating Rate Strategies (Series F)	47	77	(31)	89	217	(128)
Guggenheim Global Managed Futures Strategy	8	160	(153)	223	202	21
Guggenheim Long Short Equity	5	7	(3)	1	8	(7)
Guggenheim Multi-Hedge Strategies	7	53	(47)	58	21	37
Invesco V.I. American Franchise I	4	66	(62)	31	60	(29)
Invesco V.I. American Franchise II	2	19	(17)	2	30	(28)
Invesco V.I. American Value II	740	1,068	(328)	4,240	4,115	125
Invesco V.I. Balanced Risk Allocation II	401	696	(295)	334	1,162	(828)
Invesco V.I. Capital Appreciation Fund I	4	17	(13)	3	34	(31)
Invesco V.I. Capital Appreciation Fund II	80	361	(281)	1,616	2,350	(734)
Invesco V.I. Comstock I	19	85	(66)	17	91	(74)
Invesco V.I. Comstock II	367	1,284	(917)	4,439	4,705	(266)
Invesco V.I. Conservative Balance II	109	2	107	N/A	N/A	N/A
Invesco V.I. Discovery Mid Cap Growth Fund I	4	13	(9)	45	24	21
Invesco V.I. Discovery Mid Cap Growth Fund II	66	299	(233)	1,751	410	1,341
Invesco V.I. Equity and Income II	285	1,516	(1,231)	10,339	12,106	(1,767)
Invesco V.I. Global Fund I	5	17	(13)	2	19	(17)
Invesco V.I. Global Fund II	185	1,602	(1,417)	6,453	9,241	(2,788)
Invesco V.I. Global Real Estate II	183	194	(12)	2,025	2,210	(185)
Invesco V.I. Global Strategic Income Fund I	15	48	(33)	15	63	(48)
Invesco V.I. Global Strategic Income Fund II	2,434	2,203	231	975	2,755	(1,780)
Invesco V.I. Government Securities II	3,470	1,345	2,125	2,005	1,927	78
Invesco V.I. Growth & Income I	26	96	(70)	23	140	(117)
Invesco V.I. Growth & Income II	205	5,161	(4,957)	38,188	40,979	(2,791)
Invesco V.I. International Growth II	2,242	4,179	(1,938)	4,814	5,927	(1,113)
Invesco V.I. Main Street Fund I	3	28	(24)	4	42	(38)
Invesco V.I. Main Street Fund II	1,128	674	454	1,715	1,708	7
Invesco V.I. Main Street Small Cap Fund II	9	-	9	N/A	N/A	N/A
Invesco V.I. Small Cap Equity II	193	320	(127)	877	980	(103)
Invesco V.I. U.S. Government Money Portfolio I	49,698	35,473	14,225	531,060	533,810	(2,750)
Lord Abbett Bond Debenture VC	5,116	3,366	1,750	1,716	5,455	(3,739)
Lord Abbett Dividend Growth Fund	794	624	170	1,854	2,034	(180)
Lord Abbett Growth & Income VC	27	434	(407)	338	649	(311)
Lord Abbett Growth Opportunities VC	258	1,210	(952)	2,451	3,288	(837)
Lord Abbett Mid Cap Stock VC	101	416	(315)	1,025	1,197	(172)
Lord Abbett Series Fundamental Equity VC	103	1,697	(1,594)	15,295	16,477	(1,182)

*Subaccount had purchases or sales that did not round to one thousand.

Note: Totals may not appear to foot/crossfoot due to rounding.

The Protective Variable Annuity Separate Account

Notes to Financial Statements

December 31, 2021

(4) Changes in Units Outstanding, continued

(in thousands)	2021			2020

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Lord Abbett Series Short Duration Income VC	50	27	24	N/A	N/A	N/A
MFS Growth Series IC	5	20	(15)	11	24	(13)
MFS Growth Series SC	43	236	(193)	63	340	(277)
MFS Investors Trust IC	3	24	(21)	3	40	(37)
MFS Investors Trust SC	19	356	(337)	46	365	(319)
MFS New Discovery IC	4	7	(3)	2	8	(6)
MFS New Discovery SC	45	222	(177)	38	414	(376)
MFS Research IC	3	21	(17)	4	21	(17)
MFS Research SC	6	20	(13)	15	29	(14)
MFS Total Return IC	21	86	(66)	15	94	(79)
MFS Total Return SC	79	244	(164)	69	349	(280)
MFS Utilities IC*	0	7	(7)	-	10	(10)
MFS Utilities SC	28	123	(95)	60	183	(123)
MFS VIT II Emerging Markets Equity SC	2	4	(2)	2	12	(10)
MFS VIT II International Value SC	40	197	(157)	15	284	(269)
MFS VIT II MA Investors Growth Stock IC	3	13	(10)	6	19	(13)
MFS VIT II MA Investors Growth Stock SC	14	328	(315)	23	432	(409)
MFS VIT Total Return Bond SC	3,723	3,932	(208)	1,568	6,119	(4,551)
MFS VIT Value SC	101	1,419	(1,318)	525	1,138	(613)
Morgan Stanley VIF, Inc. Global Real Estate II	40	119	(79)	192	163	29
PIMCO Income Advisor	47	11	36	N/A	N/A	N/A
PIMCO VIT All Asset Advisor	38	100	(61)	834	985	(151)
PIMCO VIT Global Diversified Allocation Portfolio	66	91	(25)	58	129	(71)
Pimco VIT High Yield Advance*	13	0	12	N/A	N/A	N/A
PIMCO VIT Long-Term US Government Advisor	644	503	140	1,314	956	358
PIMCO VIT Low Duration Advisor	3,731	1,436	2,296	2,161	2,148	13
PIMCO VIT Real Return Advisor	3,165	2,980	185	1,570	6,734	(5,164)
PIMCO VIT Short-Term Advisor	1,449	1,308	141	1,805	2,106	(301)
PIMCO VIT Total Return Advisor	11,476	8,052	3,424	6,727	12,750	(6,023)
Protective Life Dynamic Allocation Series – Conservative	1,100	859	241	1,432	656	776
Protective Life Dynamic Allocation Series – Growth	194	830	(636)	1,211	2,422	(1,211)
Protective Life Dynamic Allocation Series – Moderate	19,120	2,030	17,090	10,471	2,140	8,331
Royce Capital Fund Micro-Cap SC	98	526	(428)	1,739	2,019	(280)
Royce Capital Fund Small-Cap SC	307	2,649	(2,342)	20,077	20,212	(135)
Rydex Commodities Strategy	-	1	(1)	1	-	1
Rydex Inverse Government Long Bond*	0	0	0	-	-	-
T. Rowe Price All-Cap Opportunities Portfolio	10	-	10	N/A	N/A	N/A
T. Rowe Price Blue Chip Growth Portfolio II	242	6	235	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio II	99	5	94	N/A	N/A	N/A
Templeton Developing Markets VIP CL 2	675	1,453	(778)	1,455	1,778	(323)
Templeton Foreign VIP CL 2	990	2,673	(1,683)	3,886	4,180	(294)
Templeton Global Bond VIP Fund CL 2	4,062	2,705	1,358	2,213	4,080	(1,867)
Templeton Growth VIP CL 2	521	1,869	(1,347)	2,332	2,934	(602)
VanEck Global Hard Asset	-	2	(2)	2	-	2
Vanguard VIF Balanced*	60	0	59	3	-	3
Vanguard VIF Capital Growth	15	2	13	2	-	2
Vanguard VIF Conservative Allocation*	30	0	30	N/A	N/A	N/A
Vanguard VIF Diversified Val	6	1	5	N/A	N/A	N/A
Vanguard VIF Equity Income	47	3	44	N/A	N/A	N/A
Vanguard VIF Equity Index	61	1	60	1	-	1
Vanguard VIF Global Bond Index	15	1	14	1	-	1
Vanguard VIF Growth	50	1	49	6	-	6
Vanguard VIF High Yield Bond*	11	0	10	2	-	2
Vanguard VIF International	45	3	42	-	-	-
Vanguard VIF Mid-Cap Index	56	4	52	-	-	-
Vanguard VIF Moderate Allocation	63	13	50	-	-	-
Vanguard VIF Money Market	117	84	32	-	-	-
Vanguard VIF Real Estate Index	20	1	18	-	-	-
Vanguard VIF Short Term Invmt Grade	145	5	141	1	-	1
Vanguard VIF Total Bond Mkt Index	94	5	88	27	-	27
Vanguard VIF Total Intl Stk Mkt Idx	43	1	42	-	-	-
Vanguard VIF Total Stock Mkt Index	61	3	57	20	-	20
Western Asset Core Plus VIT II	232	5	227	N/A	N/A	N/A

*Subaccount had purchases or sales that did not round to one thousand.

Note: Totals may not appear to foot/crossfoot due to rounding.

(5) Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2021 are as follows:

(in thousands)	Purchases	Sales

AB VPS Growth And Income B	$142	$1
AB VPS Large Cap Growth B	900	67
AB VPS Small Cap Growth B	126	6
AB VPS Small/Mid Cap Value B	352	2
American Funds IS Asset Allocation Class 2	17,649	11,219
American Funds IS Asset Allocation Class 4	14,437	3,343
American Funds IS Capital Income Builder Class 2	3,027	147
American Funds IS Capital Income Builder Class 4	1,573	810
American Funds IS Capital World Growth And Income Fund 2	3,027	439
American Funds IS Capital World Growth And Income Fund 4	1,489	508
American Funds IS Global Growth Class 2	24,441	12,491
American Funds IS Global Growth Class 4	4,037	2,746
American Funds IS Global Small Capitalization Class 2	3,150	466
American Funds IS Global Small Capitalization Class 4	53	99
American Funds IS Growth – Income Class 2	9,051	339
American Funds IS Growth – Income Class 4	4,123	2,227
American Funds IS Growth Class 2	27,210	2,622
American Funds IS Growth Class 4	31,912	9,768
American Funds IS High-Income Bond 2	25	-
American Funds IS International Class 2	4,209	433
American Funds IS International Class 4	60	13
American Funds IS International Growth And Income 2*	10	0
American Funds IS New World Class 2	4,583	494
American Funds IS New World Class 4	91	98
American Funds IS The Bond Fund Of America 2	13,288	292
American Funds IS The Bond Fund Of America 4	4,056	1,132
American Funds IS U.S. Government Securities Fund 2	2,796	664
American Funds IS U.S. Government Securities Fund 4	1,870	3,527
American Funds IS Washington Mutual Investors Fund 2	13,068	1,977
American Funds IS Washington Mutual Investors Fund 4	638	439
Blackrock 60/40 Target Allocation ETF V.I. Fund	752	83
Blackrock Global Allocation V.I. III	1,070	87
Blackrock International V.I. I	75	-
Calvert VP SRI Balanced	185	226
Clearbridge Variable Dividend Strategy II*	45	0
Clearbridge Variable Large Cap Growth II	136	9
ClearBridge Variable Mid Cap Portfolio Class II	11,894	17,103
ClearBridge Variable Small Cap Growth II	10,360	16,107
Columbia VP Balanced 2	1,531	15
Columbia VP Intermediate Bond 2	369	1

*Subaccount had either no purchases or sales that rounded to one thousand

(5) Investments, continued

(in thousands)	Purchases	Sales

Columbia VP Limited Duration Credit 2*	$18	$0
Columbia VP Select Mid Cap Value 2*	77	0
Columbia VP Strategic Income 2	403	11
DFA VA Equity Allocation Portfolio Instl*	25	0
DFA VA Global Bond	707	1
DFA VA Global Moderate Allocation Instl	374	2
DFA VA International Small	509	89
DFA VA International Value	449	3
DFA VA Short-Term Fixed	429	2
DFA VA US Large Value	1,408	23
DFA VA US Targeted Value	730	21
Fidelity Contrafund Portfolio SC2	63,006	67,136
Fidelity Equity Income SC2	1,171	1,659
Fidelity Freedom Fund - 2015 Maturity SC2	360	95
Fidelity Freedom Fund - 2020 Maturity SC2	469	633
Fidelity Growth Portfolio SC2	985	588
Fidelity Index 500 Portfolio SC2	61,760	106,101
Fidelity Investment Grade Bonds SC2	60,699	19,701
Fidelity Mid Cap SC2	56,117	78,544
Fidelity VIP Asset Manager Service 2	78	2
Fidelity VIP Balanced Service 2	4,485	100
Fidelity VIP Bond Index Port	17	-
Fidelity VIP Energy Service 2	316	38
Fidelity VIP Fundsmanager 20% Service 2	575	9
Fidelity VIP Health Care Port Service 2	223	25
Fidelity VIP International Index Port	22	-
Fidelity VIP Target Volatility Service 2*	68	0
Franklin Dynatech VIP Fund	17,286	14,222
Franklin Income VIP CL 2	14,478	28,459
Franklin Multi-Asset Dynamic Multi-Strat VIT	1,251	2,416
Franklin Mutual Global Discovery VIP CL 2	2,143	523
Franklin Mutual Shares VIP CL 2	29,153	124,828
Franklin Rising Dividend VIP CL 2	26,569	69,291
Franklin Small Cap Value VIP CL 2	7,962	17,138
Franklin Small-Mid Cap Growth VIP CL 2	11,407	18,547
Franklin Strategic Income VIP CL 2	1,880	499
Franklin US Government Securities VIP CL 2	54,673	30,294
Goldman Sachs Global Trends Allocation Fund SC	1,747	1,129
Goldman Sachs International Equity Insights	1,612	3,701
Goldman Sachs International Equity Insights SC	4,923	11,032
Goldman Sachs Large Cap Value	5,761	6,766
Goldman Sachs Large Cap Value Fund SC	14,571	20,585
Goldman Sachs Mid Cap Value	1,498	1,164

*Subaccount had either no purchases or sales that rounded to one thousand

(5) Investments, continued

(in thousands)	Purchases	Sales

Goldman Sachs Mid Cap Value SC	$22,257	$36,065
Goldman Sachs Small Cap Equity Insights	5,753	4,828
Goldman Sachs Small Cap Equity Insights SC	3,006	3,840
Goldman Sachs Strategic Growth	5,701	7,155
Goldman Sachs Strategic Growth SC	29,315	46,056
Goldman Sachs US Equity Insights	8,007	4,976
Goldman Sachs US Equity Insights SC	284	166
Goldman Sachs VIT Core Fixed Income Fund SC	6,242	1,607
Goldman Sachs VIT Growth Opportunities SC	12,931	15,292
Guggenheim Floating Rate Strategies (Series F)	635	935
Guggenheim Global Managed Futures Strategy	100	1,706
Guggenheim Long Short Equity	60	100
Guggenheim Multi-Hedge Strategies	102	645
Invesco V.I. American Franchise I	959	1,427
Invesco V.I. American Franchise II	494	502
Invesco V.I. American Value II	9,775	24,169
Invesco V.I. Balanced Risk Allocation II	10,250	11,518
Invesco V.I. Capital Appreciation Fund I	762	1,132
Invesco V.I. Capital Appreciation Fund II	6,070	15,056
Invesco V.I. Comstock I	1,156	3,789
Invesco V.I. Comstock II	10,091	45,420
Invesco V.I. Conservative Balance II	1,164	20
Invesco V.I. Discovery Mid Cap Growth Fund I	693	741
Invesco V.I. Discovery Mid Cap Growth Fund II	6,275	10,929
Invesco V.I. Equity and Income II	10,652	41,285
Invesco V.I. Global Fund I*	837	1,343
Invesco V.I. Global Fund II	19,706	71,730
Invesco V.I. Global Real Estate II	2,384	2,710
Invesco V.I. Global Strategic Income Fund I	640	1,183
Invesco V.I. Global Strategic Income Fund II	34,126	20,068
Invesco V.I. Government Securities II	33,103	8,467
Invesco V.I. Growth & Income I	1,272	3,684
Invesco V.I. Growth & Income II	10,605	155,235
Invesco V.I. International Growth II	35,625	64,641
Invesco V.I. Main Street Fund I	635	1,191
Invesco V.I. Main Street Fund II	22,572	20,238
Invesco V.I. Main Street Small Cap Fund II	95	0
Invesco V.I. Small Cap Equity II	4,250	7,169
Invesco V.I. U.S. Government Money Portfolio I	203,602	108,248
Lord Abbett Bond Debenture VC	79,551	43,068
Lord Abbett Dividend Growth Fund	24,683	19,897
Lord Abbett Growth & Income VC	8,554	13,410

*Subaccount had either no purchases or sales that rounded to one thousand

(5) Investments, continued

(in thousands)	Purchases	Sales

Lord Abbett Growth Opportunities VC	$17,609	$42,884
Lord Abbett Mid Cap Stock VC	7,691	12,264
Lord Abbett Series Fundamental Equity VC	10,958	43,229
Lord Abbett Series Short Duration Income VC	510	268
MFS Growth Series IC	1,333	1,476
MFS Growth Series SC	9,501	12,762
MFS Investors Trust IC	401	1,162
MFS Investors Trust SC	2,542	13,764
MFS New Discovery IC	852	651
MFS New Discovery SC	13,046	14,910
MFS Research IC	522	1,069
MFS Research SC	485	875
MFS Total Return IC	1,986	3,427
MFS Total Return SC	5,539	7,553
MFS Utilities IC	115	406
MFS Utilities SC	1,797	4,212
MFS VIT II Emerging Markets Equity SC	28	54
MFS VIT II International Value SC	1,170	4,666
MFS VIT II MA Investors Growth Stock IC	290	291
MFS VIT II MA Investors Growth Stock SC	5,463	8,339
MFS VIT Total Return Bond SC	36,346	32,763
MFS VIT Value SC	8,132	44,076
Morgan Stanley VIF, Inc. Global Real Estate II	735	1,851
PIMCO Income Advisor	474	109
PIMCO VIT All Asset Advisor	1,330	1,462
PIMCO VIT Global Diversified Allocation Portfolio	1,472	1,271
Pimco VIT High Yield Advance	132	5
PIMCO VIT Long-Term US Government Advisor	14,400	7,446
PIMCO VIT Low Duration Advisor	32,759	9,947
PIMCO VIT Real Return Advisor	38,627	25,541
PIMCO VIT Short-Term Advisor	12,842	11,523
PIMCO VIT Total Return Advisor	137,813	61,724
Protective Life Dynamic Allocation Series – Conservative	12,402	10,046
Protective Life Dynamic Allocation Series – Growth	2,652	11,700
Protective Life Dynamic Allocation Series – Moderate	209,232	18,607
Royce Capital Fund Micro-Cap SC	2,713	10,575
Royce Capital Fund Small-Cap SC	5,322	51,328
Rydex Commodities Strategy*	0	3
Rydex Inverse Government Long Bond*	1	0
T. Rowe Price All-Cap Opportunities Portfolio	100	-
T. Rowe Price Blue Chip Growth Portfolio II	3,010	80

*Subaccount had either no purchases or sales that rounded to one thousand

(5) Investments, continued

(in thousands)	Purchases	Sales

T. Rowe Price Health Sciences Portfolio II	$1,129	$53
Templeton Developing Markets VIP CL 2	1,533	11,803
Templeton Foreign VIP CL 2	10,045	31,268
Templeton Global Bond VIP Fund CL 2	29,479	17,085
Templeton Growth VIP CL 2	5,784	28,345
VanEck Global Hard Asset	1	56
Vanguard VIF Balanced	747	5
Vanguard VIF Capital Growth	206	24
Vanguard VIF Conservative Allocation	341	3
Vanguard VIF Diversified Val	91	22
Vanguard VIF Equity Income	645	47
Vanguard VIF Equity Index	840	14
Vanguard VIF Global Bond Index	151	14
Vanguard VIF Growth	683	12
Vanguard VIF High Yield Bond	118	3
Vanguard VIF International	611	38
Vanguard VIF Mid-Cap Index	811	66
Vanguard VIF Moderate Allocation	770	160
Vanguard VIF Money Market	1,164	841
Vanguard VIF Real Estate Index	264	18
Vanguard VIF Short Term Invmt Grade	1,476	48
Vanguard VIF Total Bond Mkt Index	934	53
Vanguard VIF Total Intl Stk Mkt Idx	550	12
Vanguard VIF Total Stock Mkt Index	866	47
Western Asset Core Plus VIT II	2,396	50

(6) Financial Highlights

Protective Life sells a number of variable annuity products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the contract owner’s account. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The following tables were developed by determining which products offered by Protective Life and funded by the Separate Account have the highest and lowest expense ratios. The summaries may not reflect or directly equate to the minimum and maximum contract charges offered by Protective Life, as contract owners may not have selected all available and applicable contract options for or during the periods presented.

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2021 were as follows:

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

AB VPS Growth And Income B
2021	13	$11.75	$11.72	$147	0.35%	0.90%	1.20%	5.26%	4.99%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AB VPS Large Cap Growth B
2021	71	10.37	13.17	857	0.00%	0.65%	1.20%	-6.33%	18.92%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AB VPS Small Cap Growth B
2021	10	10.65	10.56	110	0.00%	0.20%	1.20%	11.44%	10.52%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AB VPS Small/Mid Cap Value B
2021	32	11.37	11.34	358	0.56%	0.90%	1.20%	5.35%	5.09%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Asset Allocation Class 2
2021	4,164	28.70	26.12	100,498	1.58%	0.50%	1.55%	14.41%	13.15%
2020	3,572	11.78	32.86	85,665	1.57%	0.60%	1.70%	10.55%	11.78%
2019	3,490	20.77	29.46	79,883	1.96%	0.60%	1.70%	19.17%	20.50%
2018	3,522	17.35	24.50	67,844	1.63%	0.60%	1.70%	-6.23%	-5.18%
2017	4,101	18.42	25.89	83,402	1.54%	0.60%	1.70%	14.26%	15.54%
American Funds IS Asset Allocation Class 4
2021	2,356	16.28	16.95	38,782	1.52%	0.90%	1.20%	13.69%	13.35%
2020	1,725	14.32	14.95	25,063	1.59%	1.00%	1.30%	10.70%	11.04%
2019	1,073	12.90	13.51	14,139	2.00%	1.00%	1.30%	19.36%	19.72%
2018	611	10.77	11.32	6,793	1.64%	1.00%	1.30%	-6.08%	-5.79%
2017	434	11.43	12.05	5,173	1.65%	1.00%	1.30%	14.41%	14.75%
American Funds IS Capital Income Builder Class 2
2021	539	12.43	13.64	6,985	3.01%	0.65%	0.80%	14.08%	13.91%
2020	304	10.90	11.98	3,559	2.70%	0.75%	0.90%	3.54%	3.70%
2019	225	11.57	11.57	2,607	2.96%	0.90%	0.90%	16.83%	16.83%
2018	208	9.90	9.90	2,061	3.78%	0.90%	0.90%	7.92%	7.92%
2017	39	10.75	10.75	420	1.68%	0.90%	0.90%	6.93%	6.93%
American Funds IS Capital Income Builder Class 4
2021	540	12.56	13.23	7,377	2.57%	0.20%	1.20%	14.34%	13.19%
2020	488	11.69	12.33	5,878	2.87%	1.00%	1.30%	2.76%	3.07%
2019	290	11.37	11.96	3,369	2.62%	1.00%	1.30%	16.09%	16.44%
2018	169	9.80	10.27	1,673	3.32%	1.00%	1.30%	-8.46%	-8.18%
2017	49	10.70	11.18	529	2.29%	1.00%	1.30%	6.35%	11.53%
American Funds IS Capital World Growth And Income Fund 2
2021	508	13.30	16.66	7,143	1.93%	0.65%	0.80%	13.92%	13.74%
2020	314	11.68	14.65	4,029	1.34%	0.75%	0.90%	7.75%	7.92%
2019	155	10.82	13.59	1,990	1.80%	0.75%	0.90%	4.92%	29.96%
2018	98	10.46	10.46	1,026	2.83%	0.90%	0.90%	-10.45%	10.45%
2017	16	11.68	11.68	187	3.21%	0.90%	0.90%	13.92%	13.92%
American Funds IS Capital World Growth And Income Fund 4
2021	221	13.47	16.16	3,791	1.63%	0.20%	1.20%	14.12%	12.98%
2020	166	14.30	15.35	2,519	0.97%	1.00%	1.30%	7.14%	7.46%
2019	169	13.35	14.28	2,390	2.11%	1.00%	1.30%	29.03%	29.43%
2018	102	10.35	11.03	1,122	2.52%	1.00%	1.30%	-11.07%	-10.79%
2017	29	11.36	12.01	356	3.86%	1.00%	1.30%	12.20%	20.86%
American Funds IS Global Growth Class 2
2021	5,130	16.46	22.60	105,373	0.34%	0.65%	0.80%	15.55%	15.37%
2020	4,437	14.24	19.59	84,204	0.33%	0.75%	0.90%	29.29%	29.49%
2019	4,697	11.00	15.15	71,124	1.15%	0.75%	0.90%	4.68%	34.06%
2018	4,911	11.30	11.30	55,496	0.73%	0.90%	0.90%	-9.87%	-9.87%
2017	4,714	12.54	12.54	59,095	0.73%	0.90%	0.90%	30.29%	30.29%
American Funds IS Global Growth Class 4
2021	874	13.76	21.64	18,614	0.22%	0.20%	1.20%	15.79%	14.63%
2020	838	18.40	18.88	15,643	0.15%	1.00%	1.30%	28.48%	28.87%
2019	747	14.28	14.69	10,918	1.00%	1.00%	1.30%	33.12%	33.53%
2018	696	10.69	11.04	7,656	0.58%	1.00%	1.30%	-10.42%	-10.15%
2017	615	11.90	12.32	7,571	0.64%	1.00%	1.30%	14.10%	29.42%

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

American Funds IS Global Small Capitalization Class 2
2021	457	$15.00	$17.55	$7,236	0.00%	0.65%	0.80%	5.94%	5.78%
2020	284	14.16	16.60	4,409	0.13%	0.75%	0.90%	28.56%	28.75%
2019	188	11.00	12.91	2,383	0.16%	0.75%	0.90%	4.01%	30.34%
2018	138	9.90	9.90	1,368	0.10%	1.30%	1.30%	-11.36%	-11.36%
2017	84	11.17	11.17	942	0.44%	0.90%	0.90%	24.77%	24.77%
American Funds IS Global Small Capitalization Class 4
2021	17	13.81	16.80	283	0.00%	0.20%	1.20%	6.11%	5.04%
2020	20	15.99	15.99	314	0.12%	1.30%	1.30%	27.71%	27.71%
2019	19	12.52	12.52	243	0.01%	1.30%	1.30%	29.54%	29.54%
2018	28	9.67	9.67	270	0.03%	1.30%	1.30%	-11.97%	-11.97%
2017	19	10.98	10.98	203	0.43%	1.30%	1.30%	24.00%	24.00%
American Funds IS Growth – Income Class 2
2021	916	14.99	19.22	14,196	1.39%	0.65%	0.80%	23.17%	22.98%
2020	287	12.17	15.63	3,905	1.42%	0.75%	0.90%	12.52%	12.69%
2019	114	10.80	13.89	1,582	1.82%	0.75%	0.90%	3.72%	25.00%
2018	96	11.11	11.11	1,071	2.37%	0.90%	0.90%	-2.67%	-2.67%
2017	19	11.42	11.42	212	2.08%	0.90%	0.90%	12.69%	12.69%
American Funds IS Growth – Income Class 4
2021	929	14.18	18.63	18,344	1.00%	0.20%	1.20%	23.43%	22.19%
2020	828	15.25	16.27	13,411	1.48%	1.00%	1.30%	11.78%	12.12%
2019	518	13.64	14.51	7,471	1.93%	1.00%	1.30%	24.22%	24.60%
2018	268	10.98	11.65	3,102	1.89%	1.00%	1.30%	-3.34%	-3.04%
2017	79	11.36	12.01	948	2.15%	1.00%	1.30%	12.20%	20.86%
American Funds IS Growth Class 2
2021	2,353	20.14	32.09	54,975	0.25%	0.65%	0.80%	21.08%	20.89%
2020	1,249	15.99	26.54	27,688	0.28%	0.75%	0.90%	50.71%	50.94%
2019	824	11.02	17.61	14,503	0.78%	0.75%	0.90%	4.22%	29.60%
2018	791	13.59	13.59	10,752	0.50%	0.90%	0.90%	-1.15%	-1.15%
2017	672	13.75	13.75	9,234	0.58%	0.90%	0.90%	27.14%	27.17%
American Funds IS Growth Class 4
2021	2,489	15.60	30.73	67,204	0.07%	0.20%	1.20%	21.32%	20.10%
2020	1,874	12.86	25.58	41,912	0.31%	0.30%	1.30%	49.75%	50.20%
2019	986	14.79	17.08	14,785	0.69%	1.00%	1.30%	28.75%	29.14%
2018	486	11.45	13.27	5,703	0.34%	1.00%	1.30%	-1.80%	-1.50%
2017	193	11.63	13.51	2,366	0.58%	1.00%	1.30%	13.12%	26.33%
American Funds IS High-Income Bond 2
2021	2	10.08	10.08	25	0.00%	0.65%	0.65%	0.00%	0.00%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS International Class 2
2021	827	11.90	13.49	10,508	2.95%	0.65%	0.80%	-2.23%	-2.38%
2020	535	12.17	13.82	7,211	0.61%	0.75%	0.90%	12.95%	13.12%
2019	420	10.76	12.24	5,144	1.55%	0.75%	0.90%	4.35%	21.78%
2018	385	10.05	10.05	3,871	2.15%	0.90%	0.90%	-13.92%	-13.92%
2017	248	11.67	11.67	2,890	1.54%	0.90%	0.90%	30.96%	30.96%
American Funds IS International Class 4
2021	33	12.09	12.93	420	2.46%	0.20%	1.20%	-2.01%	-2.99%
2020	29	13.32	13.32	392	0.39%	1.30%	1.30%	12.18%	12.18%
2019	30	11.88	11.88	351	1.41%	1.30%	1.30%	21.07%	21.07%
2018	18	9.81	9.81	181	2.44%	1.30%	1.30%	-14.54%	-14.54%
2017	6	11.48	11.48	74	1.84%	1.30%	1.30%	30.19%	30.19%
American Funds IS International Growth And Income 2
2021	1	9.71	9.71	10	0.00%	0.65%	0.65%	1.08%	1.08%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS New World Class 2
2021	659	13.85	16.86	9,954	0.99%	0.65%	0.80%	4.14%	3.98%
2020	384	13.30	16.22	5,933	0.06%	0.75%	0.90%	22.47%	22.66%
2019	320	10.84	13.24	4,201	0.99%	0.75%	0.90%	4.19%	27.98%
2018	285	10.35	10.35	2,944	1.01%	0.90%	0.90%	-14.82%	-14.82%
2017	200	12.15	12.15	2,424	1.15%	0.90%	0.90%	28.28%	28.28%
American Funds IS New World Class 4
2021	23	12.79	16.15	362	0.65%	0.20%	1.20%	4.32%	3.27%
2020	23	15.64	15.64	366	0.03%	1.30%	1.30%	21.69%	21.69%
2019	19	12.85	12.85	250	0.94%	1.30%	1.30%	27.14%	27.14%
2018	8	10.11	10.11	80	0.80%	1.30%	1.30%	-15.37%	-15.37%
2017	6	11.94	11.94	70	0.86%	1.30%	1.30%	27.39%	27.39%

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

American Funds IS The Bond Fund Of America 2
2021	1,698	$10.85	$11.64	$18,660	1.90%	0.65%	0.80%	-1.05%	-1.20%
2020	557	10.96	11.79	6,314	2.42%	0.75%	0.90%	8.75%	8.91%
2019	261	10.06	10.84	2,829	2.79%	0.75%	0.90%	0.27%	8.37%
2018	218	10.00	10.00	2,182	3.56%	0.90%	0.90%	-1.61%	-1.61%
2017	61	10.16	10.16	617	2.65%	0.90%	0.90%	1.43%	1.43%
American Funds IS The Bond Fund Of America 4
2021	715	10.13	11.28	8,143	1.41%	0.20%	1.20%	-0.88%	-1.88%
2020	482	11.49	11.73	5,619	2.34%	1.00%	1.30%	7.96%	8.29%
2019	201	10.65	10.83	2,164	2.87%	1.00%	1.30%	7.66%	7.99%
2018	122	9.89	10.03	1,219	3.39%	1.00%	1.30%	-2.18%	-1.88%
2017	29	10.11	10.22	294	2.98%	1.00%	1.30%	0.89%	2.26%
American Funds IS U.S. Government Securities Fund 2
2021	336	10.76	11.12	3,644	1.68%	0.65%	0.80%	-1.37%	-1.52%
2020	167	10.91	11.29	1,846	1.84%	0.75%	0.90%	8.82%	8.98%
2019	57	10.38	10.38	586	2.28%	0.90%	0.90%	4.37%	4.37%
2018	42	9.94	9.94	414	3.02%	0.90%	0.90%	-0.18%	-0.18%
2017	3	9.96	9.96	25	2.15%	0.90%	0.90%	-0.43%	-0.43%
American Funds IS U.S. Government Securities Fund 4
2021	466	9.94	10.78	5,068	0.90%	0.20%	1.20%	-1.17%	-2.16%
2020	667	11.02	11.21	7,444	2.57%	1.00%	1.30%	8.06%	8.39%
2019	80	10.20	10.34	817	2.18%	1.00%	1.30%	3.78%	4.09%
2018	51	9.83	9.94	500	2.75%	1.00%	1.30%	-0.81%	-0.51%
2017	14	9.91	9.99	138	1.73%	1.00%	1.30%	-0.84%	0.27%
American Funds IS Washington Mutual Investors Fund 2
2021	2,381	14.91	19.06	39,893	1.64%	0.65%	0.80%	26.82%	26.63%
2020	1,548	11.75	15.05	21,924	1.71%	0.75%	0.90%	7.71%	7.87%
2019	1,138	10.90	13.97	15,902	2.16%	0.75%	0.90%	4.28%	20.29%
2018	1,028	11.62	11.62	11,948	2.13%	0.90%	0.90%	-9.48%	-9.48%
2017	897	12.83	12.83	11,511	2.27%	0.90%	0.90%	15.99%	15.99%
American Funds IS Washington Mutual Investors Fund 4
2021	182	14.85	18.26	3,297	1.32%	0.20%	1.20%	27.13%	25.86%
2020	168	14.51	14.51	2,441	1.50%	1.30%	1.30%	7.06%	7.06%
2019	136	13.55	13.55	1,837	2.06%	1.30%	1.30%	19.46%	19.46%
2018	104	11.35	11.35	1,176	1.98%	1.30%	1.30%	-10.11%	-10.11%
2017	88	12.62	12.62	1,109	2.07%	1.30%	1.30%	15.19%	15.19%
Blackrock 60/40 Target Allocation ETF V.I. Fund
2021	57	11.00	10.97	629	1.62%	0.90%	1.20%	3.22%	2.96%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Blackrock Global Allocation V.I. III
2021	84	9.85	10.49	862	0.40%	0.65%	1.20%	-5.82%	0.34%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Blackrock International V.I. I
2021	8	9.39	9.39	75	0.00%	0.65%	0.65%	0.00%	0.00%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Calvert VP SRI Balanced
2021	46	30.02	33.08	1,595	1.16%	0.75%	1.40%	14.14%	13.34%
2020	49	26.30	31.15	1,488	1.48%	0.85%	1.55%	13.48%	14.28%
2019	50	23.01	27.37	1,337	1.57%	0.85%	1.55%	22.48%	23.35%
2018	53	18.66	22.28	1,159	1.84%	0.85%	1.55%	-4.18%	-3.50%
2017	55	19.33	23.18	1,253	1.93%	0.85%	1.55%	9.99%	11.22%
Clearbridge Variable Dividend Strategy II
2021	4	12.43	12.40	45	0.98%	0.90%	1.20%	10.96%	10.68%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Clearbridge Variable Large Cap Growth II
2021	11	12.45	12.42	131	0.00%	0.90%	1.20%	13.64%	13.36%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

ClearBridge Variable Mid Cap Portfolio Class II
2021	2,032	$42.31	$28.37	$66,543	0.03%	0.50%	1.60%	27.62%	26.14%
2020	2,339	12.27	33.16	62,964	0.03%	0.60%	1.75%	13.09%	14.41%
2019	2,806	19.89	28.98	66,938	0.50%	0.60%	1.75%	30.33%	31.86%
2018	1,304	15.26	21.98	25,104	0.11%	0.60%	1.75%	-14.33%	-13.32%
2017	3,437	17.81	25.36	72,310	0.19%	0.60%	1.75%	10.59%	11.88%
ClearBridge Variable Small Cap Growth II
2021	540	14.71	37.77	20,778	0.00%	0.20%	1.60%	11.98%	10.35%
2020	657	15.32	52.71	26,813	0.00%	0.60%	1.75%	40.42%	42.05%
2019	847	24.38	37.10	25,189	0.00%	0.60%	1.75%	24.34%	25.79%
2018	493	19.60	29.49	12,305	0.00%	0.60%	1.75%	1.39%	2.59%
2017	962	19.33	28.75	22,706	0.00%	0.60%	1.75%	21.75%	23.17%
Columbia VP Balanced 2
2021	140	11.13	11.10	1,552	0.00%	0.90%	1.20%	5.38%	5.12%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Columbia VP Intermediate Bond 2
2021	36	9.95	9.93	357	0.79%	0.90%	1.20%	-0.89%	-1.14%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Columbia VP Limited Duration Credit 2
2021	2	9.95	9.89	17	0.15%	0.20%	0.90%	-1.09%	-1.66%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Columbia VP Select Mid Cap Value 2
2021	7	11.83	11.76	83	0.00%	0.20%	0.90%	13.40%	12.76%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Columbia VP Strategic Income 2
2021	39	9.88	9.96	389	0.38%	0.65%	1.20%	-1.47%	-0.66%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DFA VA Equity Allocation Portfolio Instl
2021	2	15.46	15.46	25	2.01%	0.20%	0.20%	8.40%	8.40%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DFA VA Global Bond
2021	70	9.90	9.90	696	0.71%	0.20%	0.20%	-1.31%	-1.31%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DFA VA Global Moderate Allocation Instl
2021	28	13.16	13.16	369	1.42%	0.20%	0.20%	10.82%	10.82%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DFA VA International Small
2021	27	14.48	14.48	395	4.86%	0.20%	0.20%	14.22%	14.22%
2020	-	12.68	12.68	1,901	0.00%	0.30%	0.30%	16.67%	16.67%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DFA VA International Value
2021	31	14.42	14.42	444	7.49%	0.20%	0.20%	17.76%	17.76%
2020	-	12.25	12.25	3,773	0.00%	0.30%	0.30%	17.27%	17.27%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DFA VA Short-Term Fixed
2021	45	9.94	9.94	445	0.01%	0.20%	0.20%	-0.49%	-0.49%
2020	2	9.99	9.99	18,246	0.59%	0.30%	0.30%	-0.09%	-0.09%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

DFA VA US Large Value
2021	93	$15.76	$15.76	$1,472	3.13%	0.20%	0.20%	26.66%	26.66%
2020	1	12.44	12.44	17,930	0.00%	0.30%	0.30%	15.04%	15.04%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DFA VA US Targeted Value
2021	36	19.77	19.77	703	1.30%	0.20%	0.20%	33.43%	33.43%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity Contrafund Portfolio SC2
2021	8,858	45.37	35.28	356,344	0.03%	0.50%	1.60%	26.75%	25.28%
2020	9,484	13.91	50.62	319,766	0.08%	0.60%	1.75%	27.96%	29.45%
2019	11,442	10.76	39.18	304,718	0.25%	0.60%	1.75%	3.53%	30.49%
2018	6,258	17.06	30.09	138,954	0.40%	0.60%	1.75%	-8.28%	-7.20%
2017	14,006	18.60	32.49	313,071	0.78%	0.60%	1.75%	19.47%	20.86%
Fidelity Equity Income SC2
2021	200	28.84	24.41	6,468	1.65%	0.50%	1.50%	23.86%	22.55%
2020	239	19.92	36.57	6,349	1.44%	0.60%	1.65%	4.69%	5.80%
2019	280	19.03	34.64	6,986	1.85%	0.60%	1.65%	25.01%	26.34%
2018	297	15.22	27.47	5,965	2.03%	0.60%	1.65%	-10.05%	-9.09%
2017	343	16.92	30.28	7,623	1.43%	0.60%	1.65%	10.80%	11.98%
Fidelity Freedom Fund - 2015 Maturity SC2
2021	63	21.73	18.78	1,374	0.95%	0.50%	1.50%	6.75%	5.62%
2020	51	17.78	26.18	1,081	1.00%	0.60%	1.65%	11.69%	12.88%
2019	53	15.92	23.23	991	1.81%	0.60%	1.65%	16.03%	17.27%
2018	58	13.72	19.85	918	1.27%	0.60%	1.65%	-6.85%	-5.85%
2017	75	14.73	21.13	1,245	1.36%	0.60%	1.65%	12.91%	14.11%
Fidelity Freedom Fund - 2020 Maturity SC2
2021	118	22.72	19.63	2,729	0.82%	0.50%	1.50%	8.61%	7.46%
2020	128	18.27	28.86	2,844	1.02%	0.60%	1.65%	12.83%	14.03%
2019	136	16.19	25.36	2,659	1.82%	0.60%	1.65%	17.90%	19.16%
2018	137	13.73	21.32	2,290	1.51%	0.60%	1.65%	-7.63%	6.64%
2017	96	14.87	22.88	1,808	1.14%	0.60%	1.65%	14.35%	15.57%
Fidelity Growth Portfolio SC2
2021	64	58.24	49.30	3,652	0.00%	0.50%	1.50%	22.17%	20.88%
2020	69	40.79	70.60	3,260	0.05%	0.60%	1.65%	41.19%	42.69%
2019	108	28.89	49.58	3,610	0.05%	0.60%	1.65%	31.77%	33.17%
2018	104	21.92	37.30	2,623	0.05%	0.70%	1.65%	-2.08%	-1.13%
2017	125	32.39	37.77	3,332	0.08%	0.70%	1.65%	32.60%	34.01%
Fidelity Index 500 Portfolio SC2
2021	23,448	44.10	36.15	890,425	1.04%	0.50%	1.60%	27.49%	26.02%
2020	23,472	12.65	49.15	745,454	1.36%	0.60%	1.75%	15.89%	17.24%
2019	28,900	10.81	42.01	804,290	2.12%	0.60%	1.75%	3.82%	30.23%
2018	9,749	19.23	32.32	210,996	1.28%	0.60%	1.75%	-6.40%	-5.30%
2017	27,652	20.54	34.20	629,068	1.65%	0.60%	1.75%	19.29%	20.68%
Fidelity Investment Grade Bonds SC2
2021	22,092	10.11	11.86	297,519	1.87%	0.20%	1.60%	-1.19%	-2.63%
2020	19,427	10.91	17.94	272,123	2.01%	0.60%	1.75%	7.26%	8.51%
2019	20,226	10.07	16.54	262,913	2.53%	0.60%	1.75%	0.23%	8.75%
2018	21,633	10.56	15.21	259,462	2.28%	0.60%	1.75%	-2.53%	-1.39%
2017	21,901	10.83	15.42	269,099	2.30%	0.60%	1.75%	2.18%	3.37%
Fidelity Mid Cap SC2
2021	9,383	16.77	25.22	298,885	0.35%	0.20%	1.60%	24.93%	23.12%
2020	11,533	12.66	42.72	300,209	0.34%	0.60%	1.75%	15.81%	17.16%
2019	14,516	17.69	36.63	323,571	0.84%	0.60%	1.75%	21.02%	22.43%
2018	6,568	14.62	30.05	131,653	0.35%	0.60%	1.75%	-16.27%	-15.29%
2017	17,087	17.46	35.64	370,920	0.48%	0.60%	1.75%	18.44%	19.82%
Fidelity VIP Asset Manager Service 2
2021	7	10.80	10.78	77	1.37%	0.90%	1.20%	2.74%	2.48%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Balanced Service 2
2021	395	10.26	11.42	4,441	0.35%	0.65%	1.20%	-2.52%	8.48%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Bond Index Port
2021	2	9.85	9.85	17	0.00%	0.65%	0.65%	0.27%	0.27%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

Fidelity VIP Energy Service 2
2021	26	$11.16	$11.13	$294	2.56%	0.90%	1.20%	10.05%	9.77%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Fundsmanager 20% Service 2
2021	54	10.36	10.34	562	0.74%	0.90%	1.20%	0.54%	0.29%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Health Care Port Service 2
2021	18	11.07	11.04	197	0.00%	0.90%	1.20%	2.97%	2.71%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP International Index Port
2021	2	9.71	9.71	22	0.00%	0.65%	0.65%	0.00%	0.00%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Target Volatility Service 2
2021	6	11.03	11.03	62	0.00%	1.20%	1.20%	2.62%	2.62%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Dynatech VIP Fund
2021	1,453	46.54	36.21	50,142	0.00%	0.50%	1.60%	15.45%	14.12%
2020	1,184	15.07	53.95	43,345	0.00%	0.60%	1.75%	42.36%	44.02%
2019	1,372	22.29	37.53	35,750	0.00%	0.60%	1.75%	28.87%	30.38%
2018	690	17.29	28.85	14,377	0.00%	0.60%	1.75%	1.32%	2.52%
2017	1,363	17.07	22.39	27,018	0.00%	0.60%	1.75%	24.73%	26.18%
Franklin Income VIP CL 2
2021	8,997	13.13	16.46	185,425	4.73%	0.20%	1.60%	16.40%	14.72%
2020	9,954	10.35	24.74	179,434	3.40%	0.60%	1.75%	-1.07%	0.09%
2019	11,530	14.51	24.77	208,678	6.48%	0.60%	1.75%	14.03%	15.36%
2018	7,916	12.72	21.52	129,560	5.91%	0.60%	1.75%	-5.99%	-4.88%
2017	14,303	13.53	22.67	239,079	4.15%	0.60%	1.75%	7.76%	9.02%
Franklin Multi-Asset Dynamic Multi-Strat VIT
2021	1,464	12.07	12.82	19,309	2.32%	0.90%	1.60%	11.52%	10.68%
2020	1,567	10.82	12.05	18,608	1.43%	1.00%	1.75%	-9.92%	-9.23%
2019	1,959	11.92	13.32	25,721	2.02%	1.00%	1.75%	13.49%	14.36%
2018	2,199	10.43	11.68	25,349	1.57%	1.00%	1.75%	-8.88%	-8.18%
2017	2,328	11.36	12.76	29,362	1.15%	1.00%	1.75%	11.83%	12.68%
Franklin Mutual Global Discovery VIP CL 2
2021	320	12.06	12.33	3,994	3.29%	0.65%	1.20%	18.24%	17.58%
2020	180	10.20	11.03	1,938	1.91%	0.75%	1.30%	-5.70%	-5.18%
2019	192	10.76	11.66	2,169	1.58%	0.75%	1.30%	3.63%	23.25%
2018	124	9.06	9.47	1,147	2.71%	0.90%	1.30%	-12.38%	-12.02%
2017	96	10.34	10.77	1,010	1.19%	0.60%	1.75%	2.66%	7.52%
Franklin Mutual Shares VIP CL 2
2021	28,009	21.74	18.88	593,134	2.90%	0.50%	1.60%	18.45%	17.09%
2020	32,911	10.11	26.37	597,023	1.70%	0.60%	1.75%	-6.70%	-5.61%
2019	34,090	10.73	28.00	660,473	2.23%	0.60%	1.75%	3.40%	21.84%
2018	24,488	13.95	23.02	392,976	2.94%	0.60%	1.75%	-10.66%	-9.61%
2017	42,841	15.59	25.53	760,362	2.21%	0.60%	1.75%	6.46%	7.70%
Franklin Rising Dividend VIP CL 2
2021	10,145	15.14	32.55	368,754	0.87%	0.20%	1.60%	26.41%	24.57%
2020	11,441	12.25	44.85	341,603	0.83%	0.60%	1.75%	13.94%	15.27%
2019	14,143	10.64	38.99	371,083	1.59%	0.60%	1.75%	3.55%	28.46%
2018	9,662	18.06	30.41	205,653	1.60%	0.60%	1.75%	-6.74%	-5.65%
2017	18,488	19.37	32.30	405,590	1.53%	0.60%	1.75%	18.46%	19.84%
Franklin Small Cap Value VIP CL 2
2021	1,576	36.77	25.45	48,020	1.06%	0.50%	1.60%	24.61%	23.18%
2020	1,881	11.43	29.50	47,671	1.05%	0.60%	1.75%	3.35%	4.56%
2019	2,009	19.99	28.22	49,170	0.91%	0.60%	1.75%	24.14%	25.59%
2018	1,597	16.10	22.47	32,328	1.06%	0.60%	1.75%	-14.41%	-13.40%
2017	2,608	18.81	25.94	59,518	0.51%	0.60%	1.75%	8.72%	9.99%
Franklin Small-Mid Cap Growth VIP CL 2
2021	1,059	43.78	33.11	38,855	0.00%	0.50%	1.60%	9.35%	8.09%
2020	1,303	16.43	59.75	47,230	0.00%	0.60%	1.75%	52.38%	54.16%
2019	1,464	20.10	38.84	35,347	0.00%	0.60%	1.75%	29.14%	30.65%
2018	806	15.57	29.79	15,829	0.00%	0.60%	1.75%	-7.03%	-5.94%
2017	1,735	16.74	31.73	34,548	0.00%	0.60%	1.75%	19.28%	20.67%
Franklin Strategic Income VIP CL 2
2021	606	10.49	10.75	6,665	3.33%	0.65%	1.20%	1.34%	0.78%
2020	487	10.35	11.04	5,359	6.31%	0.75%	1.30%	2.09%	2.65%
2019	162	10.45	10.78	1,741	4.17%	0.90%	1.30%	6.65%	7.08%
2018	105	9.80	10.08	1,057	2.74%	0.90%	1.30%	-3.41%	-3.02%
2017	76	10.15	10.40	790	2.78%	0.90%	1.30%	1.09%	3.52%

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

Franklin US Government Securities VIP CL 2
2021	37,380	$13.52	$9.71	$419,387	2.49%	0.50%	1.60%	-2.42%	-3.54%
2020	35,725	10.07	13.85	413,139	3.31%	0.60%	1.75%	2.02%	3.21%
2019	40,081	9.87	13.42	449,989	2.89%	0.60%	1.75%	-0.14%	4.60%
2018	45,670	9.55	12.83	491,853	2.74%	0.60%	1.75%	-1.43%	-0.27%
2017	49,200	9.68	12.87	534,690	2.63%	0.60%	1.75%	-0.43%	0.73%
Goldman Sachs Global Trends Allocation Fund SC
2021	502	14.21	14.10	7,291	0.00%	0.90%	1.60%	15.01%	14.14%
2020	514	12.35	12.80	6,519	0.25%	1.00%	1.75%	2.29%	3.07%
2019	604	11.99	12.46	7,464	1.47%	1.00%	1.75%	9.98%	10.82%
2018	635	10.82	11.27	7,102	0.67%	1.00%	1.75%	-6.02%	-5.30%
2017	639	11.42	11.94	7,565	0.30%	1.00%	1.75%	11.14%	11.98%
Goldman Sachs International Equity Insights
2021	1,092	21.49	23.69	22,272	2.80%	0.50%	1.65%	11.50%	10.15%
2020	1,247	14.52	24.14	22,861	1.41%	0.60%	1.80%	4.89%	6.17%
2019	1,350	13.74	22.89	23,424	2.44%	0.60%	1.80%	16.32%	17.74%
2018	1,476	11.73	19.57	21,957	1.95%	0.60%	1.80%	-17.80%	-16.79%
2017	1,620	14.17	23.67	29,100	1.85%	0.60%	1.80%	24.34%	25.85%
Goldman Sachs International Equity Insights SC
2021	2,598	13.39	13.80	36,780	2.50%	0.60%	1.60%	11.03%	9.86%
2020	3,156	10.81	20.90	40,321	1.19%	0.70%	1.75%	4.68%	5.80%
2019	3,453	10.30	19.77	41,920	2.21%	0.70%	1.75%	16.17%	17.41%
2018	3,737	8.85	16.86	38,024	1.53%	0.70%	1.75%	-18.02%	-17.14%
2017	4,472	10.77	20.37	55,115	1.70%	0.70%	1.75%	24.01%	25.33%
Goldman Sachs Large Cap Value
2021	932	34.24	49.55	38,616	1.14%	0.50%	1.65%	23.39%	21.90%
2020	1,080	23.92	45.64	36,513	1.23%	0.60%	1.80%	2.11%	3.36%
2019	1,202	23.26	44.44	39,851	1.48%	0.60%	1.80%	23.66%	25.17%
2018	1,397	18.67	35.74	37,305	1.29%	0.60%	1.80%	-10.11%	-9.01%
2017	1,577	20.63	39.54	46,632	1.60%	0.60%	1.80%	7.89%	9.20%
Goldman Sachs Large Cap Value Fund SC
2021	4,368	23.38	23.51	107,945	0.88%	0.60%	1.60%	23.06%	21.76%
2020	5,198	17.03	29.85	104,778	1.04%	0.70%	1.75%	1.93%	3.02%
2019	5,556	16.67	29.00	109,299	1.22%	0.70%	1.75%	23.42%	24.74%
2018	6,613	13.48	23.27	103,634	1.00%	0.70%	1.75%	-10.33%	-9.36%
2017	7,820	15.00	25.70	136,488	1.36%	0.70%	1.75%	7.65%	8.79%
Goldman Sachs Mid Cap Value
2021	148	50.29	42.46	7,163	0.47%	0.50%	1.65%	30.17%	28.60%
2020	160	33.01	39.92	6,009	0.55%	0.60%	1.80%	6.45%	7.75%
2019	179	31.01	37.08	6,248	0.82%	0.60%	1.80%	29.16%	30.74%
2018	201	24.01	28.39	5,381	1.34%	0.60%	1.80%	-12.08%	-11.00%
2017	226	27.31	31.93	6,819	0.71%	0.60%	1.80%	9.08%	10.41%
Goldman Sachs Mid Cap Value SC
2021	5,041	32.04	25.30	144,009	0.20%	0.60%	1.60%	29.66%	28.29%
2020	6,189	11.38	24.71	138,656	0.36%	0.70%	1.75%	6.30%	7.44%
2019	7,414	14.96	23.00	154,879	0.76%	0.70%	1.75%	28.88%	30.25%
2018	3,608	11.52	17.66	59,701	0.31%	0.70%	1.75%	-12.27%	-11.33%
2017	9,603	13.03	19.91	175,683	0.48%	0.70%	1.75%	8.92%	10.07%
Goldman Sachs Small Cap Equity Insights
2021	326	40.21	73.56	23,603	0.47%	0.50%	1.65%	23.05%	21.57%
2020	384	26.22	67.93	22,712	0.19%	0.60%	1.80%	6.63%	7.93%
2019	424	24.56	63.35	23,315	0.49%	0.60%	1.80%	22.60%	24.10%
2018	477	20.01	51.38	21,364	0.50%	0.60%	1.80%	-10.27%	-9.17%
2017	541	22.28	56.95	26,763	0.52%	0.60%	1.80%	9.57%	10.90%
Goldman Sachs Small Cap Equity Insights SC
2021	358	36.07	40.71	12,807	0.23%	0.60%	1.50%	22.63%	21.46%
2020	458	26.36	44.02	13,503	0.00%	0.70%	1.65%	6.58%	7.61%
2019	473	24.71	40.95	13,000	0.20%	0.70%	1.65%	22.48%	23.66%
2018	633	20.15	33.15	14,033	0.21%	0.70%	1.65%	-10.34%	-9.47%
2017	764	22.45	36.65	18,725	0.29%	0.70%	1.65%	9.39%	10.45%
Goldman Sachs Strategic Growth
2021	505	63.86	98.99	39,127	0.00%	0.50%	1.65%	21.20%	19.73%
2020	586	41.29	92.82	37,639	0.08%	0.60%	1.80%	37.98%	39.66%
2019	693	29.71	66.89	31,617	0.29%	0.60%	1.80%	33.09%	34.72%
2018	816	22.17	49.98	27,674	0.45%	0.60%	1.80%	-2.83%	-1.63%
2017	961	22.65	51.15	33,382	0.51%	0.60%	1.80%	28.32%	29.88%
Goldman Sachs Strategic Growth SC
2021	4,005	14.93	43.86	197,980	0.00%	0.20%	1.60%	21.19%	19.43%
2020	4,773	15.04	61.74	199,113	0.00%	0.70%	1.75%	37.66%	39.13%
2019	6,211	10.82	44.42	188,489	0.06%	0.70%	1.75%	4.23%	34.37%
2018	4,077	15.71	33.09	95,954	0.00%	0.70%	1.75%	-3.06%	-2.02%
2017	8,794	16.09	33.81	205,502	0.26%	0.70%	1.75%	28.09%	29.45%
Goldman Sachs US Equity Insights
2021	389	48.67	90.34	32,337	0.80%	0.50%	1.65%	28.63%	27.08%
2020	438	30.50	79.81	28,662	0.79%	0.60%	1.80%	15.43%	16.84%
2019	494	26.24	68.75	27,924	1.26%	0.60%	1.80%	22.96%	24.46%
2018	566	21.19	55.60	25,778	1.25%	0.60%	1.80%	-7.89%	-6.76%
2017	655	22.84	60.03	31,997	1.34%	0.60%	1.80%	21.84%	23.33%
Goldman Sachs US Equity Insights SC
2021	18	38.92	46.83	872	0.57%	0.60%	1.50%	28.21%	26.99%
2020	20	27.21	47.03	740	0.58%	0.70%	1.65%	15.39%	16.50%
2019	22	23.55	40.41	736	1.02%	0.70%	1.65%	22.87%	24.05%
2018	26	20.22	32.61	697	1.08%	0.70%	1.65%	-7.91%	-7.02%
2017	23	21.82	35.10	688	1.22%	0.70%	1.65%	21.77%	22.94%

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

Goldman Sachs VIT Core Fixed Income Fund SC
2021	2,895	$9.89	$11.26	$32,932	1.13%	0.20%	1.20%	-2.52%	-3.50%
2020	2,482	10.15	11.93	29,345	1.96%	0.30%	1.30%	7.98%	8.58%
2019	2,565	10.80	11.01	28,074	2.56%	0.90%	1.30%	7.59%	8.02%
2018	2,691	10.04	10.19	27,300	3.38%	0.90%	1.30%	-2.12%	-1.73%
2017	2,683	10.26	10.37	27,737	2.66%	0.90%	1.30%	1.80%	2.21%
Goldman Sachs VIT Growth Opportunities SC
2021	1,310	14.16	34.76	57,806	0.00%	0.20%	1.60%	11.14%	9.53%
2020	1,574	15.20	46.30	63,563	0.00%	0.60%	1.75%	41.79%	43.44%
2019	2,094	22.39	32.28	56,658	0.00%	0.60%	1.75%	31.72%	33.26%
2018	2,160	16.99	24.22	47,420	0.00%	0.60%	1.75%	-6.02%	-4.92%
2017	2,966	18.08	25.48	67,966	0.00%	0.60%	1.75%	24.71%	26.16%
Guggenheim Floating Rate Strategies (Series F)
2021	309	11.86	11.86	3,669	2.75%	0.90%	0.90%	1.48%	1.48%
2020	340	11.68	11.68	3,976	4.01%	1.00%	1.00%	-0.99%	-0.99%
2019	469	11.80	11.80	5,529	3.75%	1.00%	1.00%	6.53%	6.53%
2018	366	11.08	11.08	4,059	2.96%	1.00%	1.00%	-1.80%	-1.80%
2017	364	11.28	11.28	4,108	3.36%	1.00%	1.00%	2.43%	2.43%
Guggenheim Global Managed Futures Strategy
2021	37	10.15	10.15	378	0.00%	0.90%	0.90%	-0.07%	-0.07%
2020	190	10.16	10.16	1,929	7.53%	1.00%	1.00%	1.57%	1.57%
2019	168	10.00	10.00	1,685	0.36%	1.00%	1.00%	7.06%	7.06%
2018	39	9.34	9.34	363	0.00%	1.00%	1.00%	-9.94%	-9.94%
2017	38	10.38	10.38	396	1.40%	1.00%	1.00%	7.63%	7.63%
Guggenheim Long Short Equity
2021	12	14.02	14.02	168	0.86%	0.90%	0.90%	22.56%	22.56%
2020	15	11.44	11.44	167	0.67%	1.00%	1.00%	3.88%	3.88%
2019	22	11.01	11.01	243	0.49%	1.00%	1.00%	4.48%	4.48%
2018	29	10.54	10.54	309	0.00%	1.00%	1.00%	-6.03%	-6.03%
2017	24	12.23	12.23	294	0.36%	1.00%	1.00%	13.71%	13.71%
Guggenheim Multi-Hedge Strategies
2021	60	11.90	11.90	712	0.00%	0.90%	0.90%	7.02%	7.02%
2020	106	11.12	11.12	1,183	1.66%	1.00%	1.00%	6.32%	6.32%
2019	70	10.46	10.46	728	2.38%	1.00%	1.00%	3.96%	3.96%
2018	71	10.06	10.06	712	0.00%	1.00%	1.00%	-6.03%	-6.03%
2017	70	10.70	10.70	754	0.00%	1.00%	1.00%	2.64%	2.64%
Invesco V.I. American Franchise I
2021	333	24.48	19.91	7,392	0.00%	0.60%	1.50%	11.14%	10.08%
2020	395	18.09	22.03	7,874	0.07%	0.70%	1.65%	40.01%	41.36%
2019	423	12.92	15.58	6,020	0.00%	0.70%	1.65%	34.50%	35.80%
2018	492	9.61	11.47	5,161	0.00%	0.70%	1.65%	-5.22%	-4.30%
2017	549	10.14	11.99	6,026	0.08%	0.70%	1.65%	25.25%	26.45%
Invesco V.I. American Franchise II
2021	115	58.01	47.28	3,506	0.00%	0.50%	1.55%	10.98%	9.75%
2020	132	17.31	64.18	3,542	0.00%	0.60%	1.70%	39.59%	41.15%
2019	160	12.40	45.56	3,056	0.00%	0.60%	1.70%	34.11%	35.61%
2018	200	9.24	33.67	2,830	0.00%	0.60%	1.70%	-5.53%	-4.47%
2017	216	9.77	35.31	3,188	0.00%	0.60%	1.70%	24.88%	26.27%
Invesco V.I. American Value II
2021	4,000	32.89	22.03	93,953	0.24%	0.50%	1.60%	26.86%	25.40%
2020	4,329	11.00	25.93	86,143	0.48%	0.60%	1.75%	-0.91%	0.25%
2019	4,204	10.98	25.86	86,258	0.46%	0.60%	1.75%	4.66%	23.96%
2018	2,775	14.47	20.86	46,167	0.25%	0.60%	1.75%	-14.40%	-13.39%
2017	4,682	16.91	24.09	90,291	0.43%	0.60%	1.75%	7.77%	9.03%
Invesco V.I. Balanced Risk Allocation II
2021	4,135	20.57	15.46	71,963	3.01%	0.50%	1.60%	8.61%	7.35%
2020	4,430	14.40	18.94	71,332	6.97%	0.60%	1.75%	8.07%	9.33%
2019	5,257	13.33	17.33	77,772	0.00%	0.60%	1.75%	12.88%	14.19%
2018	5,849	11.81	15.17	76,342	1.33%	0.60%	1.75%	-14.40%	-13.39%
2017	6,037	12.88	16.36	85,396	3.75%	0.60%	1.75%	7.92%	9.18%
Invesco V.I. Capital Appreciation Fund I
2021	169	50.58	59.82	10,454	0.00%	0.60%	1.65%	21.71%	20.37%
2020	183	38.27	55.79	9,352	0.00%	0.70%	1.80%	34.13%	35.63%
2019	214	28.33	41.36	8,121	0.06%	0.70%	1.80%	33.75%	35.24%
2018	238	21.03	30.75	6,685	0.34%	0.70%	1.80%	-7.43%	-6.39%
2017	276	22.56	33.04	8,348	0.24%	0.70%	1.80%	24.56%	25.95%
Invesco V.I. Capital Appreciation Fund II
2021	1,628	48.68	57.13	71,762	0.00%	0.50%	1.65%	21.55%	20.08%
2020	1,910	14.73	53.41	70,047	0.00%	0.60%	1.80%	33.79%	35.42%
2019	2,644	10.90	39.70	71,944	0.00%	0.60%	1.80%	4.46%	35.03%
2018	1,332	16.81	29.59	28,858	0.00%	0.60%	1.80%	-7.66%	6.74%
2017	3,512	18.19	31.87	76,611	0.01%	0.60%	1.80%	24.24%	25.75%

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

Invesco V.I. Comstock I
2021	552	$51.57	$40.58	$25,467	1.89%	0.60%	1.65%	32.43%	30.97%
2020	618	30.98	38.94	21,630	2.08%	0.70%	1.80%	-2.64%	-1.55%
2019	693	31.82	39.55	24,752	1.98%	0.70%	1.80%	23.05%	24.42%
2018	786	25.86	31.79	22,654	1.81%	0.70%	1.80%	-13.75%	-12.78%
2017	901	29.99	36.45	29,936	2.09%	0.70%	1.80%	15.74%	17.03%
Invesco V.I. Comstock II
2021	4,665	37.71	38.73	174,716	1.60%	0.50%	1.65%	32.25%	30.65%
2020	5,582	10.74	37.25	163,172	1.59%	0.60%	1.80%	-2.87%	-1.68%
2019	5,848	10.94	37.93	174,628	1.78%	0.60%	1.80%	4.40%	24.19%
2018	4,837	16.48	30.57	126,042	1.62%	0.60%	1.80%	-13.95%	-12.90%
2017	7,170	19.14	35.13	202,996	1.90%	0.60%	1.80%	15.47%	16.87%
Invesco V.I. Conservative Balance II
2021	107	10.89	10.80	1,125	0.67%	0.20%	1.20%	4.76%	3.89%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Discovery Mid Cap Growth Fund I
2021	84	45.84	54.12	4,884	0.00%	0.60%	1.65%	18.27%	16.96%
2020	94	37.53	51.95	4,638	0.03%	0.70%	1.80%	38.16%	39.71%
2019	73	26.90	37.39	2,580	0.00%	0.70%	1.80%	36.86%	38.39%
2018	86	19.47	27.17	2,233	0.00%	0.70%	1.80%	-7.78%	-6.74%
2017	96	20.91	29.29	2,700	0.03%	0.70%	1.80%	26.48%	27.69%
Invesco V.I. Discovery Mid Cap Growth Fund II
2021	1,138	54.60	17.29	40,110	0.00%	0.50%	1.60%	18.08%	16.72%
2020	1,370	14.81	116.50	47,696	0.00%	0.60%	1.75%	37.86%	39.40%
2019	28	24.59	46.89	892	0.00%	0.60%	1.80%	36.51%	38.18%
2018	28	17.88	34.00	652	0.00%	0.60%	1.80%	-8.00%	-6.87%
2017	36	19.30	36.58	927	0.00%	0.60%	1.80%	26.15%	27.69%
Invesco V.I. Equity and Income II
2021	8,550	35.02	31.60	239,777	1.64%	0.50%	1.65%	17.64%	16.22%
2020	9,781	11.51	33.07	235,750	1.86%	0.60%	1.80%	7.68%	8.99%
2019	11,548	17.02	30.38	255,029	2.95%	0.60%	1.80%	17.85%	19.29%
2018	6,733	14.43	25.49	137,306	2.51%	0.60%	1.80%	-11.36%	-10.27%
2017	13,848	16.28	28.44	288,949	1.43%	0.60%	1.80%	8.79%	10.12%
Invesco V.I. Global Fund I
2021	140	68.84	69.83	10,150	0.00%	0.60%	1.65%	14.68%	13.41%
2020	152	55.28	69.12	9,721	0.62%	0.70%	1.80%	25.34%	26.75%
2019	170	43.79	54.84	8,589	0.94%	0.70%	1.80%	29.42%	30.87%
2018	194	33.60	42.14	7,517	1.02%	0.70%	1.80%	-14.75%	-13.79%
2017	215	39.13	49.15	9,783	0.97%	0.70%	1.80%	34.22%	35.71%
Invesco V.I. Global Fund II
2021	6,841	49.17	66.74	315,560	0.00%	0.50%	1.65%	14.48%	13.10%
2020	8,258	13.95	66.24	336,381	0.38%	0.60%	1.80%	25.05%	26.57%
2019	11,046	19.09	52.68	352,148	0.71%	0.60%	1.80%	29.09%	30.67%
2018	6,854	14.78	40.58	204,556	0.92%	0.60%	1.80%	-14.96%	-13.91%
2017	14,314	17.37	47.45	410,949	0.75%	0.60%	1.80%	33.88%	35.50%
Invesco V.I. Global Strategic Income Fund I
2021	285	25.60	20.68	6,476	4.47%	0.60%	1.65%	-4.09%	-5.15%
2020	318	21.80	26.69	7,581	5.39%	0.70%	1.80%	1.54%	2.68%
2019	367	21.47	25.99	8,564	3.90%	0.70%	1.80%	8.81%	10.03%
2018	426	19.73	23.62	9,098	4.90%	0.70%	1.80%	-6.13%	-5.07%
2017	492	21.02	24.88	11,143	2.34%	0.70%	1.80%	4.37%	5.53%
Invesco V.I. Global Strategic Income Fund II
2021	17,363	18.47	19.74	280,436	4.32%	0.50%	1.65%	-4.14%	-5.30%
2020	17,132	10.47	25.51	289,028	5.00%	0.60%	1.80%	1.14%	2.37%
2019	18,912	11.03	24.94	309,886	3.44%	0.60%	1.80%	8.62%	9.94%
2018	21,838	10.15	22.71	327,166	4.58%	0.60%	1.80%	-6.26%	-5.11%
2017	23,422	10.82	23.96	374,253	2.34%	0.60%	1.80%	4.14%	5.40%
Invesco V.I. U.S. Government Money Portfolio I
2021	99,001	10.96	1.12	421,721	0.01%	0.50%	1.65%	-0.59%	-1.79%
2020	84,777	0.91	11.03	326,367	0.32%	0.60%	1.80%	-1.59%	-0.38%
2019	87,525	0.92	11.07	330,128	1.22%	0.60%	1.80%	-0.12%	1.10%
2018	457,088	0.91	10.95	2,969,385	0.83%	0.60%	1.80%	-0.48%	0.74%
2017	92,044	0.91	10.87	377,404	0.39%	0.60%	1.80%	-1.41%	-0.21%
Invesco V.I. Global Real Estate II
2021	954	10.99	15.93	15,180	2.68%	0.65%	1.60%	24.50%	23.25%
2020	965	8.83	13.94	12,573	0.84%	0.75%	1.75%	-14.09%	-13.22%
2019	1,150	13.44	16.08	17,271	5.29%	0.90%	1.75%	20.50%	21.54%
2018	426	11.07	13.23	5,350	5.10%	0.90%	1.75%	-7.98%	-7.18%
2017	1,344	11.94	14.26	18,081	5.27%	0.90%	1.75%	10.77%	11.72%
Invesco V.I. Government Securities II
2021	13,796	9.81	10.16	150,617	2.34%	0.20%	1.60%	-2.73%	-4.14%
2020	11,671	10.47	12.12	132,867	2.17%	0.60%	1.75%	4.12%	5.34%
2019	11,593	9.95	11.51	126,240	2.16%	0.60%	1.75%	-0.32%	5.12%
2018	12,922	9.80	10.95	134,725	1.97%	0.60%	1.75%	-1.47%	0.31%
2017	13,042	9.94	10.98	137,102	1.92%	0.60%	1.80%	-0.10%	1.11%

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

Invesco V.I. Growth & Income I
2021	736	$44.54	$35.05	$29,154	1.60%	0.60%	1.65%	27.61%	26.20%
2020	806	27.78	34.91	25,146	1.94%	0.70%	1.80%	0.26%	1.38%
2019	923	27.70	34.43	28,544	1.86%	0.70%	1.80%	22.94%	24.32%
2018	1,042	22.53	27.70	26,054	2.12%	0.70%	1.80%	-14.95%	-13.99%
2017	1,191	26.49	32.20	34,826	1.49%	0.70%	1.80%	12.27%	13.52%
Invesco V.I. Growth & Income II
2021	18,938	38.82	33.44	604,214	1.32%	0.50%	1.65%	27.42%	25.89%
2020	23,895	10.91	33.38	602,185	1.30%	0.60%	1.80%	0.02%	1.24%
2019	26,686	19.68	33.01	662,091	1.81%	0.60%	1.80%	22.61%	24.10%
2018	13,102	16.04	26.62	291,501	2.12%	0.60%	1.80%	-15.15%	-14.11%
2017	33,288	18.90	31.03	780,598	1.27%	0.60%	1.80%	11.99%	13.35%
Invesco V.I. International Growth II
2021	2,480	17.52	16.20	42,582	0.92%	0.50%	1.60%	4.97%	3.76%
2020	4,418	12.03	16.83	73,418	1.82%	0.60%	1.75%	11.75%	13.06%
2019	5,531	10.65	14.93	81,640	1.80%	0.60%	1.75%	4.19%	27.47%
2018	2,612	10.67	11.75	30,426	1.04%	0.60%	1.65%	-16.61%	-15.72%
2017	6,507	12.80	13.98	90,138	1.72%	0.60%	1.75%	20.59%	21.99%
Invesco V.I. Main Street Fund I
2021	203	40.69	43.02	9,111	0.70%	0.60%	1.65%	26.68%	25.28%
2020	227	29.59	38.55	8,118	1.35%	0.70%	1.80%	11.89%	13.15%
2019	265	26.25	34.26	8,432	1.11%	0.70%	1.80%	29.71%	31.16%
2018	298	20.10	26.27	7,269	1.22%	0.70%	1.80%	-9.55%	-8.53%
2017	342	22.06	28.88	9,180	1.34%	0.70%	1.80%	14.81%	16.09%
Invesco V.I. Main Street Fund II
2021	4,303	14.89	32.36	128,947	0.53%	0.20%	1.60%	26.85%	25.01%
2020	3,849	12.08	42.86	105,790	1.08%	0.60%	1.75%	11.71%	13.01%
2019	3,842	10.70	38.01	100,516	0.91%	0.60%	1.75%	3.80%	30.95%
2018	3,244	17.90	29.08	65,184	1.03%	0.60%	1.75%	-9.71%	-8.65%
2017	4,162	19.83	31.90	92,333	1.07%	0.60%	1.80%	14.60%	15.94%
Invesco V.I. Main Street Small Cap Fund II
2021	9	10.16	11.19	96	0.04%	0.65%	0.90%	-6.20%	3.23%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Small Cap Equity II
2021	813	16.09	23.32	18,390	0.00%	0.65%	1.60%	19.19%	18.00%
2020	940	13.50	21.31	18,931	0.02%	0.75%	1.75%	24.65%	25.92%
2019	1,043	10.72	16.95	17,145	0.00%	0.75%	1.75%	3.49%	25.19%
2018	554	10.60	13.54	7,450	0.00%	0.90%	1.65%	-16.68%	16.04%
2017	1,069	12.64	16.12	16,795	0.00%	0.90%	1.75%	11.74%	12.71%
Lord Abbett Bond Debenture VC
2021	29,804	11.27	26.17	583,809	3.10%	0.20%	1.65%	2.97%	1.42%
2020	28,054	10.84	31.76	556,026	3.51%	0.60%	1.80%	5.38%	6.66%
2019	31,794	10.18	29.81	594,211	3.83%	0.60%	1.80%	1.46%	12.67%
2018	35,640	12.74	26.48	592,127	4.26%	0.60%	1.80%	-6.40%	5.25%
2017	38,072	13.51	27.79	672,287	4.16%	0.60%	1.80%	7.25%	8.56%
Lord Abbett Dividend Growth Fund
2021	4,058	14.88	48.46	135,244	0.71%	0.20%	1.65%	25.24%	24.47%
2020	3,888	11.98	47.36	115,152	0.90%	0.60%	1.80%	13.34%	14.72%
2019	4,068	10.46	41.33	110,319	1.73%	0.60%	1.80%	3.12%	25.69%
2018	3,530	17.32	32.91	78,067	1.65%	0.60%	1.80%	-6.40%	5.25%
2017	4,777	18.49	34.77	111,560	1.71%	0.60%	1.80%	16.99%	18.41%
Lord Abbett Growth & Income VC
2021	2,210	33.68	27.82	72,039	1.02%	0.50%	1.65%	28.25%	26.70%
2020	2,617	19.29	31.47	66,910	1.49%	0.60%	1.80%	0.85%	2.08%
2019	2,928	19.12	30.89	73,493	1.64%	0.60%	1.80%	20.29%	21.76%
2018	3,266	15.89	25.42	67,883	1.34%	0.60%	1.75%	9.81%	-8.70%
2017	3,830	17.60	27.90	87,445	1.26%	0.60%	1.80%	11.35%	12.70%
Lord Abbett Growth Opportunities VC
2021	1,179	13.53	30.14	50,134	0.00%	0.20%	1.60%	6.14%	4.60%
2020	2,131	14.78	61.25	83,665	0.00%	0.60%	1.75%	36.94%	38.54%
2019	2,969	21.04	44.26	84,520	0.00%	0.60%	1.75%	33.98%	35.55%
2018	1,206	15.70	32.68	30,047	0.00%	0.60%	1.75%	-4.60%	-3.47%
2017	4,040	16.46	33.89	88,278	0.00%	0.60%	1.75%	20.77%	22.18%
Lord Abbett Mid Cap Stock VC
2021	1,853	33.60	28.42	57,775	0.57%	0.50%	1.65%	27.93%	26.39%
2020	2,169	10.85	31.31	53,473	0.95%	0.60%	1.80%	0.65%	1.88%
2019	2,341	16.28	30.79	56,947	0.97%	0.60%	1.80%	20.44%	21.91%
2018	2,256	13.51	25.31	46,892	0.64%	0.60%	1.80%	-16.57%	-15.55%
2017	2,909	16.19	30.03	69,825	0.59%	0.60%	1.80%	4.92%	6.19%
Lord Abbett Series Fundamental Equity VC
2021	7,318	32.48	22.53	198,617	0.79%	0.50%	1.60%	26.55%	25.09%
2020	8,911	10.76	25.67	192,293	1.07%	0.60%	1.75%	-0.01%	1.16%
2019	10,094	18.01	25.37	215,567	1.65%	0.60%	1.75%	19.39%	20.79%
2018	5,536	15.09	21.01	102,122	0.99%	0.60%	1.75%	-9.77%	-8.71%
2017	13,068	16.72	23.01	255,340	1.01%	0.60%	1.75%	10.61%	11.90%
Lord Abbett Series Short Duration Income VC
2021	24	10.01	9.93	235	2.74%	0.20%	1.20%	-0.05%	-0.88%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

MFS Growth Series IC
2021	100	$58.44	$75.86	$7,796	0.00%	0.60%	1.65%	22.67%	21.31%
2020	115	43.88	70.20	7,379	0.00%	0.70%	1.80%	29.49%	30.94%
2019	128	33.64	53.92	6,358	0.00%	0.70%	1.80%	35.67%	37.18%
2018	138	24.62	39.52	4,990	0.10%	0.70%	1.80%	0.81%	1.95%
2017	150	24.25	38.98	5,354	0.10%	0.70%	1.80%	29.05%	30.30%
MFS Growth Series SC
2021	898	79.67	45.16	54,782	0.00%	0.50%	1.60%	22.50%	21.08%
2020	1,091	37.29	67.18	54,233	0.00%	0.60%	1.75%	29.24%	30.75%
2019	1,368	28.86	51.72	52,134	0.00%	0.60%	1.80%	35.30%	36.95%
2018	1,577	21.32	38.01	44,160	0.00%	0.60%	1.80%	0.56%	1.79%
2017	1,916	21.19	37.59	53,088	0.00%	0.60%	1.80%	28.74%	30.30%
MFS Investors Trust IC
2021	155	42.57	45.58	7,448	0.63%	0.60%	1.65%	25.93%	24.53%
2020	176	31.13	41.09	6,771	0.58%	0.70%	1.80%	11.82%	13.07%
2019	212	27.65	36.54	7,288	0.70%	0.70%	1.80%	29.22%	30.66%
2018	240	21.24	28.12	6,339	0.66%	0.70%	1.80%	-7.20%	-6.15%
2017	270	22.73	30.13	7,660	0.72%	0.70%	1.80%	21.14%	22.49%
MFS Investors Trust SC
2021	1,366	50.77	32.00	56,861	0.41%	0.50%	1.60%	25.75%	24.30%
2020	1,703	25.75	41.89	56,467	0.39%	0.60%	1.75%	11.61%	12.92%
2019	2,022	23.07	37.18	59,600	0.49%	0.60%	1.75%	28.95%	30.46%
2018	2,400	17.89	28.55	54,461	0.45%	0.60%	1.75%	-7.36%	-6.28%
2017	2,845	19.31	30.53	69,445	0.55%	0.60%	1.75%	20.88%	22.29%
MFS New Discovery IC
2021	35	78.31	82.40	3,043	0.00%	0.60%	1.65%	1.09%	-0.03%
2020	38	71.34	92.53	3,296	0.00%	0.70%	1.80%	43.27%	44.87%
2019	44	49.45	64.23	2,659	0.00%	0.70%	1.80%	39.15%	40.71%
2018	48	35.28	45.90	2,051	0.00%	0.70%	1.80%	-3.26%	-2.17%
2017	52	36.21	47.18	2,300	0.00%	0.70%	1.80%	24.39%	25.77%
MFS New Discovery SC
2021	871	62.01	30.68	57,785	0.00%	0.50%	1.60%	0.96%	-0.20%
2020	1,048	30.74	88.51	69,095	0.00%	0.60%	1.75%	43.04%	44.71%
2019	1,424	21.49	61.57	64,809	0.00%	0.60%	1.80%	38.74%	40.43%
2018	1,792	15.48	44.13	58,436	0.00%	0.60%	1.80%	-3.49%	-2.31%
2017	2,284	16.04	45.47	77,142	0.00%	0.60%	1.80%	24.07%	25.58%
MFS Research IC
2021	120	46.14	49.36	6,260	0.53%	0.60%	1.65%	23.93%	22.56%
2020	138	34.29	45.21	5,838	0.68%	0.70%	1.80%	14.50%	15.78%
2019	154	29.73	39.26	5,674	0.79%	0.70%	1.80%	30.56%	32.02%
2018	173	22.61	29.91	4,869	0.74%	0.70%	1.80%	-6.10%	5.04%
2017	199	23.91	31.67	5,944	1.30%	0.70%	1.80%	21.16%	22.51%
MFS Research SC
2021	89	54.93	33.18	4,109	0.33%	0.50%	1.60%	23.77%	22.34%
2020	102	27.12	46.54	3,854	0.49%	0.60%	1.75%	14.28%	15.62%
2019	116	23.73	40.33	3,800	0.60%	0.60%	1.75%	30.29%	31.81%
2018	137	18.22	30.66	3,420	0.74%	0.60%	1.75%	-6.30%	-5.20%
2017	169	19.44	32.41	4,475	1.11%	0.60%	1.75%	20.93%	22.33%
MFS Total Return IC
2021	495	37.96	36.91	19,285	1.82%	0.60%	1.65%	13.32%	12.07%
2020	561	30.85	36.97	19,408	2.11%	0.70%	1.80%	7.84%	9.05%
2019	639	28.41	34.10	20,408	2.36%	0.70%	1.80%	18.22%	19.54%
2018	729	23.86	28.68	19,571	2.25%	0.70%	1.80%	-7.57%	-6.44%
2017	807	25.56	30.77	23,270	2.34%	0.70%	1.80%	10.29%	11.52%
MFS Total Return SC
2021	1,682	29.63	35.23	53,045	1.62%	0.50%	1.65%	13.15%	11.79%
2020	1,846	17.85	35.38	51,632	1.92%	0.60%	1.80%	7.55%	8.86%
2019	2,126	16.58	32.71	54,427	2.15%	0.60%	1.80%	17.96%	19.40%
2018	2,438	14.05	27.58	52,502	1.99%	0.60%	1.80%	-7.57%	-6.44%
2017	2,777	15.20	29.67	64,256	2.12%	0.60%	1.80%	10.02%	11.36%
MFS Utilities IC
2021	33	59.27	54.08	1,884	1.62%	0.60%	1.50%	13.29%	12.21%
2020	40	48.18	52.32	2,019	2.25%	0.70%	1.65%	4.16%	5.16%
2019	50	46.00	50.02	2,382	3.99%	0.70%	1.65%	23.01%	24.19%
2018	63	37.19	40.50	2,455	1.17%	0.70%	1.65%	-0.62%	0.35%
2017	74	37.21	40.58	2,920	4.21%	0.70%	1.65%	12.95%	14.03%
MFS Utilities SC
2021	642	56.34	20.27	25,021	1.48%	0.50%	1.60%	13.14%	11.83%
2020	737	18.12	50.04	25,441	2.06%	0.60%	1.75%	3.78%	4.99%
2019	859	17.46	47.97	27,706	3.82%	0.60%	1.75%	22.62%	24.05%
2018	1,058	14.24	38.92	27,588	0.86%	0.60%	1.75%	-0.96%	0.20%
2017	1,249	14.38	39.10	33,093	4.18%	0.60%	1.75%	12.50%	13.81%
MFS VIT II Emerging Markets Equity SC
2021	27	11.29	10.49	299	0.27%	0.80%	1.50%	-7.86%	-8.56%
2020	29	11.47	12.48	349	2.53%	0.90%	1.65%	8.51%	9.34%
2019	39	10.57	11.42	430	0.40%	0.90%	1.65%	18.20%	19.10%
2018	48	8.94	9.60	449	0.11%	0.90%	1.65%	-15.55%	-14.91%
2017	53	10.59	11.29	588	0.98%	0.90%	1.65%	35.40%	36.43%

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

MFS VIT II International Value SC
2021	865	$26.45	$25.43	$22,849	0.14%	0.80%	1.20%	9.28%	8.84%
2020	1,021	18.88	24.20	24,678	0.73%	0.90%	1.30%	18.65%	19.13%
2019	1,290	15.86	20.32	26,178	1.49%	0.90%	1.30%	24.02%	24.52%
2018	1,467	12.75	16.32	23,902	0.92%	0.90%	1.30%	-10.90%	-10.54%
2017	1,618	14.27	18.24	29,487	1.32%	0.90%	1.30%	25.18%	25.68%
MFS VIT II MA Investors Growth Stock IC
2021	80	28.17	26.12	2,148	0.24%	0.60%	1.65%	25.09%	23.71%
2020	90	21.11	22.52	1,951	0.42%	0.70%	1.80%	20.06%	21.47%
2019	103	17.54	18.51	1,845	0.60%	0.70%	1.80%	37.44%	38.97%
2018	118	12.77	13.32	1,536	0.60%	0.70%	1.80%	-1.01%	0.10%
2017	135	12.90	13.30	1,765	0.66%	0.70%	1.80%	26.12%	27.53%
MFS VIT II MA Investors Growth Stock SC
2021	1,478	27.90	25.78	40,451	0.03%	0.50%	1.60%	24.90%	23.46%
2020	1,793	20.88	22.34	39,387	0.21%	0.60%	1.75%	6.28%	7.53%
2019	2,201	17.35	18.39	39,929	0.33%	0.60%	1.80%	37.08%	38.75%
2018	3,092	12.65	13.25	40,555	0.34%	0.60%	1.80%	-1.24%	-0.03%
2017	3,815	12.81	13.26	50,192	0.42%	0.60%	1.80%	25.81%	27.33%
MFS VIT Total Return Bond SC
2021	29,030	14.89	11.91	391,163	2.54%	0.50%	1.60%	-1.66%	-2.80%
2020	29,238	12.25	15.14	401,842	3.09%	0.60%	1.75%	6.28%	7.53%
2019	33,789	11.53	14.08	433,094	3.16%	0.60%	1.75%	8.00%	9.26%
2018	39,442	10.67	12.89	464,112	3.00%	0.60%	1.75%	-3.06%	1.92%
2017	43,300	11.01	13.14	522,114	3.17%	0.60%	1.75%	2.37%	3.56%
MFS VIT Value SC
2021	5,868	36.98	27.61	196,057	1.14%	0.50%	1.60%	24.41%	22.97%
2020	7,186	22.45	29.72	193,873	1.23%	0.60%	1.75%	1.42%	2.60%
2019	7,799	22.14	28.97	205,858	1.94%	0.60%	1.75%	27.24%	28.73%
2018	9,144	17.40	22.50	188,402	1.34%	0.60%	1.75%	-11.93%	-10.90%
2017	10,465	19.76	25.25	243,337	1.70%	0.60%	1.75%	15.30%	16.65%
Morgan Stanley VIF, Inc. Global Real Estate II
2021	457	16.26	13.78	7,402	4.03%	0.50%	1.60%	23.09%	21.67%
2020	536	11.33	23.35	1,330	5.87%	0.60%	1.75%	-16.34%	-15.36%
2019	506	13.54	27.64	7,949	2.70%	0.60%	1.75%	15.99%	17.35%
2018	534	11.68	23.60	7,266	3.24%	0.60%	1.75%	-9.81%	-8.75%
2017	623	12.95	25.92	9,382	2.46%	0.60%	1.75%	7.80%	9.05%
PIMCO Income Advisor
2021	36	10.20	10.12	362	0.75%	0.20%	1.20%	0.29%	-0.53%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT All Asset Advisor
2021	518	12.83	14.10	7,526	11.08%	0.65%	1.60%	15.17%	14.01%
2020	580	11.14	13.33	7,363	3.06%	0.75%	1.75%	6.02%	7.10%
2019	730	10.40	12.47	8,691	4.47%	0.75%	1.75%	2.92%	10.74%
2018	160	10.44	11.26	1,766	2.40%	0.90%	1.75%	-7.11%	-6.30%
2017	807	11.16	12.02	9,406	4.57%	0.90%	1.75%	11.40%	12.36%
PIMCO VIT Global Diversified Allocation Portfolio
2021	446	15.02	14.37	6,630	9.81%	0.90%	1.60%	7.43%	6.62%
2020	471	13.48	13.99	6,534	2.86%	1.00%	1.75%	2.18%	2.95%
2019	542	13.20	13.61	7,332	2.66%	1.00%	1.75%	19.49%	20.40%
2018	568	11.04	11.34	6,407	2.06%	1.00%	1.75%	-10.66%	-9.97%
2017	476	12.36	12.63	5,988	2.94%	1.00%	1.75%	14.82%	15.69%
Pimco VIT High Yield Advance
2021	12	10.31	10.28	127	1.03%	0.90%	1.20%	0.77%	0.51%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Long-Term US Government Advisor
2021	1,953	9.16	15.14	30,193	1.45%	0.20%	1.60%	-5.17%	-6.54%
2020	1,812	11.34	20.04	30,865	1.86%	0.60%	1.75%	15.22%	16.57%
2019	1,454	13.19	17.24	21,626	1.96%	0.60%	1.75%	11.23%	12.53%
2018	1,407	11.75	15.36	18,486	2.23%	0.60%	1.75%	-4.19%	-3.07%
2017	1,479	12.16	15.88	20,196	2.14%	0.60%	1.75%	6.95%	8.20%
PIMCO VIT Low Duration Advisor
2021	14,088	9.94	9.56	147,419	0.43%	0.20%	1.60%	-1.32%	-2.76%
2020	11,792	9.83	11.75	126,694	1.08%	0.60%	1.75%	1.09%	2.27%
2019	11,779	9.73	11.49	124,470	2.67%	0.60%	1.75%	0.24%	3.30%
2018	12,259	9.53	11.13	125,907	1.83%	0.60%	1.75%	-1.52%	-0.36%
2017	12,137	9.67	11.17	125,706	1.23%	0.60%	1.75%	-0.52%	0.64%
PIMCO VIT Real Return Advisor
2021	23,187	11.02	11.60	300,617	4.94%	0.20%	1.60%	5.16%	3.64%
2020	23,001	11.19	14.49	285,898	1.29%	0.60%	1.75%	9.65%	10.93%
2019	28,164	10.13	13.06	315,853	1.57%	0.60%	1.75%	0.62%	7.68%
2018	32,272	9.59	12.13	337,155	2.40%	0.60%	1.75%	-4.02%	-2.89%
2017	34,564	9.99	12.49	374,317	2.29%	0.60%	1.75%	1.75%	2.93%

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

PIMCO VIT Short-Term Advisor
2021	6,407	$10.01	$9.67	$66,445	0.99%	0.20%	1.60%	-0.45%	-1.90%
2020	6,266	9.86	11.22	65,883	1.14%	0.60%	1.75%	0.35%	1.53%
2019	6,567	9.82	11.05	68,362	2.36%	0.60%	1.75%	0.90%	2.08%
2018	7,043	9.73	10.82	72,157	2.06%	0.60%	1.75%	-0.35%	0.82%
2017	7,102	9.76	10.73	72,550	1.60%	0.60%	1.75%	0.52%	1.69%
PIMCO VIT Total Return Advisor
2021	59,431	10.02	11.55	767,115	1.73%	0.20%	1.60%	-1.66%	-3.09%
2020	56,007	10.19	14.75	746,621	1.97%	0.30%	1.75%	6.64%	7.89%
2019	62,029	10.01	13.67	770,255	2.93%	0.60%	1.75%	-0.01%	7.60%
2018	70,190	10.51	12.70	813,438	2.44%	0.60%	1.75%	-2.38%	-1.23%
2017	75,131	10.77	12.86	886,921	1.95%	0.60%	1.75%	2.98%	4.18%
Protective Life Dynamic Allocation Series – Conservative
2021	3,608	11.53	12.32	46,054	0.90%	0.65%	1.60%	7.91%	6.82%
2020	3,368	10.69	12.29	40,357	1.16%	0.75%	1.75%	1.69%	2.72%
2019	2,591	11.35	11.98	30,678	1.56%	0.90%	1.75%	8.05%	8.98%
2018	2,504	10.50	10.99	27,255	1.43%	0.90%	1.75%	-3.72%	-2.88%
2017	1,683	10.91	11.32	18,884	1.29%	0.90%	1.75%	10.41%	11.36%
Protective Life Dynamic Allocation Series – Growth
2021	4,163	15.73	14.58	64,736	0.88%	0.80%	1.60%	19.71%	18.68%
2020	4,799	12.28	13.14	62,414	1.16%	0.90%	1.75%	-3.86%	-3.03%
2019	6,010	12.77	13.55	80,870	1.37%	0.90%	1.75%	10.04%	10.99%
2018	5,800	11.61	12.21	70,454	1.18%	0.90%	1.75%	-5.34%	-4.52%
2017	4,072	12.28	12.79	51,869	0.89%	0.90%	1.65%	20.80%	21.72%
Protective Life Dynamic Allocation Series – Moderate
2021	41,543	11.88	13.02	524,872	0.78%	0.65%	1.60%	11.48%	10.36%
2020	24,453	10.65	12.61	290,751	1.00%	0.75%	1.75%	0.22%	1.24%
2019	16,122	10.52	12.47	200,085	1.47%	0.75%	1.75%	2.71%	9.59%
2018	14,357	10.84	11.38	162,928	1.30%	0.90%	1.75%	-4.09%	-3.26%
2017	9,550	11.32	11.76	112,089	0.94%	0.90%	1.65%	13.52%	14.39%
Royce Capital Fund Micro-Cap SC
2021	912	26.31	16.88	19,767	0.00%	0.60%	1.60%	28.62%	27.26%
2020	1,340	13.27	20.46	22,597	0.00%	0.70%	1.75%	21.40%	22.69%
2019	1,619	10.93	16.67	22,304	0.00%	0.70%	1.75%	17.15%	18.40%
2018	873	9.33	14.08	10,886	0.00%	0.70%	1.75%	-10.88%	-9.92%
2017	2,081	10.47	15.63	27,193	0.51%	0.70%	1.75%	3.19%	4.29%
Royce Capital Fund Small-Cap SC
2021	8,915	24.85	17.57	184,073	1.17%	0.50%	1.60%	27.68%	26.20%
2020	11,258	9.97	19.46	183,315	0.71%	0.60%	1.75%	-8.95%	-7.88%
2019	11,393	15.29	21.13	201,760	0.57%	0.60%	1.75%	16.37%	17.73%
2018	5,325	13.14	17.95	84,530	0.18%	0.60%	1.75%	-10.11%	-9.05%
2017	14,305	14.62	19.73	238,660	0.77%	0.60%	1.75%	3.27%	4.47%
Rydex Commodities Strategy
2021	2	4.80	4.80	10	0.00%	0.90%	0.90%	38.15%	38.15%
2020	3	3.47	3.47	9	0.69%	1.00%	1.00%	-23.50%	-23.50%
2019	2	4.54	4.54	10	1.57%	1.00%	1.00%	14.10%	14.10%
2018	2	3.98	3.98	9	3.60%	1.00%	1.00%	-15.98%	-15.98%
2017	2	4.74	4.74	10	0.00%	1.00%	1.00%	3.39%	3.39%
Rydex Inverse Government Long Bond
2021	2	4.45	4.45	8	0.00%	0.90%	0.90%	-0.04%	-0.04%
2020	1	4.45	4.45	6	0.25%	1.00%	1.00%	-21.88%	-21.88%
2019	1	5.70	5.70	7	0.00%	1.00%	1.00%	-14.16%	-14.16%
2018	1	6.64	6.64	7	0.00%	1.00%	1.00%	2.75%	2.75%
2017	1	6.46	6.46	7	0.00%	1.00%	1.00%	-9.79%	-9.79%
T. Rowe Price All-Cap Opportunities Portfolio
2021	12	10.08	10.08	100	0.00%	0.65%	0.65%	0.00%	0.00%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Blue Chip Growth Portfolio II
2021	235	11.82	11.72	2,730	0.00%	0.20%	1.20%	13.50%	12.56%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio II
2021	94	10.88	10.85	1,017	0.00%	0.90%	1.20%	11.42%	11.14%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

Templeton Developing Markets VIP CL 2
2021	223	$11.55	$12.07	$2,857	1.36%	0.20%	1.50%	-6.02%	-7.29%
2020	1,001	12.91	13.95	13,677	1.15%	0.75%	1.75%	15.14%	16.31%
2019	1,323	11.21	12.02	15,632	0.71%	0.90%	1.75%	24.48%	25.56%
2018	222	9.07	9.58	2,107	0.36%	0.90%	1.65%	-17.19%	16.56%
2017	1,585	10.89	11.50	17,958	1.12%	0.90%	1.75%	37.96%	39..15%
Templeton Foreign VIP CL 2
2021	5,308	14.00	10.51	71,083	2.01%	0.50%	1.60%	3.53%	2.34%
2020	6,991	10.27	17.93	90,070	2.52%	0.60%	1.75%	-2.89%	-1.75%
2019	7,284	10.57	18.29	95,813	1.57%	0.60%	1.75%	10.56%	11.85%
2018	6,466	9.56	16.38	77,382	2.83%	0.60%	1.75%	-16.93%	-15.95%
2017	8,543	11.51	19.53	120,513	2.59%	0.60%	1.75%	14.66%	16.00%
Templeton Global Bond VIP Fund CL 2
2021	22,014	15.78	8.64	245,408	0.00%	0.50%	1.60%	-5.56%	-6.65%
2020	20,656	9.26	16.70	245,678	7.98%	0.60%	1.75%	-6.94%	-5.85%
2019	22,523	9.95	17.74	284,602	7.02%	0.60%	1.75%	0.23%	1.40%
2018	24,745	9.93	18.50	309,133	0.00%	0.60%	1.75%	0.15%	1.32%
2017	26,736	9.91	17.27	332,340	0.00%	0.60%	1.75%	0.15%	1.32%
Templeton Growth VIP CL 2
2021	5,600	16.52	14.83	91,730	1.16%	0.50%	1.60%	4.24%	3.04%
2020	6,947	11.25	24.95	110,363	2.41%	0.60%	1.75%	3.95%	5.16%
2019	7,550	13.03	23.77	114,808	2.62%	0.60%	1.75%	13.14%	14.46%
2018	7,005	11.50	20.81	93,093	2.11%	0.60%	1.75%	-16.35%	-15.36%
2017	8,966	13.74	24.64	141,961	1.63%	0.60%	1.75%	16.44%	17.79%
VanEck Global Hard Asset
2021	7	37.24	32.98	250	0.42%	1.10%	1.65%	17.44%	16.78%
2020	9	28.24	31.71	258	0.83%	1.25%	1.80%	16.97%	17.63%
2019	7	24.14	26.96	183	0.00%	1.25%	1.80%	9.86%	10.47%
2018	6	21.98	24.40	140	0.00%	1.25%	1.80%	-29.57%	-29.18%
2017	8	31.21	34.45	246	0.00%	1.25%	1.80%	-3.46%	-2.92%
Vanguard VIF Balanced
2021	63	13.31	13.31	832	1.03%	0.20%	0.20%	18.15%	18.15%
2020	3	11.26	11.26	36	0.00%	0.30%	0.30%	5.49%	5.49%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Capital Growth
2021	15	14.53	14.53	219	0.81%	0.20%	0.20%	20.63%	20.63%
2020	2	12.05	12.05	26	0.00%	0.30%	0.30%	10.73%	10.73%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Conservative Allocation
2021	30	11.48	11.48	343	0.25%	0.20%	0.20%	4.19%	4.19%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Diversified Val
2021	5	16.25	16.25	80	0.78%	0.20%	0.20%	18.46%	18.46%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Equity Income
2021	44	14.80	14.80	645	0.06%	0.20%	0.20%	20.01%	20.01%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Equity Index
2021	60	15.25	15.25	945	0.32%	0.20%	0.20%	27.92%	27.92%
2020	1	11.92	11.92	(17)	0.00%	0.30%	0.30%	6.92%	6.92%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Global Bond Index
2021	15	9.87	9.87	148	0.96%	0.20%	0.20%	-2.23%	-2.23%
2020	1	10.10	10.10	12	0.00%	0.30%	0.30%	0.66%	0.66%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Growth
2021	55	14.03	14.03	742	0.01%	0.20%	0.20%	16.57%	16.57%
2020	6	12.04	12.04	93	0.00%	0.30%	0.30%	6.48%	6.48%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Corresponding to Lowest to Highest Expense Ratio***
		(Low)	(High)					(Low)	(High)

Vanguard VIF High Yield Bond
2021	13	$11.10	$11.10	$139	5.15%	0.20%	0.20%	3.18%	3.18%
2020	2	10.75	10.75	24	0.00%	0.30%	0.30%	3.60%	3.60%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF International
2021	42	12.89	12.89	547	0.06%	0.20%	0.20%	-2.27%	-2.27%
2020	-	13.19	13.19	5	0.00%	0.30%	0.30%	18.60%	18.60%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Mid-Cap Index
2021	52	15.45	15.45	804	0.47%	0.20%	0.20%	23.33%	23.33%
2020	-	12.53	12.53	6	0.00%	0.30%	0.30%	14.57%	14.57%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Moderate Allocation
2021	54	12.37	12.37	664	0.71%	0.20%	0.20%	9.50%	9.50%
2020	3	11.29	11.29	36	0.00%	0.30%	0.30%	7.06%	7.06%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Money Market
2021	33	9.97	9.97	325	0.01%	0.20%	0.20%	-0.29%	-0.29%
2020	-	10.00	10.00	2	0.00%	0.30%	0.30%	0.01%	0.01%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Real Estate Index
2021	19	15.46	15.46	287	0.35%	0.20%	0.20%	39.58%	39.58%
2020	-	11.07	11.07	3	0.00%	0.30%	0.30%	6.13%	6.13%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Short Term Invmt Grade
2021	142	10.08	10.08	1,430	0.19%	0.20%	0.20%	-0.82%	-0.82%
2020	1	10.16	10.16	11	0.00%	0.30%	0.30%	0.81%	0.81%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Total Bond Mkt Index
2021	115	9.85	9.85	1,136	1.16%	0.20%	0.20%	-2.10%	-2.10%
2020	27	10.06	10.06	270	0.00%	0.30%	0.30%	0.29%	0.29%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Total Intl Stk Mkt Idx
2021	42	12.98	12.98	546	0.57%	0.20%	0.20%	8.16%	8.16%
2020	-	12.00	12.00	4	0.00%	0.30%	0.30%	14.05%	14.05%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Vanguard VIF Total Stock Mkt Index
2021	77	15.26	15.26	1,179	0.74%	0.20%	0.20%	24.83%	24.83%
2020	20	12.22	12.22	242	0.00%	0.30%	0.30%	9.53%	9.53%
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Western Asset Core Plus VIT II
2021	227	10.09	10.06	2,287	2.05%	0.90%	1.20%	-0.29%	-0.54%
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

* These ratios represent the dividends, excluding distributions of capital gains (both long-term and short-term), received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk and admin charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated and are not annualized. They include changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses addressed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(7) Expenses

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range

Mortality and Expense Risk Charge

To compensate Protective Life for assuming mortality and expense risks, a daily mortality and expense risk is assessed through the reduction of unit values. The charge, which comprises Mortality and expense risk and administrative charges within the Statement of Operations, is assessed on an annual basis and calculated as a percent of the average daily net assets and varies depending on the product purchased and the death benefit option selected.

0.20% - 1.65%

Administrative Charge

An annual fee is assessed to reimburse Protective Life for expenses incurred in the administration of the contract and the Separate Account. The charge is assessed through the reduction of unit values and recorded as Contract maintenance fees within the Statement of Changes in Net Assets.

0.10% - 0.15%

Contract Maintenance Fee

This annual charge, which is recorded as Contract maintenance fees within the Statement of Changes in Net Assets, is assessed through the redemption of units and is waived when the account value or purchase payments less surrenders and associated surrender charges equals or exceeds $50,000 - $100,000, depending on the product.

$0 - $50

Surrender Charge (Contingent Deferred Sales Charge)

This charge is assessed as a percent of the amount surrendered and is imposed to reimburse Protective Life for some of the costs of distributing the contracts and recorded as Contract maintenance fees within the Statement of Changes in Net Assets. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.

0.00% - 8.50%
Transfer Fee Currently there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25

(7) Expenses, continued

Expense Type	Range

Deferred Sales Charge

This charge is assessed as a percentage of cumulative purchase payments and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The fees are deducted quarterly and assessed through redemption of units and recorded as Contract maintenance fees within the Statement of Changes in Net Assets.

0.00% - 0.70%

Optional Benefit Fee

Optional benefits may be elected by contract owners. These benefits include death benefits and living benefits. The fees for such benefits are deducted monthly and assessed through redemption of units. These fees are calculated on either a “Benefit Base” basis, an “Asset Base” basis, a “Floored Asset Base” basis or a “Net Amount at Risk” basis and recorded as Contract maintenance fees within the Statement of Changes in Nete Assets

0.10% - 2.20% on Benefit Base 0.15% - 0.45% on Asset Base 1.0% - 2.2% on Floored Asset Base $0.25 per $1000 - $18.94 per $1000 on Net Amount at Risk.

(8) Related Party Transactions

Contract owners’ net payments represent premiums received from contract owners less certain deductions made by Protective Life in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality risk and expense and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the Contract.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 2021.

(9) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2021, and through the date at which the financial statements were available to be issued. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareowner and Board of Directors
Protective Life Insurance Company:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Protective Life Insurance Company and subsidiaries (the Company) as of December 31, 2021 and 2020, the related consolidated statements of income, comprehensive income (loss), shareowner's equity, and cash flows for each of the years in the three-year period ended December 31, 2021, and the related notes and financial statement schedules III to V (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Change in Accounting Principle

As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for the recognition and measurement of credit losses as of January 1, 2020 due to the adoption of Accounting Standards Codification (ASC) Topic 326, Financial Instruments — Credit Losses.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Fair value measurement for embedded derivatives and amortization of deferred policy acquisition costs and value of business acquired for variable annuity and fixed indexed annuity contracts

As discussed in Notes 2, 5, 6 and 9 to the consolidated financial statements, the Company has established policies and procedures for determining the fair value of embedded derivatives for guaranteed living withdrawal benefit riders on variable annuity (VA) contracts and equity market contingent return features on fixed indexed annuity (FIA) contracts and for determining the amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA) for VA and FIA contracts. As of December 31, 2021, the recorded balance of the VA and FIA embedded derivatives was $475 million and $595 million, respectively, both of which are classified as Level 3 fair value measurements. The Company's unamortized DAC and VOBA balances are $2,083 million and $1,786 million, respectively, as of December 31, 2021, a portion of each which relates to VA and FIA contracts. The Company estimates the fair value of the VA embedded derivative through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The Company estimates the fair value of the FIA embedded derivative through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder behavior assumptions. DAC and VOBA associated with VA and FIA contracts are amortized over the lives of the contracts in relation to the present value of estimated gross profits (EGPs).

We identified the evaluation of the fair value measurement for embedded derivatives and amortization of DAC and VOBA for VA and FIA contracts as a critical audit matter. Policyholder behavior assumptions, specifically, benefit utilization (VA contracts) and lapse (VA and FIA contracts), used in the determination of fair value and EGPs, required complex auditor judgment due to the high degree of estimation uncertainty. Specialized skills were needed to evaluate the benefit utilization and lapse assumptions and the impact of those assumptions on the fair values of the VA and FIA embedded derivatives and amortization of DAC and VOBA for VA and FIA contracts.

The following are the primary procedures we performed to address this critical audit matter. We evaluated, with the involvement of actuarial professionals, when appropriate, the design and implementation of certain internal controls over the Company's assumption setting process. This included internal controls related to the determination of the benefit utilization and lapse assumptions. In addition, we involved actuarial professionals with specialized skills and knowledge, who assisted in:

•  evaluating the Company's methodology to produce a fair value estimate and amortization of DAC and VOBA compliant with U.S. generally accepted accounting principles

•  evaluating the methodology for DAC and VOBA amortization for consistency with generally accepted actuarial methodologies

•  comparing the benefit utilization and lapse assumptions used in developing the estimate to the Company's actual historical experience

•  evaluating the Company's decisions to change or not to change the benefit utilization and lapse assumptions based on management's historical experience and industry studies, where available

•  ensuring assumptions used by the expert in the valuation of the VA embedded derivative are consistent with those provided by the Company

•  developing an estimate of the fair value of the FIA embedded derivative for a select policy based on the assumptions used by the Company and comparing the estimate to the Company's estimate

•  recalculating the amortization of DAC and VOBA for selected VA and FIA policies based on the assumptions used by the Company and comparing the estimates to the Company's estimates, and

•  evaluating the individual components (including assumptions and market movements) identified in the rollforward of changes in VA and FIA embedded derivative fair values prepared by the Company, for reasonableness of direction and relative amounts.

Fair value measurement of the Retirement reporting unit used in the valuation of goodwill

As discussed in Notes 2 and 10 to the consolidated financial statements, the goodwill balance as of December 31, 2021 was $697 million, of which $430 million related to the Retail Life and Annuity reportable segment, a portion of which related to the Retirement reporting unit. The Company performs goodwill impairment testing on an annual basis and whenever events or changes in circumstances indicate that the carrying value of a reporting unit likely exceeds its fair value. This involves estimating the fair value of the reporting units using a discounted cash flow valuation approach. The goodwill allocated to the Retirement reporting unit was determined to be impaired and an impairment loss of $129 million was recorded.

We identified the evaluation of the fair value measurement of the Retirement reporting unit used in the valuation of goodwill as a critical audit matter. Specifically, the projected cash flows and discount rates applied to the projected cash flows used in the determination of the fair value of the reporting unit required the application of subjective auditor judgment and were challenging to test as they represented subjective determinations of future sales, profitability patterns, existing business runoff patterns, as well as market and economic conditions that were also sensitive to variation. Additionally, the audit effort associated with evaluating the projected cash flows and discount rates required specialized skills and knowledge.

The following are the primary procedures we performed to address this critical audit matter.

•  We evaluated the reasonableness of the Company's projected new business cash flows for the Retirement reporting unit, by (1) comparing the sales assumptions to the Company's historical sales to assess the Company's ability to accurately forecast, (2) comparing the sales assumptions to forecasted sales in the industry, and (3) involving an actuarial specialist to evaluate the current pricing assumptions and resulting profitability patterns produced by the actuarial projection system.

•  We evaluated the reasonableness of the Company's projected existing business cash flows for the Retirement reporting unit, by involving an actuarial specialist to (1) compare selected actuarial assumptions used in developing the estimate to the Company's actual historical experience and (2) evaluate the existing business runoff patterns for selected products by comparing the patterns to historical experience and expectations of run off patterns based on the nature of the products.

•  In addition, we involved a valuation professional with specialized skills and knowledge, who assisted in evaluating the discount rates used in the valuation, by comparing the inputs to the discount rates to publicly available data for comparable entities and assessing the resulting discount rates utilized by the Company.

/s/ KPMG LLP

We have served as the Company's auditor since 2019.

Birmingham, Alabama
March 18, 2022

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	For The Years Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Revenues
Gross premiums and policy fees	$4,222	$4,003	$4,056
Reinsurance ceded	(1,320)	(1,027)	(1,508)
Net premiums and policy fees	2,902	2,976	2,548
Net investment income	2,982	2,889	2,825
Net gains (losses) — investments and derivatives	150	(235)	(59)
Other income	379	538	417
Total revenues	6,413	6,168	5,731
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (2021 — $1,423; 2020 — $883; 2019 — $1,244)	4,924	4,901	4,256
Amortization of deferred policy acquisition costs and value of business acquired	309	208	176
Other operating expenses, net of reinsurance ceded: (2021 — $223; 2020 — $229; 2019 — $230)	680	782	775
Goodwill impairment	129	—	—
Total benefits and expenses	6,042	5,891	5,207
Income before income tax	371	277	524
Income tax expense (benefit)
Current	132	118	387
Deferred	(46)	(75)	(290)
Total income tax expense	86	43	97
Net income	$285	$234	$427

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	For The Years Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Net income	$285	$234	$427
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (2021 — $(294); 2020 — $544; 2019 — $756)	(1,105)	2,048	2,844
Reclassification adjustment for investment amounts included in net income, net of income tax: (2021 — $(11); 2020 — $17; 2019 — $(3))	(41)	63	(11)
Change in net unrealized gains (losses) for which a credit loss has been recognized in net income, net of income tax: (2021 — $—; 2020 — $6)	(1)	24	—
Change in net unrealized (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2019 — $(1))	—	—	(4)
Change in accumulated (loss) gain — derivatives, net of income tax: (2021 — $—; 2020 — $(1); 2019 — $(3))	—	(2)	(10)
Reclassification adjustment for derivative amounts included in net income, net of income tax: (2021 — $—; 2020 — $1; 2019 — $—)	1	2	2
Total other comprehensive income (loss)	(1,146)	2,135	2,821
Total comprehensive income (loss)	$(861)	$2,369	$3,248

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2021	2020
		(Recast)
	(Dollars In Millions)
Assets
Fixed maturities, at fair value (amortized cost: 2021 — $68,055; 2020 — $65,696; allowance for credit losses: 2021 — $1; 2020 — $23)	$73,048	$72,595
Equity securities, at fair value (cost: 2021 — $804; 2020 — $635)	828	667
Commercial mortgage loans, net of allowance for credit losses (2021 — $103; 2020 — $222)	10,863	10,006
Policy loans	1,527	1,593
Other long-term investments	3,646	3,251
Short-term investments	862	462
Total investments	90,774	88,574
Cash	390	656
Accrued investment income	704	707
Accounts and premiums receivable	121	127
Reinsurance receivables, net of allowance for credit losses (2021 — $92; 2020 — $94)	4,543	4,596
Deferred policy acquisition costs and value of business acquired	3,869	3,420
Goodwill	697	826
Other intangibles, net of accumulated amortization (2021 — $368; 2020 — $312)	491	540
Property and equipment, net of accumulated depreciation (2021 — $79; 2020 — $61)	203	204
Other assets	267	271
Assets related to separate accounts
Variable annuity	13,648	12,378
Variable universal life	1,982	1,286
Reinsurance assumed	13,883	13,325
Total assets	$131,572	$126,910
Liabilities
Future policy benefits and claims	$54,064	$54,107
Unearned premiums	845	782
Total policy liabilities and accruals	54,909	54,889
Stable value product account balances	8,526	6,056
Annuity account balances	15,846	15,478
Other policyholders' funds	1,820	1,865
Other liabilities	5,084	5,623
Deferred income taxes	1,428	1,779
Subordinated debt	110	110
Secured financing liabilities	1,572	496
Liabilities related to separate accounts
Variable annuity	13,648	12,378
Variable universal life	1,982	1,286
Reinsurance assumed	13,883	13,325
Total liabilities	118,808	113,285
Commitments and contingencies — Note 15
Shareowner's equity
Preferred Stock; $1 par value, shares authorized: 2; Liquidation preference: $2	—	—
Common Stock, $1 par value, shares authorized and issued: 2021 and 2020 — 5,000	5	5
Additional paid-in-capital	8,525	8,525
Retained earnings	1,832	1,547
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (2021 — $641; 2020 — $946)	2,412	3,558
Net unrealized losses on investments for which a credit loss has been recognized in earnings, net of income tax: (2021 — $(1); 2020 — $(1))	(3)	(2)
Accumulated loss — derivatives, net of income tax: (2021 — $(2); 2020 — $(2))	(7)	(8)
Total shareowner's equity	12,764	13,625
Total liabilities and shareowner's equity	$131,572	$126,910

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

	Preferred Stock	Common Stock	Additional Paid-In- Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity
	(Dollars In Millions)
Balance, December 31, 2018 (Recast)	$—	$5	$7,555	$1,074	$(1,408)	$7,226
Net income				427		427
Other comprehensive income					2,821	2,821
Comprehensive income						3,248
Cumulative effect adjustments				(50)		(50)
Capital contributions from parent			850			850
Balance, December 31, 2019 (Recast)	$—	$5	$8,405	$1,451	$1,413	$11,274
Net income				234		234
Other comprehensive income					2,135	2,135
Comprehensive income						2,369
Cumulative effect adjustments				(138)		(138)
Capital contributions from parent			120			120
Balance, December 31, 2020 (Recast)	$—	$5	$8,525	$1,547	$3,548	$13,625
Net income				285		285
Other comprehensive loss					(1,146)	(1,146)
Comprehensive loss						(861)
Balance, December 31, 2021	$—	$5	$8,525	$1,832	$2,402	$12,764

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Years Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Cash flows from operating activities
Net income	$285	$234	$427
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Net losses (gains) — investments and derivatives	(150)	235	59
Amortization of deferred acquisition costs and value of business acquired	309	208	176
Capitalization of deferred acquisition costs	(550)	(459)	(408)
Depreciation and amortization expense	77	79	74
Deferred income tax	(46)	(75)	(290)
Accrued income tax	(86)	35	7
Interest credited to universal life and investment products	1,520	1,593	1,343
Goodwill impairment	129	—	—
Trading securities purchases, sales, and maturities, net	10	(139)	97
Other, net	(33)	—	—
Change in:
Policy fees assessed on universal life and investment products	(1,834)	(1,798)	(1,729)
Reinsurance receivables	52	135	115
Accrued investment income and other receivables	(12)	34	(3)
Policy liabilities and other policyholders' funds of traditional life and health products	(487)	(1,076)	(544)
Amortization of premiums and accretion of discounts on investments and commercial mortgage loans	245	382	319
Other liabilities	39	648	347
Other, net	(22)	19	188
Net cash (used in) provided by operating activities	(554)	55	178
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	5,859	5,281	1,983
Sale of investments, available-for-sale	3,106	6,248	4,246
Cost of investments acquired, available-for-sale	(11,749)	(13,902)	(6,427)
Commercial mortgage loans:
New loan originations	(2,182)	(1,611)	(1,323)
Repayments	1,415	749	1,017
Change in investment real estate, net	—	—	(3)
Change in policy loans, net	66	82	65
Change in other long-term investments, net	(323)	132	(36)
Purchase of other long-term investments	(500)	—	—
Change in short-term investments, net	(393)	870	(611)
Net unsettled security transactions	86	141	(185)
Purchase of property, equipment, and intangibles	(29)	(29)	(33)
Payment for business acquisitions, net of cash acquired	—	—	(816)
Net cash used in investing activities	(4,644)	(2,039)	(2,123)
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	—	(330)	—
Secured financing liabilities	1,076	160	(160)
Capital contributions from PLC	—	120	850
Deposits to universal life and investments contracts	7,830	6,627	5,184
Withdrawals from universal life and investment contracts	(3,924)	(4,147)	(3,866)
Other financing activities, net	(50)	(3)	(1)
Net cash provided by financing activities	4,932	2,427	2,007
Change in cash	(266)	443	62
Cash at beginning of period	656	213	151
Cash at end of period	$390	$656	$213

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company. PLC is a wholly owned subsidiary of Dai-ichi Life Holdings, Inc., a kabushiki kaisha organized under the laws of Japan ("Dai-ichi Life"). The Company markets individual life insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies. PLC is a holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 21, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

During 2020, the Company identified $63 million of certain reclassifications needed to appropriately present amounts related to reinsured vehicle service contracts. Also during 2020, the Company identified $195 million of certain cash flows presented in its investing and financing activities that were determined to be non-cash items. The Company determined that the reclassifications were not material to the financial statements for any period. These amounts have been corrected in the consolidated balance sheets, statements of income, and statements of cash flows for the year ended December 31, 2020 and 2019.

Shades Creek Captive Insurance Company ("Shades Creek") was a direct wholly owned insurance subsidiary of PLC through December 31, 2020. On January 1, 2021, Shades Creek was merged with and into the Company, with the Company being the surviving entity. The Company accounted for the transaction pursuant to Accounting Standards Codification ("ASC") 805-50 "Transactions between Entities under Common Control". The transferred assets and liabilities of Shades Creek were recorded by the Company at their carrying value at the date of transfer. In accordance with ASC 805-50, all prior financial information has been recast to reflect this transaction as of the earliest period presented under common control, January 1, 2019.

The following table presents the changes as a result of the merger of the entity under common control to previously reported amounts in the audited consolidated statements of operations for the years ended December 31, 2020 and 2019 included in the Company's annual report on Form 10-K for the year ended December 31, 2020.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION — (Continued)

	As Reported	Common Control Entity	Total (Recast)
	(In Millions)
For The Year Ended December 31, 2020
Net income	$342	$(108)	$234
Total comprehensive income	$2,471	$(102)	$2,369
For The Year Ended December 31, 2019
Net income	$553	$(126)	$427
Total comprehensive income	$3,365	$(117)	$3,248

Beginning in the first quarter of 2020, the outbreak of COVID-19 created significant economic and social disruption and impacted various operational and financial aspects of the Company's business. Certain impacts from COVID-19 continued into 2021, including increased claims in both the life insurance and annuity blocks. In addition, the Asset Protection segment had a reduction in sales in the second half of 2021 due to supply chain issues. The pandemic may continue to impact the Company's earnings based on, amongst other factors, the volume and severity of claims related to COVID-19 and the financial disruption caused by the pandemic, which could impact the Company's investment portfolio.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization periods, goodwill recoverability, value of business acquired ("VOBA"), certain investments and certain derivatives fair values, the allowance for credit losses, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Further, certain estimates and assumptions include the direct and indirect impact of the COVID-19 pandemic on the Company's business, financial condition and results of operations. The economic impact of the pandemic on the Company's business depends on its severity and duration, which in turn depend on highly uncertain factors such as the nature and extent of containment efforts and the timing and efficacy of vaccines. The high level of uncertainty regarding this economic impact means that

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

management's estimates and assumptions, specifically those related to investments and certain derivatives fair values, the allowance for credit losses, and future policy benefits are subject to change — perhaps substantial change — as the situation develops and new information becomes available.

Significant Accounting Policies

Income Statement

Net Investment Income

Investment income is recognized when earned, net of applicable management or other fees. Investment income on fixed maturity securities includes coupon interest, amortization of any premium and accretion of any discount. Investment income on equity securities includes dividend income and preferred coupons interest.

Investment income on commercial mortgage-backed securities ("CMBS"), residential mortgage-backed securities ("RMBS"), and other asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method used primarily for mortgage-backed and asset-backed securities of high credit quality which cannot be contractually prepaid in such a manner that we would not recover a substantial portion of the initial investment, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

Net gains (losses) — investments and derivatives

Net gains (losses) — investments and derivatives includes realized gains and losses from the sale of investments, which are calculated on the basis of specific identification on the trade date. It also includes gains and losses associated with the fair value changes of equity securities and net credit losses. In addition, it includes the gains and losses on free-standing and embedded derivatives.

Other Income

Other income consists primarily of advisory and administration service fees assessed on investment contract holder account values, marketing and distribution fees, rider charges associated with guaranteed benefits, distribution company revenues and other fees. In addition, any gains related to final settlements related to its acquisitions are included in other income.

Balance Sheet

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

at fair value with changes in fair value recorded in net gains (losses) — investments and derivatives. Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income. As of December 31, 2020, the Company no longer held any held-to-maturity securities.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm's length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level on a first in first out basis. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Allowance for Credit Losses — Fixed Maturity and Structured Investments

Each quarter the Company reviews investments with unrealized losses to determine whether such impairments are the result of credit losses. The Company analyzes various factors to make such determination including, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) an economic analysis of the issuer's

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

industry, and 6) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter to evaluate whether a credit loss has occurred.

For securities which the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost basis, analysis of expected cash flows is used to measure the amount of the credit loss. To the extent the amortized cost basis of the security exceeds the present value of future cash flows expected to be collected, this difference represents a credit loss. Credit losses are recorded in net gains (losses) — investments and derivatives with a corresponding adjustment to the allowance for credit losses, except that the credit loss recognized cannot exceed the difference between the book value and fair value of the security as of the date of the analysis. In future periods, recoveries in the present value of expected cash flows are recorded as a reversal of the previously recognized allowance for credit losses with an offsetting adjustment to net gains (losses) — investments and derivatives. The Company considers contractual cash flows and all known market data related to cash flows when developing its estimates of expected cash flows. The Company uses the effective interest rate implicit in the security at the date of acquisition to discount expected cash flows. For floating rate securities, the Company's policy is to lock in the interest rate at the first instance of an impairment. Estimates of expected cash flows are not probability-weighted but reflect the Company's best estimate based on past events, current conditions, and reasonable and supportable forecasts of future events. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in net gains (losses) — investments and derivatives.

The Company presents accrued interest receivable separately from other components of the amortized cost basis of its fixed maturity and structured investments and has made an accounting policy election not to measure an allowance for credit losses for accrued interest receivable. The Company's policy is to write off uncollectible accrued interest receivables through a reversal of interest income in the period in which a credit loss is identified.

Prior to January 1, 2020, the Company calculated a valuation allowance based on the analysis of specific loans that were believed to have a higher risk of credit impairment consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Due to the Company's loss experience and nature of the loan portfolio, the Company believed that a collectively evaluated allowance would be inappropriate. Since the Company used the specific identification method for calculating the allowance, it was necessary to review the economic situation of each borrower to determine those that had higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assessed the risk of each loan. When issues were identified, the severity of the issues was assessed and reviewed for possible credit impairment. If a loss was deemed probable, an expected loss calculation was performed and an allowance was established for that loan based on the expected loss. The expected loss was calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the current estimated fair value of the loan's underlying collateral. A loan could be subsequently charged off at such point that the Company no longer expected to receive cash payments, the present value of future expected payments of the renegotiated loan was less than the current principal balance, or at such time that the Company was party to foreclosure or bankruptcy proceedings associated with the borrower and did not expect to recover the principal balance of the loan.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Corporate-Owned Life Insurance

The Company has purchased corporate-owned life insurance ("COLI") on the lives of certain employees. COLI is carried at the cash surrender value of the policies, which is based upon the underlying fair value of the portfolio of assets. Changes in the cash surrender value are reported currently in earnings. COLI is included in other long-term investments on the Company's balance sheet and the cash surrender value was $710 million and $179 million as of December 31, 2021 and 2020, respectively.

Derivative Financial Instruments

The Company records its derivative financial instruments at fair value in the consolidated balance sheet in other long-term investments and other liabilities. The Company designates derivatives as either a cash flow hedge which hedges the variability of cash flows specific to a recognized asset or liability or forecasted transaction; a fair value hedge, which hedges the fair value of a recognized asset or liability or unrecognized firm commitment; or a derivative that does not qualify for hedge accounting. The Company assesses the effectiveness of a hedge at its inception and subsequently on a quarterly basis. For cash flow hedges, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is reported as a component of other comprehensive income (loss) and reclassified into earnings in the same period during which the hedged item impacts earnings. For fair value hedges, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in net gains (losses) — investments and derivatives. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in net gains (losses) — investments and derivatives. For additional information, refer to Note 6, Derivative Financial Instruments.

Commercial Mortgage Loans

The Company's commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of the allowance for credit losses ("ACL"). Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

Allowance for Credit Losses — Commercial Mortgage Loans and Unfunded Commitments

Effective January 1, 2020, the ACL represents the Company's best estimate of expected credit losses over the contractual term of the loans. The allowance for credit losses for unfunded loan commitments is recognized as a component of other liabilities on the consolidated condensed balance sheet. Changes in the allowance for credit losses for both funded and unfunded commercial mortgage loans are recognized in net gains (losses) — investments and derivatives. Prior to January 1, 2020, the Company calculated a valuation allowance based on the analysis of specific loans that were believed to have a higher risk of credit impairment consistent with the applicable guidance for loan impairments in ASC Subtopic 310.

The Company uses a loan-level probability of default ("PD") and loss given default ("LGD") model to calculate the allowance for credit losses for substantially all of its commercial mortgage loans and unfunded loan commitments. Guidance in FASB ASC Topic 326-20 — Credit Losses requires collective assessment of financial assets with similar risk characteristics. Consistent with this guidance, the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

model used by the Company (the "CML Model") incorporates historical default data for a large number of loans with similar characteristics to the Company's commercial mortgage loans in the measurement of the allowance for credit losses. Relevant risk characteristics include debt service coverage ratio ("DSCR"), loan-to-value ratio ("LTV"), geographic location, and property type. This historical default data is applied through the CML Model to forecast loan-level risk parameters including PD and LGD which provide the basis for the determination of expected losses.

The CML Model incorporates both current conditions and reasonable and supportable forecasts when estimating the PD and LGD values that are used as the basis for calculating expected losses. Current conditions are incorporated by considering market-specific information, such as vacancy rates and property prices, to reflect the current position in the market cycle. To incorporate reasonable and supportable forecasts, loan-level risk parameters produced by the CML Model are conditioned by multiple probability-weighted macroeconomic forecast scenarios. CML Model results are also subject to adjustments based on other qualitative considerations to reflect management's best estimate of the impact of future events and circumstances on the ACL.

PDs and LGDs are forecasted over a reasonable and supportable forecast period, which is reassessed on a quarterly basis. After the reasonable and supportable forecast period, the CML Model reverts to the Company's own historical loss history at a portfolio segment level. The historical loss data used for reversion will be assessed annually in the third quarter, along with certain other model inputs and assumptions.

All or a portion of a loan may be written off at such point that a) the Company no longer expects to receive cash payments, b) the present value of future expected payments of a renegotiated loan is less than the current principal balance, or c) at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan. A write-off is recorded by eliminating the allowance against the commercial mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property.

Certain loans which meet the definition of collateral dependent are identified as part of the Company's ongoing loan surveillance process. Loans are considered to be collateral dependent if foreclosure is deemed probable, or if a borrower is in financial difficulty and repayment is expected to be provided substantially through the operation or sale of the underlying collateral. The ACL for loans identified as collateral dependent is measured based on the fair value of the underlying collateral, less costs to sell.

The Company presents accrued interest receivable separately from other components of the amortized cost basis of its commercial mortgage loans and has made an accounting policy election not to measure an allowance for credit losses for accrued interest receivable. It is the Company's policy to cease to carry accrued interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. In each scenario, accrued income is reversed through investment income. Refer to Note 8, Commercial Mortgage Loans, for additional information.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Short-term Investments

Short-term investments primarily consist of highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. These securities and investments are generally carried at fair value or amortized cost that approximates fair value.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank at certain reporting dates. Such negative balances are included in other liabilities and were $178 million and $185 million as of December 31, 2021 and 2020, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Deferred Policy Acquisition Costs ("DAC")

The incremental direct costs associated with successfully acquired insurance policies are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting and certain other costs that are directly related to the successful acquisition of traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC is subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.00% to 7.86%) the Company expects to experience in future periods when determining the present value of estimated gross profits ("EGPs"). These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, DAC is also impacted by unrealized investment gains (losses) which would have been recognized if such gains and losses had been realized. The Company includes the impact of these credits or charges, net of tax, in accumulated other comprehensive income ("AOCI").

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Value of Businesses Acquired ("VOBA")

In conjunction with the Merger and the acquisition of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flows and earnings of associated insurance policies and investment contracts. This intangible asset, called VOBA, is based on the actuarially estimated present value of future cash flows from associated insurance policies and investment contracts acquired. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company believes to be those of a market participant. The Company amortizes VOBA in proportion to gross premiums for traditional life products, or estimated gross margins ("EGMs") for participating traditional life products within the MONY Life Insurance Company ("MONY") block. For interest sensitive products, the Company uses various amortization bases including EGPs, revenues, account values, or insurance in-force. VOBA is subject to annual recoverability testing.

Included within the deferred policy acquisition costs and value of business acquired line of the Company's consolidated balance sheets are amounts related to certain contracts or blocks of business that have negative VOBA. These amounts are presented on a net basis with positive VOBA amounts within this line on the Company's consolidated balance sheets. Negative VOBA is amortized over the life of the related policies based on the amount of insurance in-force (for life insurance) or account values (for annuities). Such amortization is recorded in the amortization of deferred policy acquisition costs and value of business acquired line of the Company's consolidated statements of income on a net basis with any positive VOBA amortization.

Other Intangible Assets

Other intangible assets with definite lives are amortized over the estimated useful life of the asset and reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Amortizable intangible assets primarily consist of distribution relationships, trade names, technology, and software. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized, but are reviewed for impairment on an annual basis or whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Software is generally amortized over a three — five year useful life.

Other intangible assets recognized by the Company included the following:

	As of December 31,		Estimated
	2021	2020	Useful Life
	(Dollars In Millions)		(In Years)
Distribution relationships	$314	$340	14-22
Trade names	58	65	13-17
Technology	56	71	7-14
Other	31	32
Total intangible assets subject to amortization	459	508
Insurance licenses	32	32	Indefinite
Total other intangible assets	$491	$540

Other identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Millions)
2022	$54
2023	51
2024	48
2025	43
2026	43

Property and Equipment

The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's home office is depreciated over twenty-five years, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and computers are depreciated over a four year useful life. Land is not depreciated. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income. Leases are recorded on the balance sheet as right-of-use assets and liabilities within property and equipment and other liabilities, respectively.

Property and equipment consisted of the following:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Home office building	$160	$159
Data processing equipment	39	36
Capital leases	36	25
Other, principally furniture and equipment	22	20
Total property and equipment subject to depreciation	257	240
Accumulated depreciation	(79)	(61)
Land	25	25
Total property and equipment	$203	$204

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income. Fees are generally based on the daily net assets of the policyholder's account value and recognized as revenue when assessed. Assets and liabilities

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

related to separate accounts include balances related to separate accounts assumed through reinsurance. These balances relate to variable annuity and variable life policies that we have reinsured on a modified coinsurance basis.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to qualified institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan.

The Company records its stable value contract liabilities in the consolidated balance sheets in stable value product account balances at the deposit amount plus accrued interest, adjusted for any unamortized premium or discount. Interest on the contracts is accrued based upon contract terms. Any premium or discount is amortized using the effective yield method.

The segment's products complement the Company's overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2021 and 2020, the Company had $6,573 million and $4,032 million, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to twelve years.

As of December 31, 2021, future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2022	$2,559
2023-2024	3,551
2025-2026	1,347
Thereafter	1,069

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Guaranteed Living Withdrawal Benefits

The Company also establishes reserves for guaranteed living withdrawal benefits ("GLWB") on its variable annuity ("VA") products. The GLWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the embedded derivative to be recorded at fair value using current interest rates and implied volatilities for the equity indices. The fair value of the GLWB is impacted by equity market conditions and can result in the GLWB embedded derivative being in an overall net asset or net liability position. In times of favorable equity market conditions the likelihood and severity of claims is reduced and expected fee income increases. Since claims are generally expected later than fees, these favorable equity market conditions can result in the present value of fees being greater than the present value of claims, which results in a net GLWB embedded derivative asset. In times of unfavorable equity market conditions the likelihood and severity of claims is increased and expected fee income decreases and can result in the present value of claims exceeding the present value of fees resulting in a net GLWB embedded derivative liability. The methods used to estimate the embedded derivative employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the Ruark 2015 ALB table adjusted for company experience. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. As of December 31, 2021 and 2020, our net GLWB liability held was $475 million and $822 million, respectively.

Goodwill

The balance recognized as goodwill is not amortized, but is reviewed for impairment on an annual basis, or more frequently as events or circumstances may warrant, including those circumstances which would more likely than not reduce the fair value of the Company's reporting units below its carrying amount. Accounting for goodwill requires an estimate of the future profitability of the associated lines of business within the Company's reporting units to assess the recoverability of the capitalized goodwill. The Company's material goodwill balances are attributable to certain of its reportable segments. Each of the Company's reportable segments are considered separate reporting units, with the exception of the Retail Life and Annuity segment. This reportable segment contains the Protection and Retirement divisions which are considered separate reporting units. The Company evaluates the carrying value of goodwill at the reporting units level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that a reporting unit's goodwill balances is impaired as of the testing date. If the qualitative analysis does not indicate that an impairment of a reporting unit's goodwill is more likely than not then no other specific quantitative impairment testing is required.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

If it is determined that it is more likely than not that impairment exists, the Company performs a quantitative assessment and compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting unit in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions. See Note 10, Goodwill for additional information on the Company's annual impairment review.

Income Taxes

The Company's income tax returns are included in PLC's consolidated U.S. income tax return.

The Company uses the asset and liability method of accounting for income taxes. Generally, most items in pretax book income are also included in taxable income in the same year. However, some items are recognized for book purposes and for tax purposes in different years or are never recognized for either book or tax purposes. Those differences that will never be recognized for either book or tax purposes are permanent differences (e.g., investment income not subject to tax). As a result, the effective tax rate reflected in the financial statements may differ from the statutory rate reflected in the tax return. Those differences that are reported in different years for book and tax purposes are temporary and will reverse over time (e.g., the valuation of future policy benefits). These temporary differences are accounted for in the intervening periods as deferred tax assets and liabilities. Deferred tax assets generally represent revenue that is taxable before it is recognized in financial income and expenses that are deductible after they are recognized in financial income. Deferred tax liabilities generally represent revenues that are taxable after they are recognized in financial income or expenses or losses that are deductible before they are recognized in financial income. Components of AOCI are presented net of tax, and it is the Company's policy to use the aggregate portfolio approach to clear the disproportionate tax effects that remain in AOCI as a result of tax rate changes and certain other events. Under the aggregate portfolio approach, disproportionate tax effects are cleared only when the portfolio of investments that gave rise to the deferred tax item is sold or otherwise disposed of in its entirety.

The Company evaluates the recoverability of the Company's deferred tax assets and establishes a valuation allowance, if necessary, to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step for the tax positions that meet the more likely than not criteria is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations expires. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards, the statute of limitations does not close until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. Refer to Note 18, Income Taxes, for additional information regarding income taxes.

Policyholder Liabilities, Revenues, and Benefits Expense

Future Policy Benefits and Claims

Liabilities for life and annuity benefit reserves consist of liabilities for traditional life insurance, cash values associated with universal life insurance, immediate annuity benefit reserves, and other benefits associated with life and annuity benefits. The unpaid life claim liabilities consist of current pending claims as well as an estimate of incurred but not reported life insurance claims.

Other policy benefit reserves consist of certain health insurance policies that are in runoff. The unpaid claim liabilities associated with other policy benefits includes current pending claims, the present value of estimated future claim payments for policies currently receiving benefits and an estimate of claims incurred but not yet reported.

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

policies, limited payment life insurance policies, and certain annuities with life contingencies. In accordance with ASC 805, the liabilities for future policy benefits on traditional life insurance products, when combined with the associated VOBA, were recorded at fair value on the date of the Merger. These values, subsequent to the Merger, are computed using assumptions that include interest rates, mortality, lapse rates, expense estimates, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2021, range from approximately 2.50% to 5.50%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.05% to 9.81% in 2021.

The Company establishes liabilities for fixed indexed annuity ("FIA") products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under FASB ASC Topic 815 — Derivatives and Hedging which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued through 2009. These products are no longer being marketed. The future changes in the fair value of the liability for these FIA products are recorded in Benefit and settlement expenses with the liability being recorded in Annuity account balances. For more information regarding the determination of fair

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

value of annuity account balances please refer to Note 5, Fair Value of Financial Instruments. Premiums and policy fees for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

The Company currently markets a deferred fixed annuity with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in net gains (losses) — investments and derivatives. For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 5, Fair Value of Financial Instruments. The host contract is accounted for as a universal life ("UL") type insurance contract in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Annuity account balances with any discount to the minimum account value being accreted using the effective yield method.

The Company markets universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company has not elected to value these indexed universal life ("IUL") products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in net gains (losses) — investments and derivatives. For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 5, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Future policy benefits and claims with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accrued interest and benefit claims incurred during the period.

The Company's accounting policies with respect to variable universal life ("VUL") and VA are identical to those noted above for universal life and investment products except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the Ruark 2015 ALB table adjusted for company experience. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. A portion of the Company's GMDB is subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. As of December 31, 2021 and 2020, the GMDB reserve was $38 million and $43 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Annuity Account Balances and Other Policyholders' Funds

Annuity account balances consists of the fixed account value of deferred annuities and the host contract value of indexed annuities. Other policyholders' funds consists of immediate benefit accounts and supplementary contracts without life contingencies.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection ("GAP"). Premiums and fees associated with service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Commissions and fee income associated with other products are recognized as earned when the related services are provided to the customer. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Such reserves are computed by pro rata methods or methods related to anticipated claims. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services — Insurance Topic. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — Ceded premiums of the Company's traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services — Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company's fixed universal life ("UL"), VUL, bank-owned life insurance ("BOLI"), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements. Premiums and policy fees as well as Benefits and settlement expenses include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services — Insurance Topic.

Reinsurance Allowances — Long-Duration Contracts — Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company determines its "cost of reinsurance" to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC 944, Financial Services — Insurance Topic, "The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized." The Company's policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are recognized. For the Company's long-duration contracts, it is the Company's practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company's practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as Reinsurance receivables on the balance sheet.

Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Reinsurance assets and liabilities related to agreements with funds withheld at interest where no net risk is retained by the Company are presented on a net basis. Reinsurance receivables were presented net of approximately $2.3 billion in reinsurance liabilities as of December 31, 2021 and 2020, respectively.

Allowance for Credit Losses — Reinsurance Receivables

The Company establishes an allowance for current expected credit losses related to amounts receivable from reinsurers (the "Reinsurance ACL"). Changes in the Reinsurance ACL are recognized as a component of benefits and settlement expenses. The Reinsurance ACL is remeasured on a quarterly basis using an internally developed probability of default ("PD") and loss given default ("LGD") model. Key inputs to the calculation are a conditional probability of insurer liquidation by issuer credit rating and exposure at default derived from a runoff projection of ceded reserves by reinsurer to forecast future loss amounts. Management's position is that the rate of return implicit in the financial asset (i.e. the ceded reserves) is associated with the discount rate used to value the underlying insurance reserves; that is, the rate of return on the asset portfolio(s) supporting the reserves. For reinsurance receivable exposures that do not share similar risk characteristics with other receivables, including those associated with counterparties that have experienced significant credit deterioration, the Company measures the allowance for credit losses individually, based on facts and circumstances associated with the specific reinsurer or transaction.

As of December 31, 2021 and 2020, the Reinsurance ACL was $92 million and $94 million, respectively. There were no write-offs or recoveries during the year ended December 31, 2021 and 2020.

The Company had total reinsurance receivables of $4.5 billion as of December 31, 2021, which includes both ceded policy benefit reserves and receivables for claims. Receivables for claims represented approximately 11% of total reinsurance receivables as of December 31, 2021. Receivables for claims are short-term in nature, and generally carry minimal credit risk. Of reserves ceded as of December 31, 2021, approximately 84% were receivables from reinsurers rated by A.M. Best Company. Of the total rated by A.M. Best, 54% were rated A+ or better, 16% were rated A, and 30% were rated A- or lower. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers, on an ongoing basis. Certain of the Company's reinsurance receivables are supported by letters of credit, funds held or trust agreements.

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Amortization of deferred acquisition cost and value of business acquired reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

ASU No. 2019-12 — Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. The amendments in this Update remove certain exceptions to the general principles in Topic 740 related to intraperiod tax allocations, interim tax calculations, and outside basis differences. The amendments also clarify and amend guidance in certain other areas of Topic 740 in order to eliminate diversity in practice. The amendments in this Update became effective for public business entities in fiscal years beginning after December 15, 2020, and interim periods within those fiscal years. This Update did not have a material impact on the Company's operations and financial results.

Accounting Pronouncements Not Yet Adopted

ASU No. 2018-12 — Financial Services — Insurance (Topic 944): Targeted Improvements to Accounting for Long-Duration Contracts. The amendments in this Update are designed to make improvements to the existing recognition, measurement, presentation, and disclosure requirements for certain long-duration contracts issued by an insurance company. The new amendments require insurance entities to provide a more current measure of the liability for future policy benefits for traditional and limited-payment contracts by regularly refining the liability for actual past experience and updated future assumptions. This differs from current requirements where assumptions are locked-in at contract issuance for these contract types. In addition, the updated liability will be discounted using an upper-medium grade (low-credit-risk) fixed income instrument yield that reflects the characteristics of the liability which differs from currently used rates based on the invested assets supporting the liability. In addition, the amendments introduce new requirements to assess market-based insurance contract options and guarantees for Market Risk Benefits and measure them at fair value. This Update also requires insurance entities to amortize deferred acquisition costs on a constant-level basis over the expected life of the contract. Finally, this Update requires new disclosures including liability rollforwards and information about significant inputs, judgments, assumptions, and methods used in the measurement. In November 2020, FASB issued ASU No. 2020-11 — Financial Services — Insurance (Topic 944); Effective Date and Early Application which deferred the effective date until the year ending December 31, 2025. The Company is currently reviewing its policies, processes, and applicable systems to determine the impact this standard will have on its operations and financial results.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT TRANSACTIONS

Captive Merger

On October 1, 2020, as part of a corporate initiative to consolidate and simplify PLC's reserve financing structures and reduce related financial and operational costs, Golden Gate II Captive Insurance Company ("Golden Gate II"), Golden Gate III Vermont Captive Insurance Company ("Golden Gate III"), Golden Gate IV Vermont Captive Insurance Company ("Golden Gate IV"), and Golden Gate V Vermont Captive Insurance Company ("Golden Gate V"), all of which are wholly owned captive insurance company subsidiaries of the Company (collectively the "Captives") merged with and into (the "Captive Merger") Golden Gate Captive Insurance Company ("Golden Gate"), a Vermont special purpose financial insurance company and a wholly owned subsidiary of the Company.

In conjunction with the Captive Merger, Golden Gate and Steel City, LLC ("Steel City"), a wholly owned subsidiary of PLC, terminated the financing facility into which Golden Gate and Steel City had entered in 2016. This termination included redeeming the fixed maturity securities issued by Steel City to Golden Gate and the non-recourse funding obligation issued by Golden Gate to Steel City. This non cash transaction resulted in a reduction to the carrying value of fixed maturities, at amortized cost on the balance sheet as well as a reduction to the carrying value of non-recourse funding obligations on the balance sheet of $1,858 million. These redemptions did not have an impact on income before taxes. Refer to Note 4, Investment Operations and Note 14, Debt and Other Obligations, for additional detail around the impacted balances.

In conjunction with the Captive Merger, Golden Gate II redeemed the full outstanding principal amount of floating rate non-recourse funding obligations due July 15, 2052. These non-recourse funding obligations were previously marked to fair value in conjunction with the Merger. The redemption required the acceleration of the accretion of the discount associated with the non-recourse funding obligation. The impact of this non-cash acceleration was a $54 million reduction to income before taxes for the year ended December 31, 2020. Additionally, this redemption required a $330 million cash payment, of which $21 million was held by external parties and $309 million was held by nonconsolidated affiliates, to third parties in order to settle the outstanding principal associated with the non-recourse funding obligation. Refer to Note 14, Debt and Other Obligations, for additional detail around the impacted balances.

Also in conjunction with the Captive Merger, Golden Gate V and Red Mountain, LLC ("Red Mountain"), a wholly owned subsidiary of the Company, terminated the financing facility into which Golden Gate V and Red Mountain had entered into in 2012. This termination included redeeming the $822 million of fixed maturity securities issued by Red Mountain to Golden Gate V and the $806 million of non-recourse funding obligation issued by Golden Gate V to Red Mountain. As a result of these redemptions, the amortization of premiums recorded against the fixed maturities and non-recourse funding obligations which were previously marked to fair value in conjunction with the Merger was accelerated. The net impact of this non-cash acceleration of amortization was a $16 million reduction to income before taxes for the year ended December 31, 2020. This net impact was comprised of a reduction to net investment income of $72 million and a reduction to other operating expenses of $56 million. Refer to Note 4, Investment Operations and Note 14, Debt and Other Obligations, for additional detail around the impacted balances.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT TRANSACTIONS — (Continued)

Also in conjunction with the Captive Merger, the interest support and YRT premium support agreements that were entered into with PLC by certain of the Company's affiliates were terminated. As discussed in Note 5, Fair Value of Financial Instruments, these agreements met the definition of a derivative financial instrument and were accounted for at fair value in the consolidated financial statements. PLC settled its obligation under these agreements during the fourth quarter of 2020 and made a payment of $135 million to Golden Gate.

On October 1, 2020, immediately following the Captive Merger, Golden Gate entered into a transaction with a term of 20 years, that may be extended to up to 25 years, to finance up to a maximum term of $5 billion of "XXX" and "AXXX" reserves related to the term life insurance business and universal life insurance with secondary guarantee business that is reinsured to Golden Gate by the Company and West Coast Life Insurance Company ("WCL"), an indirect wholly owned subsidiary, pursuant to an Excess of Loss Reinsurance Agreement (the "XOL Agreement") with Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and RGA Reinsurance Company (Barbados) Ltd. (collectively, the "Retrocessionaires"). Pursuant to the XOL Agreement, in exchange for periodic fees, the Retrocessionaires assume, on an excess of loss basis, the obligation to pay (the "XOL Payments") each quarter the lessor of a) the greater of (i) statutory reserves in excess of economic reserves and (ii) the financed amount and b) if total claims for such quarter exceed the available assets (as set forth in the XOL Agreement) of Golden Gate, the amount of such excess. The transaction is "non-recourse" to PLC, WCL, and the Company, meaning that none of these companies are liable to reimburse the Retrocessionaires for any XOL payments required to be made. As of December 31, 2020, the XOL Asset backing the difference in statutory and economic reserve liabilities was $4.58 billion.

Great-West Life & Annuity Insurance Company

On January 23, 2019, the Company entered into a Master Transaction Agreement (the "GWL&A Master Transaction Agreement") with Great-West Life & Annuity Insurance Company ("GWL&A"), Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"), The Canada Life Assurance Company ("CLAC") and The Great-West Life Assurance Company ("GWL" and, together with GWL&A, GWL&A of NY and CLAC, the "Sellers"), pursuant to which the Company will acquire via reinsurance (the "Transaction") substantially all of the Sellers' individual life insurance and annuity business (the "GW Individual Life Business").

On June 3, 2019, the Company and PLAIC completed the Transaction (the "GWL&A Closing"). Pursuant to the GWL&A Master Transaction Agreement, the Company and PLAIC entered into reinsurance agreements (the "GWL&A Reinsurance Agreements") and related ancillary documents at the GWL&A Closing. On the terms and subject to the conditions of the GWL&A Reinsurance Agreements, the Sellers ceded to the Company and PLAIC, effective as of the date of the GWL&A Closing, substantially all of the insurance policies related to the Individual Life Business on a 100% indemnity basis net of reinsurance recoveries. The aggregate ceding commission for the reinsurance of the Individual Life Business paid at the GWL&A Closing was $766 million. All policies issued in states other than New York were ceded to the Company under reinsurance agreements between the applicable Seller and the Company, and all policies issued in New York were ceded to PLAIC under a reinsurance agreement between GWL&A of NY and PLAIC. On October 30, 2020, the Company reached a final settlement on all of the remaining pending items from the closing balance sheet. As the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT TRANSACTIONS — (Continued)

one year purchase price measurement period had concluded, the Company recognized $94 million in other income during the quarter ended December 31, 2020 related to the final settlement. Of the $94 million, $24 million was a cash settlement and $70 million resulted from reserve adjustments. To support its obligations under the GWL&A Reinsurance Agreements, the Company established trust accounts for the benefit of GWL&A, CLAC and GWL, and PLAIC established a trust account for the benefit of GWL&A of NY. The Sellers retained a block of participating policies, which are administered by the Company.

The GWL&A Master Transaction Agreement and other transaction documents contain certain customary representations and warranties made by each of the parties, and certain customary covenants regarding the Sellers and the Individual Life Business, and provide for indemnification, among other things, for breaches of those representations, warranties, and covenants. The terms of the GWL&A Reinsurance Agreements resulted in an acquisition of the Individual Life Business by PLC in accordance with ASC Topic 805, Business Combinations.

The following table details the final allocation of assets acquired and liabilities assumed from the Individual Life Business reinsurance transaction as of the date of the GWL&A Closing.

Fair Value As of June 1, 2019
(Dollars In Millions)
Assets
Fixed maturities	$8,698
Commercial mortgage loans	1,386
Policy loans	44
Other long-term investments	1,522
Total investments	11,650
Cash	35
Accrued investment income	101
Reinsurance receivables	—
Accounts and premiums receivable	2
Value of business acquired	535
Other intangibles	21
Other assets	6
Assets related to separate accounts	9,583
Total assets	$21,933
Liabilities
Future policy benefits and claims	$11,022
Annuity account balances	220
Other policyholders' funds	220
Other liabilities	75
Liabilities related to separate accounts	9,583
Total liabilities	21,120
Net assets acquired	$813

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT TRANSACTIONS — (Continued)

Assets related to separate accounts and liabilities related to separate accounts represent amounts receivable and payable for variable annuity and variable universal life products reinsured on a modified co-insurance basis.

The following unaudited pro forma condensed consolidated results of operations assumes that the aforementioned transactions of the Individual Life Business were completed as of January 1, 2018. The unaudited pro forma condensed results of operations are presented solely for informational purposes and are not necessarily indicative of the consolidated condensed results of operations that might have been achieved had the transaction been completed as of the date indicated:

	Unaudited For The Year Ended December 31,
	(Recast)
	2019	2018
	(Dollars In Millions)
Revenue	$6,165	$5,592
Net income	$444	$253

4.  INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Fixed maturities	$2,513	$2,481	$2,471
Equity securities	27	24	31
Commercial mortgage loans	505	443	389
Investment real estate	1	1	1
Other investment income	156	139	119
	3,202	3,088	3,011
Investment expenses	220	199	186
Net investment income	$2,982	$2,889	$2,825

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

Net gains (losses) — investments and derivatives are summarized as follows:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Realized gains (losses) — investments, net
Fixed maturities	$46	$46	$48
Equity securities	4	—	(3)
Other investments	20	45	9
Total realized gains (losses) — investments, net	70	91	54
Modco trading portfolio	(103)	130	243
Equity securities	(8)	13	50
Change in net expected credit losses — fixed maturities(1)	6	(125)	—
Net impairment losses recognized in operations(2)	—	—	(34)
Commercial mortgage loans	137	(149)	(4)
Gains (losses) — derivatives, net(3)	48	(195)	(368)
Net gains (losses) — investments and derivatives	$150	$(235)	$(59)

(1)  Represents net credit losses recognized under FASB ASC 326

(2)  Represents other-than-temporary impairment losses recognized in prior periods under FASB ASC 320

(3)  Refer to Note 6, Derivative Financial Instruments

The chart below summarizes the sales proceeds and gains (losses) realized on securities classified as AFS.

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Securities in an unrealized gain position:
Sales proceeds	$1,537	$2,000	$2,514
Realized gains	$47	$51	$62
Securities in an unrealized loss position:
Sales proceeds	$35	$34	$547
Realized losses	$(1)	$(5)	$(14)

The net gains (losses) from equity securities still held at period end, was ($8) million, $13 million, $50 million for the year ended December 31, 2021, 2020, and 2019, respectively. The Company recognized gains (losses) of $4 million and ($3) million on equity securities sold during the period for the year ended December 31, 2021 and 2020, respectively and immaterial gains for the year ended December 31, 2020.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The amortized cost, gross unrealized gains, gross unrealized losses, allowance for expected credit losses, and fair value of the Company's investments classified as AFS are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Expected Credit Losses	Fair Value
	(Dollars In Millions)
As of December 31, 2021
Fixed maturities:(1)
Residential mortgage-backed securities	$6,876	$31	$(102)	$—	$6,805
Commercial mortgage-backed securities	2,239	75	(7)	—	2,307
Other asset-backed securities	1,391	31	(2)	—	1,420
U.S. government-related securities	821	12	(25)	—	808
Other government-related securities	680	75	(2)	—	753
States, municipals, and political subdivisions	3,747	410	(1)	—	4,156
Corporate securities	49,211	4,645	(156)	(1)	53,699
Redeemable preferred stocks	297	10	—	—	307
	65,262	5,289	(295)	(1)	70,255
Short-term investments	780	—	—	—	780
	$66,042	$5,289	$(295)	$(1)	$71,035

(1)  Included in the total above, as of December 31, 2021, the Company had public utility securities that had an amortized cost and fair value of $6.5 billion and $7.0 billion, respectively and foreign government securities that had an amortized cost and fair value of $620 million and $687 million, respectively.

As of December 31, 2020 (Recast)
Fixed maturities:(2)
Residential mortgage-backed securities	$6,510	$159	$(1)	$—	$6,668
Commercial mortgage-backed securities	2,429	128	(19)	(4)	2,534
Other asset-backed securities	1,546	40	(7)	(1)	1,578
U.S. government-related securities	1,492	26	(3)	—	1,515
Other government-related securities	622	96	(1)	—	717
States, municipals, and political subdivisions	3,902	519	(1)	—	4,420
Corporate securities	46,150	6,074	(99)	(18)	52,107
Redeemable preferred stocks	183	11	—	—	194
	62,834	7,053	(131)	(23)	69,733
Short-term investments	386	—	—	—	386
	$63,220	$7,053	$(131)	$(23)	$70,119

(2)  Included in the total above, as of December 31, 2020, the Company had public utility securities that had an amortized cost and fair value of $6.3 billion and $7.0 billion, respectively and foreign government securities that had an amortized cost and fair value of $557 million and $644 million, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The Company holds certain investments pursuant to certain modified coinsurance ("Modco") arrangements. The fixed maturities, equity securities, and short-term investments held as part of these arrangements are classified as trading securities. The fair value of the investments held pursuant to these Modco arrangements are as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Fixed maturities:(1)
Residential mortgage-backed securities	$133	$209
Commercial mortgage-backed securities	209	214
Other asset-backed securities	185	163
U.S. government-related securities	33	91
Other government-related securities	64	30
States, municipals, and political subdivisions	286	282
Corporate securities	1,875	1,860
Redeemable preferred stocks	8	13
	2,793	2,862
Equity securities	13	20
Short-term investments	82	76
	$2,888	$2,958

(1)  Included in the total above, as of December 31, 2021, the Company had public utility and foreign government securities that had a fair value of $134 million and $44 million, respectively and as of December 31, 2020, the Company had public utility and foreign government securities that had a fair value of $144 million and $30 million, respectively.

The amortized cost and fair value of available-for-sale fixed maturities as of December 31, 2021, by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-sale
	Amortized Cost	Fair Value
	(Dollars In Millions)
Due in one year or less	$1,707	$1,719
Due after one year through five years	11,046	11,453
Due after five years through ten years	15,434	16,135
Due after ten years	37,075	40,948
	$65,262	$70,255

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The following chart is a rollforward of the allowance for expected credit losses on fixed maturities classified as AFS:

	For The Year Ended December 31, 2021				For The Year Ended December 31, 2020
	Corporate Securities	CMBS	ABS	Total	Corporate Securities	CMBS	ABS	Total
	(Dollars In Millions)				(Dollars In Millions)
Beginning Balance	$18	$4	$1	$23	$—	$—	$—	$—
Additions for securities for which an allowance was not previously recorded	—	—	—	—	62	4	1	67
Adjustments on previously recorded allowances due to change in expected cash flows	(1)	(4)	—	(5)	20	—	1	21
Reductions on previously recorded allowances due to disposal of security in the current period	—	—	(1)	(1)	(1)	—	(1)	(2)
Write-offs of previously recorded allowances due to intent or requirement to sell	(16)	—	—	(16)	(63)	—	—	(63)
Ending Balance	$1	$—	$—	$1	$18	$4	$1	$23

The following table includes the gross unrealized losses and fair value of the Company's AFS fixed maturities, for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2021:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Millions)
Residential mortgage-backed securities	$4,615	$(102)	$15	$—	$4,630	$(102)
Commercial mortgage-backed securities	129	(1)	88	(6)	217	(7)
Other asset-backed securities	249	(1)	47	(1)	296	(2)
U.S. government-related securities	306	(13)	158	(12)	464	(25)
Other government-related securities	76	(2)	—	—	76	(2)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Millions)
States, municipalities, and political subdivisions	$37	$(1)	$4	$—	$41	$(1)
Corporate securities	4,841	(119)	515	(37)	5,356	(156)
Redeemable preferred stocks	20	—	—	—	20	—
	$10,273	$(239)	$827	$(56)	$11,100	$(295)

The corporate securities category had gross unrealized losses greater than twelve months of $37 million as of December 31, 2021, excluding losses of $1 million that were considered credit related. These losses are deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, interest rate movement, and other pertinent information.

As of December 31, 2021, the Company had a total of 742 positions that were in an unrealized loss position, including 5 positions for which an allowance for credit losses was established. For unrealized losses for which an allowance for credit losses was not established, the Company does not consider these unrealized loss positions to be credit related. This is based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover. The Company does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company's AFS fixed maturities, for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2020:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Recast)
	(Dollars In Millions)
Residential mortgage-backed securities	$386	$(1)	$9	$—	$395	$(1)
Commercial mortgage-backed securities	263	(16)	30	(4)	293	(20)
Other asset-backed securities	146	(2)	326	(5)	472	(7)
U.S. government-related securities	311	(3)	1	—	312	(3)
Other government-related securities	19	—	7	(1)	26	(1)
States, municipalities, and political subdivisions	34	(1)	5	—	39	(1)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Recast)
	(Dollars In Millions)
Corporate securities	$1,063	$(33)	$728	$(66)	$1,791	$(99)
Redeemable preferred stocks	—	—	—	—	—	—
	$2,222	$(56)	$1,106	$(76)	$3,328	$(132)

As of December 31, 2021, the Company had securities in its available-for-sale portfolio which were rated below investment grade with a fair value of $2.5 billion and had an amortized cost of $2.3 billion. In addition, included in the Company's trading portfolio, the Company held $129 million of securities which were rated below investment grade. The Company held $550 million of the below investment grade securities that were not publicly traded.

The change in unrealized gains (losses), net of allowance for expected credit losses and income taxes, on fixed maturities classified as AFS is summarized as follows:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Fixed maturities	$(1,523)	$3,271	$4,219

The Company held $21 million and $28 million of non-income producing securities for the year ended December 31, 2021 and 2020, respectively.

Included in the Company's invested assets are $1.5 billion and $1.6 billion of policy loans as of December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, the interest rates on standard policy loans range from 3.0% to 8.0%.

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets;

b)  Quoted prices for identical or similar assets or liabilities in non-active markets;

c)  Inputs other than quoted market prices that are observable; and

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own estimates about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2021:

	Measurement Category	Level 1	Level 2	Level 3	Total
	(Dollars In Millions)
Assets:
Fixed maturity securities — AFS Residential mortgage-backed securities	4	$—	$6,765	$40	$6,805
Commercial mortgage-backed securities	4	—	2,127	180	2,307
Other asset-backed securities	4	—	905	515	1,420
U.S. government-related securities	4	411	397	—	808
State, municipalities, and political subdivisions	4	—	4,156	—	4,156
Other government-related securities	4	—	753	—	753
Corporate securities	4	—	52,117	1,582	53,699
Redeemable preferred stocks	4	307	—	—	307
Total fixed maturity securities — AFS		718	67,220	2,317	70,255
Fixed maturity securities — trading Residential mortgage-backed securities	3	—	133	—	133
Commercial mortgage-backed securities	3	—	209	—	209
Other asset-backed securities	3	—	92	93	185
U.S. government-related securities	3	27	6	—	33
State, municipalities, and political subdivisions	3	—	286	—	286
Other government-related securities	3	—	48	16	64
Corporate securities	3	—	1,867	8	1,875
Redeemable preferred stocks	3	8	—	—	8
Total fixed maturity securities — trading		35	2,641	117	2,793

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Measurement Category		Level 1	Level 2	Level 3	Total
	(Dollars In Millions)
Total fixed maturity securities			$753	$69,861	$2,434	$73,048
Equity securities	3		633	40	155	828
Other long-term investments(1)	3	&4	59	1,093	295	1,447
Short-term investments	3		683	179	—	862
Total investments			2,128	71,173	2,884	76,185
Cash	3		390	—	—	390
Assets related to separate accounts
Variable annuity	3		13,648	—	—	13,648
Variable universal life	3		1,982	—	—	1,982
Total assets measured at fair value on a recurring basis			$18,148	$71,173	$2,884	$92,205
Liabilities:
Annuity account balances(2)	3		$—	$—	$63	$63
Other liabilities(1)	3	&4	20	820	1,939	2,779
Total liabilities measured at fair value on a recurring basis			$20	$820	$2,002	$2,842

Measurement category 3 represents fair value through net income and 4 represents fair value through other comprehensive income (loss).

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2020:

	Measurement Category		Level 1	Level 2	Level 3	Total
	(Recast)
	(Dollars In Millions)
Assets:
Fixed maturity securities — AFS Residential mortgage-backed securities	4		$—	$6,668	$—	$6,668
Commercial mortgage-backed securities	4		—	2,502	32	2,534
Other asset-backed securities	4		—	1,143	435	1,578
U.S. government-related securities	4		1,014	501	—	1,515
State, municipalities, and political subdivisions	4		—	4,420	—	4,420
Other government-related securities	4		—	717	—	717
Corporate securities	4		—	50,675	1,432	52,107
Redeemable preferred stocks	4		125	69	—	194
Total fixed maturity securities — AFS			1,139	66,695	1,899	69,733
Fixed maturity securities — trading Residential mortgage-backed securities	3		—	209	—	209
Commercial mortgage-backed securities	3		—	214	—	214
Other asset-backed securities	3		—	92	71	163
U.S. government-related securities	3		79	12	—	91
State, municipalities, and political subdivisions	3		—	282	—	282
Other government-related securities	3		—	30	—	30
Corporate securities	3		—	1,842	18	1,860
Redeemable preferred stocks	3		13	—	—	13
Total fixed maturity securities — trading			92	2,681	89	2,862
Total fixed maturity securities			1,231	69,376	1,988	72,595
Equity securities	3		566	—	101	667
Other long-term investments(1)	3	&4	52	1,285	298	1,635
Short-term investments	3		403	59	—	462
Total investments			2,252	70,720	2,387	75,359
Cash	3		656	—	—	656
Assets related to separate accounts Variable annuity	3		12,378	—	—	12,378
Variable universal life	3		1,287	—	—	1,287
Total assets measured at fair value on a recurring basis			$16,573	$70,720	$2,387	$89,680
Liabilities:
Annuity account balances(2)	3		$—	$—	$67	$67
Other liabilities(1)	3	&4	14	867	2,239	3,120
Total liabilities measured at fair value on a recurring basis			$14	$867	$2,306	$3,187

Measurement category 3 represents fair value through net income and 4 represents fair value through other comprehensive income (loss).

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price 91.87% of the Company's available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations. When using non-binding independent broker quotations, when available the Company obtains two quotes per security. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm's length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted- average of contracted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value. The Company's assessment incorporates various metrics (yield curves, credit spreads, prepayment rates, etc.) along with other information available to the Company from both internal and external sources to

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the years ended December 31, 2021 and 2020.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of RMBS, CMBS, and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"). As of December 31, 2021, the Company held $10.2 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2021, the Company held $828 million of Level 3 ABS, which included $735 million of other asset-backed securities classified as available-for-sale and $93 million of other asset-backed securities classified as trading. These securities are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate. In periods where market activity increases and there are

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

transactions at a price that is not the result of a distressed or forced sale we consider those prices as part of our valuation. If the market activity during a period is solely the result of the issuer redeeming positions we consider those transactions in our valuation, but still consider them to be level three measurements due to the nature of the transaction.

Corporate Securities, Redeemable Preferred Stocks, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2021, the Company classified $59.6 billion of corporate securities, redeemable preferred stocks, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the securities are considered to be the primary relevant inputs to the valuation: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid methodology that utilizes a cash flow analysis and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2021, the Company classified $1.6 billion of securities as Level 3 valuations. Level 3 securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2021, the Company held $155 million of equity securities classified as Level 3. Of this total, $148 million represents FHLB stock. The Company believes that the cost of the FHLB stock approximates fair value.

Other Long-Term Investments and Other Liabilities

Derivative Financial Instruments

Other long-term investments and other liabilities include free-standing and embedded derivative financial instruments. Refer to Note 6, Derivative Financial Instruments for additional information

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2021, 83.9% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include swaps, options, and swaptions, which are traded over-the-counter. Level 2 also includes certain centrally cleared derivatives. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

Embedded derivatives are carried at fair value in other long-term investments and other liabilities on the Company's consolidated balance sheet. The changes in fair value of embedded derivatives are recorded as net gains (losses) — investments and derivatives. Refer to Note 6, Derivative Financial Instruments for more information related to each embedded derivatives gains and losses.

The fair value of the GLWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near- term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the Ruark 2015 ALB table with attained age factors varying from 88% — 100% based on company experience. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company's non-performance risk). For expected lapse and utilization, assumptions are used and updated for actual experience, as necessary, using an internal predictive model developed by the Company. As a result of using significant unobservable inputs, the GLWB embedded derivative is categorized as Level 3. Policyholder assumptions are reviewed on an annual basis.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 2015 Ruark ALB mortality table, with attained age factors varying from 88% — 100% based on company experience. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life ("IUL") embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality factors varying from 43% — 110% that are applied to the base table, which is defined as 90% of 2015 VBT Primary Tables adjusted for 5.5 years of 2020 SOA HMI. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. Funds withheld arrangements related to such agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in net gains (losses) — investments and derivatives. The fair value of embedded derivatives related to funds withheld under modified coinsurance agreements are a function of the unrealized gains or losses on the underlying assets and are calculated in a manner consistent with the terms of the agreements. The investments supporting certain of these agreements are designated as "trading securities"; therefore changes in their fair value are also reported in net gains (losses) — investments and derivatives. The fair value of embedded derivatives is estimated based on market standard valuation methodology and is considered a Level 3 valuation.

In conjunction with the Captive Merger, PLC terminated its interest support, yearly renewable term ("YRT") premium support, and portfolio maintenance agreements with Golden Gate, Golden Gate II, Golden Gate V, and WCL. The interest support agreement provided that PLC would make payments to Golden Gate II if actual investment income on certain of Golden Gate II's asset portfolios fell below a

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

calculated investment income amount as defined in the interest support agreement, the YRT premium support agreements provided that PLC would make payments to Golden Gate and Golden Gate II in the event that YRT premium rates increased, and the portfolio maintenance agreements provided that PLC would make payments to Golden Gate, Golden Gate V, and WCL in the event of other-than-temporary impairments on investments that exceeded defined thresholds.

As part of the Captive Merger, PLC entered into a new portfolio maintenance agreement with Golden Gate. This agreement meets the definition of a derivative and is accounted for at fair value and is considered Level 3 valuation. The fair value of this derivative is included in Other long-term investments. For information regarding gains on these derivatives please refer to Note 6, Derivative Financial Instruments.

The portfolio maintenance agreement provides that PLC will make payments to Golden Gate in the event of credit losses on investments that exceed defined thresholds. The derivative is valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios.

The Funds Withheld derivative results from reinsurance agreements with Protective Life Reinsurance Bermuda LTD, a wholly owned subsidiary of PLC ("PL Re") where the economic performance of certain hedging instruments held by the Company are ceded to PL Re. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld accounts. The hedging instruments consist of derivative instruments, the fair values of which are classified as a Level 2 measurement; as such, the fair value of the Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2021, was a liability of $10 million.

Annuity Account Balances

The Company records a certain legacy block of FIA reserves at fair value. Based on the characteristics of these reserves, the Company believes that the fund value approximates fair value. The fair value measurement of these reserves is considered a Level 3 valuation due to the unobservable nature of the fund values.

Separate Accounts

Separate account variable annuity and variable life assets represent segregated funds that are invested for certain customers which are invested in open-ended mutual funds and are included in Level 1. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated balance sheets.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3 as of December 31, 2021, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2021	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Millions)
Assets:
Residential mortgage-backed securities	$ 40	Trade Price	Spread	1.03% - 1.10% (1.07%)
Commercial mortgage-backed securities	180	Discounted cash flow	Spread over treasury	1.04% - 2.47% (1.30%)
Other asset-backed securities	436	Liquidation	Liquidation value	$98.63 - $99.75 ($99.07)
		Discounted cash flow	Liquidity premium	0.11% - 2.14% (1.54%)
			Paydown Rate	11.20% - 13.41% (12.30%)
			Liquidation value	$60.00 - 113.88% (112.92%)
Corporate securities	1,588	Discounted cash flow	Spread over treasury	0.00% - 4.00% (1.50%)
Liabilities:(1)(2)
Embedded derivatives — GLWB	$ 475	Actuarial cash flow model	Mortality	88% to 100% of Ruark 2015 ALB Table
			Lapse	PL-RBA Predictive Model
			Utilization	PL-RBA Predictive Model
			Nonperformance risk	0.19% - 0.82%
Embedded derivative — FIA	595	Actuarial cash flow model	Expenses	$214 per policy

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Fair Value As of December 31, 2021	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Millions)
			Withdrawal rate	0.4% - 2.4% prior to age 70 RMD for ages 70+ or WB withdrawal rate Assume underutilized RMD for nonWB policies ages 72 - 88
			Mortality	88% to 100% of Ruark 2015 ALB table
			Lapse	0.2% - 50.0%, depending on duration/surrender charge period. Dynamically adjusted for WB moneyness and projected market rates vs credited rates.
			Nonperformance risk	0.19% - 0.82%
Embedded derivative — IUL	$ 269	Actuarial cash flow model	Mortality	43% - 110% of base table (90% of 2015 VBT Primary Tables adjusted for 5.5 years of 2020 SOA HMI) 94% - 248% of duration 8 point in scale 2015 VBT Primary Tables, depending on type of business
			Lapse	0.375% - 7.5%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.19% - 0.82%

(1)  Excludes modified coinsurance arrangements.

(2)  Fair value is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those for which book value approximates fair value. Unobservable inputs were weighted by the relative fair value of instruments, except for other asset-backed securities which were weighted by the relative par amounts.

The Company has considered all reasonably available quantitative inputs as of December 31, 2021, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

are not shared with the Company. This resulted in $197 million of financial instruments being classified as Level 3 as of December 31, 2021. Of the $197 million, $172 million are other asset-backed securities, $3 million are corporate securities, $16 million are other government securities, and $6 million are equity securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2021, the Company held $148 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The following table presents the valuation method for material financial instruments included in Level 3, as of December 31, 2020, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Recast) (Dollars In Millions)
Assets:
Commercial mortgage-backed securities	$ 32	Discounted cash flow	Spread over treasury	2.78% - 2.92% (2.87%)
Other asset-backed securities	435	Liquidation	Liquidation value	$95.00 - $97.00 ($96.19)
		Discounted cash flow	Liquidity premium	0.54% - 2.30% (1.63%)
			Paydown Rate	8.79% - 12.49% (11.39%)
Corporate securities	1,432	Discounted cash flow	Spread over treasury	0.00% - 4.75% (1.89%)
Liabilities:(1)(2)
Embedded derivatives — GLWB	$ 822	Actuarial cash flow model	Mortality	88% to 100% of Ruark 2015 ALB Table
			Lapse	PL RBA Predictive Model
			Utilization	PL RBA Predictive Model
			Nonperformance risk	0.19% - 0.81%
Embedded derivative — FIA	573	Actuarial cash flow model	Expenses	$207 per policy

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Fair Value As of December 31, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Recast) (Dollars In Millions)
			Withdrawal rate	0.4% - 2.4% prior to age 70 RMD for ages 70+ or WB withdrawal rate. Assume underutilized RMD for non WB policies age 72 - 88
			Mortality	88% to 100% of Ruark 2015 ALB table
			Lapse	0.2% - 50.0%, depending on duration/surrender charge period. Dynamically adjusted for WB moneyness and projected market rates vs credited rates.
			Nonperformance risk	0.19% - 0.81%
Embedded derivative — IUL	$ 201	Actuarial cash flow model	Mortality	36% - 161% of 2015 VBT Primary Tables. 94% - 248% of duration 8 point in scale 2015 VBT Primary Tables, depending on type of business
			Lapse	0.375% - 10%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.19% - 0.81%

(1)  Excludes modified coinsurance arrangements.

(2)  Fair value is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those for which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2020, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $116 million of financial instruments being classified

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

as Level 3 as of December 31, 2020. Of the $116 million, $88 million are other asset backed securities, $17 million are corporate securities, and $11 million are equity securities.

In certain cases the Company determined that book value materially approximates fair value. As of December 31, 2020, the Company held $90 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS' fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities. The liquidation value for these securities are sensitive to the issuer's available cash flows and ability to redeem the securities, as well as the current holders' willingness to liquidate at the specified price.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increase.

The fair value of the GLWB embedded derivative is sensitive to changes in the discount rate which includes the Company's nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company's nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value of the liability and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GLWB where an increase in assumed utilization would result in an increase in the fair value of the liability and conversely, if there is a decrease in the assumption, the fair value would decrease.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

(This page has been left blank intentionally.)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2021, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Net Income	Included in Other Comprehensive Income	Included in Net Income	Included in Other Comprehensive Income
	(Dollars In Millions)
Assets:
Fixed maturity securities AFS
Residential mortgage-backed securities	$—	$—	$—	$—	$—
Commercial mortgage-backed securities	32	—	—	—	(2)
Other asset-backed securities	435	—	3	—	(1)
Corporate securities	1,432	—	11	—	(34)
Total fixed maturity securities — AFS	1,899	—	14	—	(37)
Fixed maturity securities — trading
Other asset-backed securities	71	—	3	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	18	—	—	—	(1)
Total fixed maturity securities — trading	89	—	3	—	(1)
Total fixed maturity securities	1,988	—	17	—	(38)
Equity securities	101	—	—	—	—
Other long-term investments(1)	298	185	—	(188)	—
Total investments	2,387	185	17	(188)	(38)
Total assets measured at fair value on a recurring basis	$2,387	$185	$17	$(188)	$(38)
Liabilities:
Annuity account balances(2)	$67	$—	$—	$(4)	$—
Other liabilities(1)	2,239	877	—	(577)	—
Total liabilities measured at fair value on a recurring basis	$2,306	$877	$—	$(581)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2021, there were $336 million of securities transferred into Level 3 from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods but were priced internally using significant unobservable inputs where market observable inputs were not available as of December 31, 2021.

For the year ended December 31, 2021, there were $38 million of securities transferred into Level 2 from Level 3.

								Total Gains (losses) included in Net Income Related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments Still Held at the Reporting Date
	(Dollars In Millions)
Assets:
Fixed maturity securities AFS
Residential mortgage-backed securities	$40	$—	$—	$—	$—	$—	$40	$—
Commercial mortgage-backed securities	—	—	—	—	150	—	180	—
Other asset-backed securities	67	(4)	—	—	14	1	515	—
Corporate securities	274	(212)	—	—	112	(1)	1,582	—
Total fixed maturity securities — AFS	381	(216)	—	—	276	—	2,317	—
Fixed maturity securities — trading
Other asset-backed securities	22	(19)	—	—	16	—	93	—
Other government-related securities	—	—	—	—	16	—	16	—
Corporate securities	2	(6)	—	—	(5)	—	8	—
Total fixed maturity securities — trading	24	(25)	—	—	27	—	117	—
Total fixed maturity securities	405	(241)	—	—	303	—	2,434	—
Equity securities	91	(32)	—	—	(5)	—	155	—
Other long-term investments(1)	—	—	—	—	—	—	295	(3)
Total investments	496	(273)	—	—	298	—	2,884	(3)
Total assets measured at fair value on a recurring basis	$496	$(273)	$—	$—	$298	$—	$2,884	$(3)
Liabilities:
Annuity account balances(2)	$—	$—	$—	$8	$—	$—	$63	$—
Other liabilities(1)	—	—	—	—	—	—	1,939	300
Total liabilities measured at fair value on a recurring basis	$—	$—	$—	$8	$—	$—	$2,002	$300

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2020, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Net Income	Included in Other Comprehensive Income	Included in Net Income	Included In Other Comprehensive Income
	(Recast) (Dollars In Millions)
Assets:
Fixed maturity securities AFS
Commercial mortgage-backed securities	$10	$—	$1	$—	$(1)
Other asset-backed securities	421	—	8	—	(13)
Corporate securities	1,374	—	135	—	(83)
Total fixed maturity securities — AFS	1,805	—	144	—	(97)
Fixed maturity securities — trading
Other asset-backed securities	65	6	—	(9)	—
Corporate securities	11	1	—	—	—
Total fixed maturity securities — trading	76	7	—	(9)	—
Total fixed maturity securities	1,881	7	144	(9)	(97)
Equity securities	73	1	—	—	—
Other long-term investments(1)	292	404	—	(300)	—
Total investments	2,246	412	144	(309)	(97)
Total assets measured at fair value on a recurring basis	$2,246	$412	$144	$(309)	$(97)
Liabilities:
Annuity account balances(2)	$70	$—	$—	$(3)	$—
Other liabilities(1)	1,332	926	—	(1,833)	—
Total liabilities measured at fair value on a recurring basis	$1,402	$926	$—	$(1,836)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2020, there were $184 million of securities transferred into Level 3 from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods but were priced internally using significant unobservable inputs where market observable inputs were not available as of December 31, 2020.

For the year ended December 31, 2020, there were $1 million of securities transferred into Level 2 from Level 3.

								Total Gains (losses) included in Net Income Related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments Still Held at the Reporting Date
	(Recast) (Dollars In Millions)
Assets:
Fixed maturity securities AFS
Commercial mortgage-backed securities	$—	$—	$—	$—	$22	$—	$32	$—
Other asset-backed securities	—	(2)	—	—	22	(1)	435	—
Corporate securities	436	(562)	—	—	135	(3)	1,432	—
Total fixed maturity securities — AFS	436	(564)	—	—	179	(4)	1,899	—
Fixed maturity securities — trading
Other asset-backed securities	12	(2)	—	—	(1)	—	71	2
Corporate securities	8	(2)	—	—	—	—	18	—
Total fixed maturity securities — trading	20	(4)	—	—	(1)	—	89	2
Total fixed maturity securities	456	(568)	—	—	178	(4)	1,988	2
Equity securities	27	(5)	—	—	5	—	101	—
Other long-term investments(1)	41	(135)	—	(4)	—	—	298	81
Total investments	524	(708)	—	(4)	183	(4)	2,387	83
Total assets measured at fair value on a recurring basis	$524	$(708)	$—	$(4)	$183	$(4)	$2,387	$83
Liabilities:
Annuity account balances(2)	$—	$—	$—	$6	$—	$—	$67	$—
Other liabilities(1)	—	—	—	—	—	—	2,239	(906)
Total liabilities measured at fair value on a recurring basis	$—	$—	$—	$6	$—	$—	$2,306	$(906)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net gains (losses) — investments and derivatives within the consolidated statements of income or other comprehensive income within shareowner's equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments that are not reported at fair value as of the periods shown below are as follows:

		As of December 31,
		2021		2020
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Millions)
Assets:
Commercial mortgage loans(1)	3	$10,863	$11,386	$10,006	$10,788
Policy loans	3	1,527	1,527	1,593	1,593
Other long-term investments(2)	3	1,930	1,990	1,186	1,283
Liabilities:
Stable value product account balances	3	$8,526	$8,598	$6,056	$6,231
Future policy benefits and claims(3)	3	1,457	1,504	1,580	1,603
Other policyholders' funds(4)	3	102	108	102	108
Debt:(5)
Subordinated funding obligations	3	$110	$116	$110	$121

Except as noted below, fair values were estimated using quoted market prices.

(1)  The carrying amount is net of allowance for credit losses.

(2)  Other long-term investments represents a modco receivable, which is related to invested assets such as fixed income and structured securities, which are legally owned by the ceding company. The fair value is determined in a manner consistent with other similar invested assets held by the Company. In addition, it includes the cash surrender value of the Company's COLI policy.

(3)  Single premium immediate annuity without life contingencies.

(4)  Supplementary contracts without life contingencies.

(5)  Excludes immaterial capital lease obligations.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Fair Value Measurements

Commercial Mortgage Loans

The Company estimates the fair value of commercial mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current commercial mortgage loan lending rate and an expected cash flow analysis based on a review of the commercial mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policyholders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the carrying value of policy loans approximates fair value.

Other Long-Term Investments

In addition to free-standing and embedded derivative financial instruments discussed above, other long-term investments includes $1.2 billion of amounts receivable under certain modified coinsurance agreements and $710 million cash surrender value of the Company's COLI policies. The amounts receivable under the modified coinsurance agreements represent funds withheld in connection with certain reinsurance agreements in which the Company acts as the reinsurer. Under the terms of these agreements, assets equal to statutory reserves are withheld and legally owned by the ceding company, and any excess or shortfall is settled periodically. In some cases, these modified coinsurance agreements contain embedded derivatives which are discussed in more detail above. The fair value of amounts receivable under modified coinsurance agreements, including the embedded derivative component, correspond to the fair value of the underlying assets withheld. The COLI amounts are based on the fair value of the underlying assets.

Stable Value Product and Other Investment Contract Balances

The Company estimates the fair value of stable value product account balances and other investment contract balances (included in Future policy benefits and claims as well as Other policyholders' funds line items on our consolidated balance sheet) using models based on discounted expected cash flows. The discount rates used in the models are based on a current market rate for similar financial instruments.

Funding Obligations

The Company estimates the fair value of its subordinated and non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model are based on a current market yield for similar financial instruments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company's analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company's risk management program.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions.

Derivatives Related to Foreign Currency Exchange Risk Management

Derivative instruments that are used as part of the Company's foreign currency exchange risk management strategy include foreign currency swaps, foreign currency futures, foreign equity futures, and foreign equity options.

Derivatives Related to Risk Mitigation of Certain Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts, fixed indexed annuities, and indexed universal life contracts:

•  Foreign Currency Futures

•  Variance Swaps

•  Interest Rate Futures

•  Equity Options

•  Equity Futures

•  Credit Derivatives

•  Interest Rate Swaps

•  Interest Rate Swaptions

•  Volatility Futures

•  Volatility Options

•  Total Return Swaps

Other Derivatives

PLC terminated its derivatives with Golden Gate, Golden Gate II, Golden Gate V, and WCL as part of the Captive Merger and entered into a new portfolio maintenance agreement with Golden Gate, also as part of the Captive Merger. The derivatives terminated included an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The Company has funds withheld accounts that consist of various derivative instruments held by us that are used to hedge certain fixed indexed annuity products. The economic performance of derivatives in the funds withheld accounts are ceded PL Re. The funds withheld accounts are accounted for as a derivative financial instrument.

We believe that our asset/liability management programs and procedures and certain product features provide protection against the effects of changes in interest rates under various scenarios. Additionally, we believe our asset/liability management programs and procedures provide sufficient liquidity to enable us to fulfill our obligation to pay benefits under our various insurance and deposit contracts. However, our asset/liability management programs and procedures incorporate assumptions about the relationship between short-term and long-term interest rates (i.e., the slope of the yield curve), relationships between risk-adjusted and risk-free interest rates, market liquidity, spread movements, implied volatility, policyholder behavior, and other factors, and the effectiveness of our asset/liability management programs and procedures may be negatively affected whenever actual results differ from those assumptions.

Accounting for Derivative Instruments

GAAP requires that all derivative instruments be recognized in the balance sheet at fair value. The Company records its derivative financial instruments in the consolidated balance sheet in other long-term investments and other liabilities. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

It is the Company's policy not to offset assets and liabilities associated with open derivative contracts. However, the Chicago Mercantile Exchange ("CME") rules characterize variation margin transfers as settlement payments, as opposed to adjustments to collateral. As a result, derivative assets and liabilities associated with centrally cleared derivatives for which the CME serves as the central clearing party are presented as if these derivatives had been settled as of the reporting date.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through operations in the period of change. Changes in the fair value of those derivatives are recognized in net gains (losses) — investments and derivatives.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•  To hedge a fixed rate note denominated in a foreign currency, the Company entered into a fixed-to-fixed foreign currency swap in order to hedge the foreign currency exchange risk associated with the note. The cash flows received on the swap are identical to the cash flows paid on the note.

•  To hedge a floating rate note, the Company entered into an interest rate swap to exchange the floating rate on the note for a fixed rate in order to hedge the interest rate risk associated with the note. The cash flows received on the swap are identical to the cash flow variability paid on the note.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in net gains (losses) — investments and derivatives during the period of change.

Derivatives Related to Variable Annuity Contracts

•  The Company uses equity futures, equity options, total return swaps, interest rate futures, interest rate swaps, interest rate swaptions, currency futures, currency options, volatility futures, volatility options, and variance swaps to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility.

•  The Company markets certain VA products with a GLWB rider. The GLWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Fixed Indexed Annuity Contracts

•  The Company uses equity futures and options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•  The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative as it is, not considered to be clearly and closely related to the host contract.

•  The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the fixed indexed annuity products. The economic performance of derivatives in the funds withheld account is ceded to PL Re. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Indexed Universal Life Contracts

•  The Company uses equity futures and options to mitigate the risk within its indexed universal life products. In general, the cost of such benefits varies with the level of equity markets.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

•  The Company markets certain IUL products. The IUL component is considered an embedded derivative, as it is not considered to be clearly and closely related to the host contract.

Other Derivatives

•  The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•  The Company is involved in various modified coinsurance and funds withheld arrangements which contain embedded derivatives. Changes in their fair value are recorded in net gains (losses) — investments and derivatives. The investment portfolios that support the related modified coinsurance reserves and funds withheld arrangements had fair value changes which substantially offset the gains or losses on these embedded derivatives.

•  Certain of the Company and its subsidiaries had an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC through October 1, 2020. These agreements were terminated as part of the Captive Merger and a new portfolio maintenance agreement was entered into between Golden Gate and PLC on that date.

The following table sets forth net gains and losses for the periods shown:

Gains (losses) — derivative financial instruments

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Derivatives related to VA contracts:
Interest rate futures	$15	$—	$(20)
Equity futures	(12)	109	5
Currency futures	11	(10)	3
Equity options	(108)	(30)	(150)
Interest rate swaps	(136)	274	230
Total return swaps	(189)	(49)	(78)
Embedded derivative — GLWB	347	(404)	(198)
Total derivatives related to VA contracts	(72)	(110)	(208)
Derivatives related to FIA contracts:
Embedded derivative	3	(69)	(86)
Funds withheld derivative	(7)	(10)	—
Equity futures	5	(4)	2
Equity options	72	49	84
Other derivatives	(3)	(1)	—
Total derivatives related to FIA contracts	70	(35)	—

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Derivatives related to IUL contracts:
Embedded derivative	$(28)	$4	$(13)
Equity futures	—	(2)	—
Equity options	16	9	15
Total derivatives related to IUL contracts	(12)	11	2
Embedded derivative — Modco reinsurance treaties	64	(99)	(187)
Derivatives with PLC(1)	—	23	27
Other derivatives	(2)	15	(2)
Total gains (losses) — derivatives, net	$48	$(195)	$(368)

(1)  The Company and certain of its subsidiaries had an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC through October 1, 2020. These agreements were terminated as part of the Captive Merger and a new portfolio maintenance agreement was entered into with PLC on that date.

Based on expected cash flows of the underlying hedged items, the Company expects to reclassify $1 million out of accumulated other comprehensive income (loss) into net gains (losses) — investments and derivatives during the next twelve months.

The table below presents information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	As of December 31,
	2021		2020
	Notional Amount	Fair Value	Notional Amount	Fair Value
			(Recast)
	(Dollars In Millions)
Other long-term investments
Derivatives not designated as hedging instruments:
Interest rate swaps	$1,478	$72	$1,478	$185
Total return swaps	239	8	158	2
Derivatives with PLC(1)	4,085	—	4,076	—
Embedded derivative — Modco reinsurance treaties	1,268	62	1,249	101
Embedded derivative — GLWB	3,066	169	2,067	138
Embedded derivative — FIA	398	64	335	60
Interest rate futures	561	5	690	4
Equity futures	312	6	203	4
Currency futures	27	—	—	—
Equity options	8,852	1,061	7,208	1,142
	$20,286	$1,447	$17,464	$1,636

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

	As of December 31,
	2021		2020
	Notional Amount	Fair Value	Notional Amount	Fair Value
			(Recast)
	(Dollars In Millions)
Other liabilities
Cash flow hedges:
Foreign currency swaps	$117	$13	$117	$10
Derivatives not designated as hedging instruments:
Interest rate swaps	1,354	—	1,354	—
Total return swaps	1,168	39	1,003	15
Embedded derivative — Modco reinsurance treaties	2,974	280	2,911	389
Funds withheld derivative	855	10	661	10
Embedded derivative — GLWB	6,833	644	7,749	960
Embedded derivative — FIA	4,372	659	3,889	633
Embedded derivative — IUL	459	269	357	201
Interest rate futures	729	4	415	3
Equity futures	42	1	190	5
Currency futures	158	2	264	4
Equity options	7,044	771	5,499	834
Other	448	87	304	55
	$26,553	$2,779	$24,713	$3,119

(1)  The Company and certain of its subsidiaries had an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC through October 1, 2020. These agreements were terminated as part of the Captive Merger and a new portfolio maintenance agreement was entered into with PLC on that date.

7.  OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company's derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings levels, have been reached. Additionally, certain of the Company's repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 14, Debt and Other Obligations for details of the Company's repurchase agreement programs.

Collateral received includes both cash and non-cash collateral. Cash collateral received by the Company is recorded on the consolidated balance sheet as "cash", with a corresponding amount recorded in "other liabilities" to represent the Company's obligation to return the collateral. Non-cash collateral received by the Company is not recognized on the consolidated balance sheet unless the Company exercises its right to sell or re-pledge the underlying asset. As of December 31, 2021 and 2020, there was no fair value of non-cash collateral received.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2021:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Balance Sheet
	Recognized Assets	Balance Sheet	Balance Sheet	Financial Instruments	Collateral Received	Net Amount
	(Dollars In Millions)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$1,152	$—	$1,152	$806	$178	$168
Total derivatives, subject to a master netting arrangement or similar arrangement	1,152	—	1,152	806	178	168
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	62	—	62	—	—	62
Embedded derivative — GLWB	169	—	169	—	—	169
Derivatives with PLC	—	—	—	—	—	—
Embedded derivative — FIA	64	—	64	—	—	64
Total derivatives, not subject to a master netting arrangement or similar arrangement	295	—	295	—	—	295
Total derivatives	1,447	—	1,447	806	178	463
Total Assets	$1,447	$—	$1,447	$806	$178	$463

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in	Gross Amounts Not Offset in the Balance Sheet
	Recognized Liabilities	Balance Sheet	Balance Sheet	Financial Instruments	Collateral Posted	Net Amount
	(Dollars In Millions)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$830	$—	$830	$806	$22	$2
Total derivatives, subject to a master netting arrangement or similar arrangement	830	—	830	806	22	2
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	280	—	280	—	—	280
Funds withheld derivative	10	—	10	—	—	10
Embedded derivative — GLWB	644	—	644	—	—	644
Embedded derivative — FIA	659	—	659	—	—	659
Embedded derivative — IUL	269	—	269	—	—	269
Other	87	—	87	—	—	87
Total derivatives, not subject to a master netting arrangement or similar arrangement	1,949	—	1,949	—	—	1,949
Total derivatives	2,779	—	2,779	806	22	1,951
Repurchase agreements(1)	1,393	—	1,393	—	—	1,393
Total Liabilities	$4,172	$—	$4,172	$806	$22	$3,344

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2020.

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in Balance Sheet
	Recognized Assets	Balance Sheet	Balance Sheet	Financial Instruments	Collateral Received	Net Amount
	(Recast)
	(Dollars In Millions)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$1,337	$—	$1,337	$865	$290	$182
Total derivatives, subject to a master netting arrangement or similar arrangement	1,337	—	1,337	865	290	182
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	101	—	101	—	—	101
Embedded derivative — GLWB	138	—	138	—	—	138
Other	60	—	60	—	—	60
Total derivatives, not subject to a master netting arrangement or similar arrangement	299	—	299	—	—	299
Total derivatives	1,636	—	1,636	865	290	481
Total Assets	$1,636	$—	$1,636	$865	$290	$481

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in	Gross Amounts Not Offset in the Balance Sheet
	Recognized Liabilities	Balance Sheet	Balance Sheet	Financial Instruments	Collateral Posted	Net Amount
	(Recast)
	(Dollars In Millions)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$871	$—	$871	$865	$4	$2
Total derivatives, subject to a master netting arrangement or similar arrangement	871	—	871	865	4	2
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	389	—	389	—	—	389
Funds withheld derivative	10	—	10	—	—	10
Embedded derivative — GLWB	960	—	960	—	—	960
Embedded derivative — FIA	633	—	633	—	—	633
Embedded derivative — IUL	201	—	201	—	—	201
Other	55	—	55	—	—	55
Total derivatives, not subject to a master netting arrangement or similar arrangement	2,248	—	2,248	—	—	2,248
Total derivatives	3,119	—	3,119	865	4	2,250
Repurchase agreements(1)	437	—	437	—	—	437
Total Liabilities	$3,556	$—	$3,556	$865	$4	$2,687

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

8.  COMMERCIAL MORTGAGE LOANS

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2021, the Company's commercial mortgage loan holdings were $11.0 billion, or $10.9 billion net of allowance for credit losses. As of December 31, 2020, the Company's commercial mortgage loan

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

holdings were $10.2 billion, $10 billion net of allowance for credit losses. The Company specializes in making commercial mortgage loans on credit-oriented commercial properties. The Company's underwriting procedures relative to its commercial mortgage loan portfolio are based, in the Company's view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (grocery anchored and credit tenant retail, industrial, multi-family, senior living, and credit tenant and medical office). The Company believes that these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company's commercial mortgage loan portfolio was underwritten by the Company. From time to time, the Company may acquire commercial mortgage loans in conjunction with an acquisition.

The following table includes a breakdown of the Company's commercial mortgage loan portfolio by property type as of December 31:

	Percentage of Commercial Mortgage Loans
Type	2021	2020
Retail	30.3%	34.9%
Office buildings	13.8	15.1
Apartments	17.2	12.7
Warehouses	16.5	16.0
Senior housing	17.0	16.2
Other	5.2	5.1
	100.0%	100.0%

The Company specializes in making commercial mortgage loans on credit-oriented commercial properties. No single tenant's exposure represents more than 0.9% of the commercial mortgage loan portfolio.

The following states represent the primary locations of the Company's commercial mortgage loans as of December 31:

Percentage of Commercial Mortgage Loans
State	2021	State	2020
California	10.1%	California	11.3%
Texas	7.3	Texas	7.3
Florida	7.2	Alabama	6.7
Alabama	6.3	Florida	6.2
North Carolina	5.6	Georgia	5.3
Ohio	4.6	North Carolina	4.9
Michigan	4.6	Ohio	4.7
Georgia	4.2	Michigan	4.4
Utah	4.0	Utah	4.2
Tennessee	3.5	Tennessee	3.5
	57.4%		58.5%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

During the year ended December 31, 2021, the Company funded $2.0 billion of new commercial mortgage loans, with an average commercial mortgage loan size of $11 million. The average size commercial mortgage loan in the portfolio as of December 31, 2021, was $6 million and the weighted-average interest rate was 4.1%. The largest single commercial mortgage loan at December 31, 2021 was $78 million.

During the year ended December 31, 2020, the Company funded $1.4 billion of new commercial mortgage loans loans, with an average loan size of $8 million. The average size commercial mortgage loan in the portfolio as of December 31, 2020, was $6 million and the weighted-average interest rate was 4.3%. The largest single commercial mortgage loan at December 31, 2020 was $78 million.

During the year ended December 31, 2019, the Company funded $1.2 billion of new commercial mortgage loans, with an average loan size of $8 million. The average size commercial mortgage loan in the portfolio as of December 31, 2019, was $5 million and the weighted-average interest rate was 4.5%. The largest single commercial mortgage loan at December 31, 2019 was $78 million.

Certain of the commercial mortgage loans have call options that occur within the next eight years. However, if interest rates were to significantly increase, the Company may be unable to exercise the call options on its existing commercial mortgage loans commensurate with the significantly increased market rates. Assuming the commercial mortgage loans are called at their next call dates, $116 million would become due in 2022, $379 million in 2023 through 2027, and $6 million in 2028 through 2029.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2021 and 2020, $600 million and $806 million, respectively, of the Company's total commercial mortgage loans principal balance have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income. During the years ended December 31, 2021, 2020, and 2019, the Company recognized $54 million, $26 million, and $23 million of participation commercial mortgage loan income, respectively.

As of December 31, 2021, the Company did not have any commercial mortgage loans that were nonperforming, restructured, or foreclosed and converted to real estate properties. As of December 31, 2020, $3 million of invested assets consisted of commercial mortgage loans that were nonperforming, restructured or foreclosed and converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. For all commercial mortgage loans, the impact of troubled debt restructurings is reflected in our investment balance and in the allowance for commercial mortgage loan credit losses.

During the years ended December 31, 2021, 2020, and 2019, the Company recognized one, four, and four troubled debt restructurings transactions, respectively, as a result of granting concessions to borrowers which included loan terms unavailable from other lenders. These concessions were the result of agreements between the creditor and the debtor. The Company did not identify any commercial mortgage loans whose principal was permanently impaired during the year ended December 31, 2021 and identified one loan that was permanently impaired during the year ended December 31, 2020.

The Company provides certain relief under the Coronavirus Aid Relief, and Economic Security Act (the "CARES Act"), and the Consolidated Appropriations Act (the "CAA") under its COVID-19 Commercial

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

Mortgage Loan Program (the "Loan Modification Program"). During the year ended December 31, 2021, the Company modified 23 commercial mortgage loans under the Loan Modification Program, representing $475 million in unpaid principal balance. As of December 31, 2021, since the inception of the CARES Act, there were 268 total commercial mortgage loans modified under the Loan Modification Program, representing $2.0 billion in unpaid principal balance. At December 31, 2021, $1.9 billion of these loans have resumed regular principal and interest payments in accordance with the terms of the modification agreements and the Company expects the remaining $69 million in unpaid principal on commercial mortgage loans to resume scheduled payments in accordance with the agreed upon terms. The modifications under this program include agreements to defer principal payments only and/or to defer principal and interest payments for a specified period of time. None of these modifications were considered troubled debt restructurings.

As of December 31, 2021 and 2020, the amortized cost basis of the Company's commercial mortgage loan receivables by origination year, net of the allowance, for credit losses is as follows:

	Term Loans Amortized Cost Basis by Origination Year
	2021	2020	2019	2018	2017	Prior	Total
	(Dollars In Millions)
As of December 31, 2021
Commercial mortgage loans:
Performing	$2,063	$1,439	$2,034	$1,404	$1,224	$2,802	$10,966
Non-performing	—	—	—	—	—	—	—
Amortized cost	$2,063	$1,439	$2,034	$1,404	$1,224	$2,802	$10,966
Allowance for credit losses	(12)	(10)	(21)	(18)	(12)	(30)	(103)
Total commercial mortgage loans	$2,051	$1,429	$2,013	$1,386	$1,212	$2,772	$10,863
	Term Loans Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(Dollars In Millions)
As of December 31, 2020
Commercial mortgage loans:
Performing	$1,463	$2,442	$1,577	$1,344	$943	$2,458	$10,227
Non-performing	—	—	—	—	—	1	1
Amortized cost	$1,463	$2,442	$1,577	$1,344	$943	$2,459	$10,228
Allowance for credit losses	(21)	(46)	(55)	(37)	(25)	(38)	(222)
Total commercial mortgage loans	$1,442	$2,396	$1,522	$1,307	$918	$2,421	$10,006

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

The following tables provide a comparative view of the key credit quality indicators of the loan-to-value and debt service coverage ratio ("DSCR") as of December 31, 2021 and 2020:

	As of December 31, 2021			As of December 31, 2020
	Amortized Cost	% of Total	DSCR(2)	Amortized Cost	% of Total	DSCR(2)
	(Dollars In Millions)
Loan-to-value(1) Greater than 75%	$285	3%	1.32	$399	4%	1.29
50% - 75%	7,241	66%	1.59	6,557	64%	1.61
Less than 50%	3,440	31%	2.04	3,272	32%	2.01
Total commercial mortgage loans	$10,966	100%		$10,228	100%

(1)  The loan-to-value ratio compares the current unpaid principal of the loan to the estimated fair value of the underlying property collateralizing the loan. Our weighted average loan-to-value ratio was 54% at both December 31, 2021 and December 31, 2020.

(2)  The debt service coverage ratio compares a property's net operating income to its debt service payments, including principal and interest. Our weighted average debt service coverage ratio for December 31, 2021 and December 31, 2020 was 1.72x and 1.72x, respectively.

The following provides a summary of the rollforward of the allowance for credit losses for funded commercial mortgage loans and unfunded commercial mortgage loan commitments for the periods included.

	For The Year Ended December 31, 2021	For The Year Ended December 31, 2020
	(Dollars In Millions)
Allowance for Funded Commercial Mortgage Loan Credit Losses
Beginning balance	$222	$5
Cumulative effect adjustment	—	80
Charge offs	—	—
Recoveries	(7)	(3)
Provision	(112)	140
Ending balance	$103	$222
Allowance for Unfunded Commercial Mortgage Loan Commitments Credit Losses
Beginning balance	$22	$—
Cumulative effect adjustment	—	10
Charge offs	—	—
Recoveries	—	—
Provision	(17)	12
Ending balance	$5	$22

As of December 31, 2021, the Company had one commercial mortgage loan of $28 million that was 30-59 days delinquent. As of December 31, 2020, the Company had one commercial mortgage loan of $1 million that was 60-89 days delinquent.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

The Company's commercial mortgage loan portfolio consists of commercial mortgage loans that are collateralized by real estate. Due to the collateralized nature of the commercial mortgage loans, any assessment of impairment and ultimate loss given a default on the commercial mortgage loans is based upon a consideration of the estimated fair value of the real estate.

The Company limits accrued interest income on commercial mortgage loans to ninety days of interest. For loans in nonaccrual status, interest income is recognized on a cash basis. For the year ended December 31, 2021, the Company did not have any of accrued interest was excluded from the amortized cost basis pursuant to the Company's nonaccrual policy.

As of December 31, 2021, the Company did not have any commercial mortgage loans in nonaccrual status. As of December 31, 2020, the Company had one commercial mortgage loan in nonaccrual status with no related allowance recorded. The recorded investment, unpaid principal balance, and average recorded investment was $1 million.

9.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred Policy Acquisition Costs

The balances and changes in DAC are as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Balance, beginning of period	$1,628	$1,480
Capitalization of commissions, sales, and issue expenses	550	459
Amortization	(200)	(163)
Change due to unrealized gains and losses	105	(152)
Implementation of ASU 2016-13	—	4
Balance, end of period	$2,083	$1,628

Value of Business Acquired

The balances and changes in VOBA are as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Balance, beginning of period	$1,792	$2,040
Amortization	(109)	(45)
Change due to unrealized gains and losses	80	(192)
Other	23	(11)
Balance, end of period	$1,786	$1,792

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED — (Continued)

Based on the balance recorded as of December 31, 2021, the expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Millions)
2022	$121
2023	123
2024	123
2025	116
2026	99

10.  GOODWILL

The changes in the carrying value of goodwill by segment are as follows:

	Retail Life and Annuity	Acquisitions	Stable Value Products	Asset Protection	Total Consolidated
	(Dollars In Millions)
Balance as of December 31, 2019	$559	$24	$114	$129	$826
Balance as of December 31, 2020	559	24	114	129	826
Impairment	(129)	—	—	—	(129)
Balance as of December 31, 2021	$430	$24	$114	$129	$697

In connection with its annual goodwill impairment testing, the Company elected to perform a quantitative assessment of goodwill associated with the reporting units within the Retail Life and Annuity segment, in which the fair value of each reporting unit was compared to that reporting unit's carrying amount, including goodwill. To estimate the fair value of the reporting units, the Company utilized the income (i.e. discounted cash flow) valuation approach. This quantitative assessment indicated that an impairment existed as of December 31, 2021 within the Retirement reporting unit primarily due to the impact of interest rates and a longer period of sustained equity volatility on the weighted-average cost of capital used to discount the reporting unit's cash flows. Guidance in ASC 350-20, Intangibles-Goodwill and Other, requires that an impairment loss be recognized in the amount that the carrying amount of a reporting unit exceeds its fair value. As a result, the Company recorded a non-cash impairment charge of $129 million.

The Company also performed its annual qualitative evaluation of goodwill with respect to its other reporting units based on the circumstances that existed as of October 1, 2021 and determined that there was no indication that the goodwill was associated with the other reporting units more likely than not impaired and therefore no adjustment to impair goodwill was necessary. The Company has assessed whether events have occurred subsequent to October 1, 2021 that would impact the Company's conclusions and no such events were identified.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, certain GMDB riders. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GLWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdraw and is classified as an embedded derivative and is carried at fair value on the Company's balance sheet. The VA separate account balances subject to GLWB were $9.2 billion and $8.9 billion as of December 31, 2021 and 2020, respectively. For more information regarding the valuation of and income impact of GLWB, please refer to Note 2, Summary of Significant Accounting Policies, Note 5, Fair Value of Financial Instruments, and Note 6, Derivative Financial Instruments.

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 6.73%, age-based mortality from the Ruark 2015 ALB table adjusted for company and industry experience, lapse rates determined by a dynamic formula, and an average discount rate of 4.85%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $14.6 billion and $14.8 billion as of December 31, 2021 and 2020, respectively. The total GMDB amount payable based on VA account balances as of December 31, 2021 and 2020, was $85 million and $126 million with a GMDB reserve of $38 million and $43 million, respectively. The average attained age of contract holders as of December 31, 2021 and 2020 for the Company was 73 and 72.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC") under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $6 million and $6 million, as of December 31, 2021 and 2020, respectively. The average attained age of contract holders as of December 31, 2021 and 2020, was 69 and 69.

Activity relating to GMDB reserves (excluding those 100% ceded under the Modco agreement) is as follows:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Beginning balance	$43	$46	$44
Great West beginning balance	—	—	7
Incurred guarantee benefits	—	2	(1)
Less: Paid guarantee benefits	5	5	4
Ending balance	$38	$43	$46

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Account balances of variable annuities with guarantees invested in VA separate accounts are as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Equity funds	$9,732	$10,425
Fixed income funds	5,236	4,631
Total	$14,968	$15,056

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company's deferred sales inducement asset, recorded on the balance sheet in other assets was as follows:

	For The Year Ended December 31,
	2021	2020	2019
	(Dollars In Millions)
Deferred asset, beginning of period	$41	$43	$40
Amounts deferred	3	2	6
Amortization	(7)	(4)	(3)
Deferred asset, end of period	$37	$41	$43

12.  MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY Life Insurance Company ("MONY") converted from a mutual insurance company to a stock corporation ("demutualization"). In connection with its demutualization, an accounting mechanism known as a closed block (the "Closed Block") was established for certain individuals' participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the acquisition of MONY in 2013.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block's policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY's general account, any of MONY's separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Department of Financial Services (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) at the acquisition date of October 1, 2013, represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

connection with the acquisition of MONY, the Company developed an actuarial calculation of the expected timing of MONY's Closed Block's earnings as of October 1, 2013. Pursuant to the acquisition of the Company by Dai-ichi Life on February 1, 2015, this actuarial calculation of the expected timing of MONY's Closed Block earnings was recalculated and reset on that date, along with the establishment of a policyholder dividend obligation as of such date.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company's net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Summarized financial information for the Closed Block is as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Closed block liabilities
Future policy benefits, policyholders' account balances and other policyholder liabilities	$5,277	$5,406
Policyholder dividend obligation	401	580
Other liabilities	10	7
Total closed block liabilities	5,688	5,993
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,633	4,903
Commercial mortgage loans on real estate	68	68
Policy loans	557	596
Cash and other invested assets	73	46
Other assets	83	91
Total closed block assets	5,414	5,704
Excess of reported closed block liabilities over closed block assets	274	289
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of policyholder dividend obligation: $323 and $493; and net of income tax: $(68) and $(104)	—	—
Future earnings to be recognized from closed block assets and closed block liabilities	$274	$289

Reconciliation of the policyholder dividend obligation is as follows:

	For The Year Ended December 31,
	2021	2020
	(Dollars In Millions)
Policyholder dividend obligation, beginning balance	$580	$279
Applicable to net revenue	(9)	(25)
Change in net unrealized investment gains allocated to policyholder dividend obligation	(170)	326
Policyholder dividend obligation, ending balance	$401	$580

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Closed Block revenues and expenses were as follows:

	For The Year Ended December 31,
	2021	2020	2019
	(Dollars In Millions)
Revenues
Premiums and other income	$144	$154	$162
Net investment income	189	202	207
Net gains (losses) — investments and derivatives	28	(2)	(2)
Total revenues	361	354	367
Benefits and other deductions
Benefits and settlement expenses	342	332	337
Other operating expenses	1	2	1
Total benefits and other deductions	343	334	338
Net revenues before income taxes	18	20	29
Income tax expense	5	4	6
Net revenues	$13	$16	$23

13.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2021, the Company had reinsured approximately 22% of the face value of its life insurance in-force. The Company has reinsured approximately 10% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hannover Re)

•  Swiss Re Life & Health America Inc.

•  The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2021, 2020, or 2019 related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. The amount of insurance retained by the Company on any one life on

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE — (Continued)

traditional life insurance was $500,000 in years prior to mid-2005. In 2005, this retention amount was increased to $1,000,000 for certain policies, and during 2008, it was increased to $2,000,000 for certain policies. During 2016, the retention amount was increased to $5,000,000.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short- and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents total net life insurance in-force:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Direct life insurance in-force	$829,253	$785,197
Amounts assumed from other companies	191,110	206,050
Amounts ceded to other companies	(222,865)	(244,588)
Net life insurance in-force	$797,498	$746,659
Percentage of amount assumed to net	24%	28%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE — (Continued)

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount
	(Dollars In Millions)
For The Year Ended December 31, 2021
Premiums and policy fees:
Life insurance	$2,843	$(1,113)	$1,037	$2,767	(1)
Accident/health insurance	32	(19)	28	41
Property and liability insurance	281	(188)	1	94
Total	$3,156	$(1,320)	$1,066	$2,902
For The Year Ended December 31, 2020 (Recast)
Premiums and policy fees:
Life insurance	$2,661	$(826)	$934	$2,769	(1)
Accident/health insurance	37	(23)	90	104
Property and liability insurance	279	(178)	2	103
Total	$2,977	$(1,027)	$1,026	$2,976
For The Year Ended December 31, 2019 (Recast)
Premiums and policy fees:
Life insurance	$2,853	$(1,312)	$836	$2,377	(1)
Accident/health insurance	42	(90)	41	(7)
Property and liability insurance	281	(106)	3	178
Total	$3,176	$(1,508)	$880	$2,548

(1)  Includes annuity policy fees of $199 million, $163 million, and $164 million, for the years ended December 31, 2021, 2020, and 2019, respectively.

As of December 31, 2021 and 2020, policy and claim reserves relating to insurance ceded of $4.6 billion and $4.7 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2021 and 2020, the Company had paid $157 million and $135 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2021 and 2020, the Company had receivables of $64 million and $64 million, respectively, related to insurance assumed.

The Company's third party reinsurance receivables amounted to $4.5 billion and $4.6 billion as of December 31, 2021 and 2020, respectively. These amounts include ceded reserve balances and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE — (Continued)

ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	As of December 31,
	2021		2020
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Company	$500.5	A-	$548.5	NR
Swiss Re Life & Health America, Inc.	480.1	A+	489.6	A+
Lincoln National Life Insurance Co.	337.3	A+	370.7	A+
Somerset Re	335.1	A-	259.9	A-
Transamerica Life Insurance Co.	226.4	A	240.3	A
RGA Reinsurance Company	204.6	A+	210.5	A+
American United Life Insurance Company	187.6	A+	199.1	A+
Centre Reinsurance (Bermuda) Ltd	149.3	A	167.3	NR
Employers Reassurance Corporation	139.4	B+	162.0	NR
The Canada Life Assurance Company	123.2	A+	134.0	A+

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

14.  DEBT AND OTHER OBLIGATIONS

Under a revolving line of credit arrangement (the "Credit Facility"), PLC and the Company have the ability to borrow on an unsecured basis up to a combined aggregate principal amount of $1 billion. Under certain circumstances, the Credit Facility allows for a request that the commitment be increased up to a maximum principal amount of $1.5 billion. Balances outstanding under the Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's Prime rate, (y) 0.50% above the Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The Credit Facility also provided for a facility fee at a rate that varies with the ratings of PLC's Senior Debt and that is calculated on the aggregate amount of commitments under the Credit Facility, whether used or unused. The annual facility fee rate is 0.125% of the aggregate principal amount. The Credit Facility provides that PLC is liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the Credit Facility. The maturity date of the Credit Facility is May 3, 2023. The Company is not aware of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

any non-compliance with the financial debt covenants of the Credit Facility as of December 31, 2021. PLC had an outstanding balance of $275 million and $190 million as of December 31, 2021 and 2020.

During 2018, the Company issued $110 million of Subordinated Funding Obligations as a rate of 3.55% due 2038.

Secured Financing Transactions

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The fair value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2021, the fair value of securities pledged under the repurchase program was $1,503 million and the repurchase obligation of $1,393 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 13 basis points). During the year ended December 31, 2021, the maximum balance outstanding at any one point in time related to these programs was $1,799 million. The average daily balance was $775 million (at an average borrowing rate of 13 basis points) during the year ended December 31, 2021. As of December 31, 2020, the fair value of securities pledged under the repurchase program was $452 million and the repurchase obligation of $437 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 15 basis points). During the year ended December 31, 2020, the maximum balance outstanding at any one point in time related to these programs was $825 million. The average daily balance was $143 million (at an average borrowing rate of 33 basis points) during the year ended December 31, 2020.

Securities Lending

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned out to third parties for short periods of time. The Company requires collateral at least equal to 102% of the fair value of the loaned securities to be separately maintained. The loaned securities' fair value is monitored on a daily basis and collateral is adjusted accordingly. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. As of December 31, 2021 and 2020, securities with a fair value of $174 million and $57 million were loaned under this program. As collateral for the loaned securities, the Company receives cash, which is primarily reinvested in short term repurchase agreements, which are also collateralized by U.S. Government or U.S. Government Agency securities, and government money market funds. These investments are recorded

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

in "short-term investments" with a corresponding liability recorded in "secured financing liabilities" to account for its obligation to return the collateral. As of December 31, 2021 and 2020, the fair value of the collateral related to this program was $179 million and $59 million, and the Company has an obligation to return $179 million and $59 million, respectively, of collateral to the securities borrowers.

The following table provides the fair value of collateral pledged for repurchase agreements, grouped by asset class, as of December 31, 2021 and 2020:

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2021
	(Dollars In Millions)
	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$1,070	$—	$—	$—	$1,070
Corporate securities	69	—	—	—	69
Commercial mortgage loans	364	—	—	—	364
Total repurchase agreements and repurchase-to-maturity transactions	$1,503	$—	$—	$—	$1,503
Securities lending transactions
Fixed maturity securities	171	—	—	—	171
Equity securities	1	—	—	—	1
Redeemable preferred stocks	2	—	—	—	2
Total securities lending transactions	174	—	—	—	174
Total securities	$1,677	$—	$—	$—	$1,677

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2020
	(Dollars In Millions)
	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$366	$86	$—	$—	$452
Commercial mortgage loans	—	—	—	—	—
Total repurchase agreements and repurchase-to-maturity transactions	$366	$86	$—	$—	$452
Securities lending transactions
Corporate securities	49	—	—	—	49
Equity securities	7	—	—	—	7
Redeemable preferred stocks	1	—	—	—	1
Total securities lending transactions	57	—	—	—	57
Total securities	$423	$86	$—	$—	$509

Golden Gate Captive Insurance Company

On October 1, 2020, Golden Gate Captive Insurance Company ("Golden Gate"), a Vermont special purpose financial insurance company and a wholly owned subsidiary of the Company, entered into a transaction with a term of 20 years, that may be extended to a maximum of 25 years, to finance up to $5 billion of "XXX" and "AXXX" reserves related to the term life insurance business and universal life insurance with secondary guarantee business that is reinsured to Golden Gate by the Company and West Coast Life Insurance Company ("WCL"), a wholly owned subsidiary of the Company, pursuant to an Excess of Loss Reinsurance Agreement (the "XOL Agreement") with Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and RGA Reinsurance Company (Barbados) Ltd. (collectively, the "Retrocessionaires"). The transaction is "non-recourse" to the Company, WCL, and PLC, meaning that none of these companies are liable to reimburse the Retrocessionaires for any XOL payments required to be made. As of December 31, 2021, the XOL Asset backing the difference in statutory and economic reserve liabilities was $4.267 billion.

Other Obligations

The Company routinely receives from or pays to affiliates, under the control of PLC, reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

Interest Expense

Interest expense is summarized as follows:

	For The Year Ended December 31,
	2021	2020	2019
	(Dollars In Millions)
Subordinated funding obligations	$3.9	$3.9	$3.9
Non-recourse funding obligations, other obligations, and repurchase agreements	$11	$133.2	$175.8
Total interest expense	$14.9	$137.1	$179.7

15.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space as well as various office equipment. Most leases have terms ranging from two to twenty-five years. Leases with an initial term of 12 months or less are not recorded on the consolidated balance sheet. The Company accounts for lease components separately from non-lease components (e.g., common area maintenance). Certain of the Company's lease agreements include options to renew at the Company's discretion. Management has concluded that the Company is not reasonably certain to elect any of these renewal options. The Company will use the interest rates received on its funding agreement backed notes as the collateralized discount rate when calculating the present value of remaining lease payments when the rate implicit in the lease is unavailable.

The Company had rental expense of $1 million, $4 million, and $6 million for the years ended December 31, 2021, 2020, and 2019, respectively. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Millions)
2022	$7
2023	4
2024	4
2025	2
2026	1
Thereafter	8

As of December 31, 2021 and 2020, the Company had outstanding commercial mortgage loan commitments of $994 million at an average rate of 3.58% and $801 million at an average rate of 3.90%, respectively.

Under the insurance guaranty fund laws in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that increases the cost of future assessments or alters future premium tax offsets received in connection

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  COMMITMENTS AND CONTINGENCIES — (Continued)

with guaranty fund assessments. The Company cannot predict the amount, nature or timing of any future assessments or legislation, any of which could have a material and adverse impact on the Company's financial condition or results of operations.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

Advance Trust & Life Escrow Services, LTA, as Securities Intermediary of Life Partners Position Holder Trust v. Protective Life Insurance Company, Case No. 2:18-CV-01290, is a putative class action that was filed on August 13, 2018 in the United States District Court for the Northern District of Alabama. Plaintiff alleges that the Company required policyholders to pay unlawful and excessive cost of insurance charges. Plaintiff seeks to represent all owners of universal life and variable universal life policies issued or administered by the Company or its predecessors that provide that cost of insurance rates are to be determined based on expectations of future mortality experience. The plaintiff seeks class certification, compensatory damages, pre-judgment and post-judgment interest, costs, and other unspecified relief. The Company is vigorously defending this matter and cannot predict the outcome of or reasonably estimate the possible loss or range of loss that might result from this litigation.

The Company is currently defending two cases, including one putative class action (Beverly Allen v. Protective Life Insurance Company, Civil Action No. 1:20-cv-00530-JLT) where the plaintiffs generally allege that the defendants failed to comply with certain California statutes which address contractual grace periods and lapse notice requirements for certain life insurance policies. Plaintiffs claim that these statutes apply to life insurance policies that existed before the statutes' effective date. The plaintiffs seek damages and injunctive relief. No class has been certified in Beverly Allen v. Protective Life Insurance Company. In August 2021, the California Supreme Court determined in McHugh v. Protective Life Insurance Company, Case No. D072863, that the statutory requirements apply to life insurance policies issued before the statutes' effective date. In continuing to defend these matters, the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  COMMITMENTS AND CONTINGENCIES — (Continued)

Company maintains various defenses to the merits of the plaintiffs' claims and to class certification. However, the Company cannot predict the outcome of or reasonably estimate the possible loss or range of loss that might result from this litigation.

Scottish Re (U.S.), Inc. ("SRUS") was placed in rehabilitation on March 6, 2019 by the State of Delaware. Under the related order, the Insurance Commissioner of the State of Delaware has been appointed the receiver of SRUS (the "Receiver") and provided with authority to conduct and continue the business of SRUS in the interest of its cedents, creditors, and stockholder. The order was accompanied by an injunction requiring the continued payment of reinsurance premiums to SRUS and temporarily prohibiting cedents, including the Company, from offsetting premiums payable against receivables from SRUS. On June 20, 2019, the Delaware Court of Chancery (the "Court") entered an order approving a Revised Offset Plan, which allows cedents, including the Company, to offset premiums under certain circumstances.

A proposed Rehabilitation Plan ("Original Rehabilitation Plan") was filed by the Receiver on June 30, 2020. The Original Rehabilitation Plan presents the following two options to each cedent: 1) remain in business with SRUS and be governed by the Rehabilitation Plan, or 2) recapture business ceded to SRUS. Due to SRUS's financial status, neither option would pay 100% of the Company's outstanding claims. The Original Rehabilitation Plan would impose certain financial terms and conditions on the cedents based on the election made, the type of business ceded, the manner in which the business is collateralized, and the amount of losses sustained by the cedent. On October 9, 2020, the Receiver filed a proposed order setting forth a schedule to present the Original Rehabilitation Plan for Court approval, which order contemplated possible modifications to the Rehabilitation Plan to be filed with the Court by March 16, 2021. The Court approved the order. On March 16, 2021, the Receiver filed a draft Amended Rehabilitation Plan ("Amended Plan"). The majority of the substance and form of the original Rehabilitation Plan, including its two option structure described above, remained in place.

For much of 2020 and into early 2021, a group of interested parties collectively requested certain information and financial data from the Receiver that would allow them to more fully evaluate first the Original Rehabilitation Plan and then the Amended Plan. This group also had a number of conversations with counsel for the Receiver regarding concerns over the Plan. On July 26, 2021, the Receiver shared with interested parties an outline of a Modified Plan, along with a liquidation analysis. While there are significant changes proposed in the Modified Plan (as compared to the Original Rehabilitation Plan and the Amended Plan), much of the economic substance (including not paying claims in full) of the Original Rehabilitation Plan and the Amended Rehabilitation Plan are likely to be included in the Modified Plan.

The Court has yet to rule further or to re-establish a schedule for pre-confirmation procedures or a hearing on confirmation.

The Company continues to monitor SRUS and the actions of the Receiver through discussions with legal counsel and review of publicly available information. An allowance for credit losses related to SRUS is included in the overall reinsurance allowance for credit losses. As of December 31, 2021, management does not believe that the ultimate outcome of the rehabilitation process will have a material impact on our financial position or results of operations

Certain insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  COMMITMENTS AND CONTINGENCIES — (Continued)

states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including the early stages of the audits being conducted, and uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with certain co-insured policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits reasonably estimable.

16.  SHAREOWNER'S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company's subsidiary, PLAIC. The stock pays, when and if declared, noncumulative participating dividends to the extent PLAIC's statutory earnings for the immediately preceding fiscal year exceeded $1 million. In 2021, 2020, and 2019, PLAIC paid no dividends to PLC on its preferred stock.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of AOCI as of December 31, 2021, 2020, and 2019.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss on Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Millions, Net of Tax)
Balance, December 31, 2018 (Recast)	$(1,408)	$—	$(1,408)
Other comprehensive income (loss) before reclassifications	2,844	(10)	2,834
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(4)	—	(4)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(11)	2	(9)
Balance, December 31, 2019 (Recast)	$1,421	$(8)	$1,413
Other comprehensive income (loss) before reclassifications	2,048	(2)	2,046
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in operations	24	—	24
Amounts reclassified from accumulated other comprehensive income (loss)(1)	63	2	65
Balance, December 31, 2020 (Recast)	$3,556	$(8)	$3,548
Other comprehensive income (loss) before reclassifications	(1,105)	—	(1,105)
Other comprehensive income (loss) on investments for which a credit loss has been recognized in operations	(1)	—	(1)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(41)	1	(40)
Balance, December 31, 2021	$2,409	$(7)	$2,402

(1)  See Reclassification table below for details.

(2)  As of December 31, 2019, 2020 and 2021, net unrealized losses reported in AOCI were offset by $(777) million, $(2.0) billion and $(1.9) billion, respectively, due to the impact those net unrealized losses would have had on certain of the Company's insurance assets and liabilities if the net unrealized losses had been recognized in net income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

The following tables summarize the reclassifications amounts out of AOCI for the years ended December 31, 2021, 2020, and 2019.

Gains/(losses) in net income:	Affected Line Item in the Consolidated Statements of Income	For The Year Ended December 31,
		2021	2020	2019
		(Dollars In Millions)
Derivative instruments	Benefits and settlement expenses, net of reinsurance ceded(1)	$(1)	$(3)	$(2)
	Tax (expense) benefit	—	1	—
		$(1)	$(2)	$(2)
Unrealized gains and losses on available-for-sale securities	Net gains (losses): investments	$46	$46	$48
	Net impairment losses recognized in earnings	6	(125)	(34)
	Tax (expense) or benefit	(11)	17	(3)
		$41	$(62)	$11

(1)  Refer to Note 6, Derivative Financial Instruments for additional information

18.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
Statutory federal income tax rate applied to pre-tax income	21.0%	21.0%	21.0%
State income taxes	0.2	(0.4)	0.5
Investment income not subject to tax	(5.1)	(3.6)	(2.1)
Prior period adjustments	0.5	(0.7)	0.1
Goodwill impairment	7.3	—	—
Other	(0.7)	(0.9)	(1.0)
	23.2%	15.4%	18.5%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

The components of the Company's income tax are as follows:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Current income tax expense (benefit):
Federal	$129	$123	$378
State	3	(5)	9
Total current	$132	$118	$387
Deferred income tax expense (benefit):
Federal	$(44)	$(79)	$(284)
State	(2)	4	(6)
Total deferred	$(46)	$(75)	$(290)

The components of the Company's net deferred income tax liability are as follows:

	As of December 31,
	2021	2020
		(Recast)
	(Dollars In Millions)
Deferred income tax assets:
Loss and credit carryforwards	$168	$146
Deferred compensation	51	54
Deferred policy acquisition costs	67	143
Valuation allowance	(10)	(9)
	276	334
Deferred income tax liabilities:
Premium receivables and policy liabilities	200	250
VOBA and other intangibles	552	582
Invested assets (other than unrealized gains (losses))	264	283
Net unrealized gains on investments	640	945
Other	48	53
	1,704	2,113
Net deferred income tax liability	$(1,428)	$(1,779)

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities that were assumed by AXA and they were not acquired by the Company in connection with the acquisition of MONY. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY's tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the December 31, 2021 reporting date based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

The CARES Act, as described in Note 8, Commercial Mortgage Loans, includes tax provisions relevant to businesses. The income tax related impacts of the CARES Act are not material to the Company's consolidated financial statements for the year ended December 31, 2021.

In management's judgment, the gross deferred income tax asset as of December 31, 2021 will more likely than not be fully realized. The Company has recognized a valuation allowance of $10 million and $9 million as of December 31, 2021 and 2020, respectively, related to certain intercompany non-life federal NOL's and state-based future deductible temporary differences that it has determined are more likely than not to expire unutilized. This resulting unfavorable change of $1 million, before the federal benefit of state income taxes, increased income tax expense in 2021 by the same amount.

At December 31, 2021, the Company has intercompany loss carryforwards of $758 million that are available to offset future taxable income of certain non-life subsidiaries under the terms of the tax sharing agreement with PLC. Approximately $23 million of these loss carryforwards will expire between 2036 and 2038 and the remaining loss carryforwards of $735 million have no expiration.

At December 31, 2020, the Company had intercompany loss carryforwards of $658 million that was available to offset future taxable income of certain non-life subsidiaries under the terms of the tax sharing agreement with PLC. $28 million of these loss carryforwards will expire between 2036 and 2037 and the remaining loss carryforwards of $630 million have no expiration.

Included in the deferred income tax assets above are approximately $10 million in state net operating loss carryforwards attributable to certain jurisdictions, which are available to offset future taxable income in the respective state jurisdictions, expiring between 2022 and 2041.

As of December 31, 2021 and 2020, some of the Company's fixed maturities were reported at an unrealized loss, although the net amount is an unrealized gain as of December 31, 2021. If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year's other taxable income. However, such a loss could be carried back and forward against any prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2021	2020	2019
	(Dollars In Millions)
Balance, beginning of period	$2	$2	$7
Additions for tax positions of the current year	—	—	—
Additions for tax positions of prior years	—	—	—
Reductions of tax positions of prior years:
Changes in judgment	—	—	—
Settlements during the period	—	—	(5)
Lapses of applicable statute of limitations	(2)	—	—
Balance, end of period	$—	$2	$2

Included in the end of period balances above, there were no unrecognized tax benefits for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is none, $2 million, and $2 million, for the years ended December 31, 2021, 2020, and 2019, respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in any period ending in 2021, 2020, or 2019, as PLC maintains responsibility for the interest on unrecognized tax benefits.

The lapse of the 2017 statute of limitations is the reason for the reductions in the unrecognized tax benefits shown in the above chart. In general, the Company is no longer subject to income tax examinations by taxing authorities for tax years that began before 2018.

Due to IRS adjustments to the Company's 2014 through 2016 reported taxable income, the Company has amended certain of its 2014 through 2016 state income tax returns. Such amendments will cause such years to remain open, pending the states' acceptances of the returns.

19.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	For The Year Ended December 31,
	2021	2020	2019
	(Dollars In Millions)
Cash paid / (received) during the year:
Interest expense	$15	$177	$182
Income taxes	236	80	383

20.  RELATED PARTY TRANSACTIONS

The Company provides furnished office space and computers to affiliates through an intercompany agreement. Revenues from this agreement were $9 million, $7 million, and $6 million, for the years ended December 31, 2021, 2020, and 2019, respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  RELATED PARTY TRANSACTIONS — (Continued)

$330 million, $297 million, and $278 million, for the years ended December 31, 2021, 2020, and 2019, respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2021 and 2020 of $49 million and $47 million, respectively. There was a $12 million and $13 million intercompany receivable balance as of December 31, 2021 and 2020, respectively.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts were immaterial for the years ended December 31, 2021 and 2020 and $6 million for the year ended December 31, 2019. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $2 million for the year ended December 31, 2019. The Company did not make any payments for the year ended December 31, 2021 and 2020.

The Company has joint venture interests in real estate for which the Company holds the underlying real estate's loan. During 2021, 2020, and 2019, the Company received $7 million, $5 million, and $23 million, respectively, in mortgage loan payments corresponding to the joint venture interests and $16 million in principal was collected on loans that paid off in December 2020.

During the periods ending December 31, 2021, 2020, and 2019, PLC paid a management fee to Dai-ichi Life of $13 million, $12 million, and $11 million, respectively, for certain services provided to the company.

PLC had guaranteed the Company's obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC had also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In connection with the Captive Merger on October 1, 2020, certain captive related guarantees, support agreements and indemnification obligations were terminated, amended or replaced.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured certain riders related to its fixed and deferred annuity business to PL Re, a wholly owned subsidiary of PLC. PLC owns all of the shares of common stock issued by PL Re.

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the National Association of Insurance Commissioners ("NAIC") and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs and VOBA, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income for the Company was $426 million, $692 million, and $(625) million for the years ended December 31, 2021, 2020, and 2019, respectively. Statutory capital and surplus for the Company was $5.3 billion and $5.4 billion as of December 31, 2021 and 2020, respectively.

The Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to the Company and the Company's ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval of the insurance commissioner of the state of domicile. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The insurance subsidiaries may pay, without the approval of the Insurance Commissioners of the state of domicile, $136 million of distributions in 2022. Additionally, as of December 31, 2021, $1.8 billion of consolidated shareowner's equity, excluding net unrealized gains on investments, represented restricted net assets of the Company and its insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries' respective state insurance departments.

State insurance regulators and the NAIC have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense, and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to RBC. The Company manages its capital consumption by using the ratio of its total adjusted capital, as defined by the insurance regulators, to the Company's action level RBC (known as the RBC ratio), also defined by insurance regulators. As of December 31, 2021 and 2020, the Company and its insurance subsidiaries all exceeded the minimum RBC requirements.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2021, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of $43 million.

The State of Tennessee has adopted certain prescribed accounting practices that differ from those found in NAIC Statutory Accounting Principles ("SAP"). Specifically, Tennessee Insurance Law requires that goodwill arising from the purchase of a subsidiary, controlled or affiliated entity is charged directly to surplus in the year it originates. In NAIC SAP, goodwill in amounts not to exceed 10% of an insurer's capital and surplus may be capitalized and all amounts are amortized as a component of unrealized gains and losses on investments over periods not to exceed 10 years.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting.

The favorable (unfavorable) effects on the Company and its statutory surplus, compared to NAIC statutory surplus, from the use of this prescribed practice was as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Non-admission of goodwill	$(66)	$(105)
Total (net)	$(66)	$(105)

PLC also has certain permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the XOL Asset Value, and a reserve difference related to a captive insurance company.

The favorable (unfavorable) effects on the statutory surplus of the Company and its insurance subsidiaries, compared to NAIC statutory surplus, from the use of these permitted practices were as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Accounting for XOL Asset Value as an admitted asset	$4,267	$4,579
Reserving based on state specific actuarial practices	101	94
Reserving difference related to a captive insurance company	—	(218)
Total (net)	$4,368	$4,455

22.  OPERATING SEGMENTS

The Company has several operating segments, each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•  The Retail Life and Annuity segment primarily markets fixed UL, IUL, VUL, level premium term insurance ("traditional"), fixed annuity, and VA products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, independent distribution organizations, and affinity groups.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies and contracts acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. Additionally, this segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed, however, some recent acquisitions have included ongoing new business activities. Ongoing new product sales written

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

by the Company from these acquisitions are included in the Retail Life and Annuity segment. As a result, earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. This segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. The Company also has an unregistered funding agreement-backed notes program which provides for offers of notes to both domestic and international institutional investors.

•  The Asset Protection segment markets extended service contracts, GAP products, and other specialized ancillary products to protect consumers' investments in automobiles and recreational vehicles. GAP products are designed to cover the difference between the scheduled loan pay-off amount and an asset's actual cash value in the case of a total loss. Each type of specialized ancillary product protects against damage or other loss to a particular aspect of the underlying asset. The Company previously marketed a credit life and disability product but exited that market at the beginning of 2021.

•  The Corporate and Other segment primarily consists of net investment income on assets supporting our equity capital, unallocated corporate overhead and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various financing and investment related transactions, and the operations of several small subsidiaries.

The Company's management and Board of Directors analyzes and assesses the operating performance of each segment using pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss). Consistent with GAAP accounting guidance for segment reporting, pre-tax adjusted operating income (loss) is the Company's measure of segment performance. Pre-tax adjusted operating income (loss) is calculated by adjusting income (loss) before income tax, by excluding the following items:

•  gains and losses on investments and derivatives,

•  losses from the impairment of intangible assets,

•  changes in the GLWB embedded derivatives exclusive of the portion attributable to the economic cost of the GLWB,

•  actual GLWB incurred claims,

•  immediate impacts from changes in current market conditions on estimates of future profitability on variable annuity and variable universal life products, including impacts on DAC, VOBA, reserves and other items, and

•  the amortization of DAC, VOBA, and certain policy liabilities that is impacted by the exclusion of these items.

After-tax adjusted operating income (loss) is derived from pre-tax adjusted operating income (loss) with the inclusion of income tax expense or benefits associated with pre-tax adjusted operating income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

Income tax expense or benefits is allocated to the items excluded from pre-tax adjusted operating income (loss) at the statutory federal income tax rate for the associated period. Income tax expense or benefits allocated to after-tax adjusted operating income (loss) can vary period to period based on changes in the Company's effective income tax rate.

Pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss) presented below are non-GAAP financial measures. The items excluded from adjusted operating income (loss) are important to understanding the overall results of operations. During the period ended December 31, 2021, the Company began excluding from pre-tax and after-tax adjusted operating income (loss) the impacts on DAC, VOBA, reserves and other items due to changes in estimated profitability of variable annuity and variable universal life products as a result of changes in current market conditions and non-cash charges incurred as a result of the impairment of intangible assets. Management believes this change enhances the understanding of the underlying performance trends of the Company's core operations. Pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss) are not substitutes for income before income taxes or net income (loss), respectively. These measures may not be comparable to similarly titled measures reported by other companies. Our belief is that pre-tax and after-tax adjusted operating income (loss) enhances management's and the Board of Directors' understanding of the ongoing operations, and the underlying profitability of each segment, and helps facilitate the allocation of resources.

In determining the components of the pre-tax adjusted operating income (loss) for each segment, premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC and VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Net gains (losses) — investments and derivatives and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

There were no significant intersegment transactions during the years ended December 31, 2021, 2020, and 2019.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

The following tables present a summary of results and reconciles pre-tax adjusted operating income (loss) to consolidated income before income tax and net income:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Revenues
Retail Life and Annuity	$2,823	$2,440	$2,161
Acquisitions	2,984	3,282	2,902
Stable Value Products	347	176	247
Asset Protection	270	275	290
Corporate and Other	(11)	(5)	131
Total revenues	$6,413	$6,168	$5,731
Pre-tax Adjusted Operating Income (Loss)
Retail Life and Annuity	$(37)	$100	$153
Acquisitions	314	406	347
Stable Value Products	171	90	93
Asset Protection	40	41	37
Corporate and Other	(155)	(247)	(162)
Pre-tax adjusted operating income	333	390	468
Non-operating income (loss)	38	(113)	56
Income before income tax	371	277	524
Income tax expense (benefit)	86	43	97
Net income	$285	$234	$427
Pre-tax adjusted operating income	$333	$390	$468
Adjusted operating income tax (expense) benefit	(51)	(66)	(86)
After-tax adjusted operating income	282	324	382
Non-operating income (loss)	38	(113)	56
Income tax (expense) benefit on adjustments	(35)	23	(11)
Net income	$285	$234	$427
Non-operating income (loss)
Derivative gains (losses), net	$48	$(195)	$(368)
Investment gains (losses), net	102	(40)	309
VA/VUL market impacts(1)	21	—	—
Goodwill impairment	(129)	—	—
Less: related amortization(2)	104	(30)	(24)
Less: VA GLWB economic cost	(100)	(92)	(91)
Total non-operating income (loss)	$38	$(113)	$56

(1)  Represents the immediate impacts on DAC, VOBA, reserves, and other non-cash items in current period results due to changes in current market conditions on estimates of profitability, which are excluded from pre-tax and after-tax adjusted operating income (loss) beginning in Q1 of 2021.

(2)  Includes amortization of DAC/VOBA and benefits and settlement expenses that are impacted by net gains (losses).

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Net Investment Income
Retail Life and Annuity	$1,110	$1,015	$945
Acquisitions	1,590	1,648	1,533
Stable Value Products	303	230	244
Asset Protection	20	23	28
Corporate and Other	(41)	(27)	75
Total net investment income	$2,982	$2,889	$2,825
Amortization of DAC and VOBA
Retail Life and Annuity	$222	$116	$100
Acquisitions	19	24	11
Stable Value Products	5	3	3
Asset Protection	63	65	62
Corporate and Other	—	—	—
Total amortization of DAC and VOBA	$309	$208	$176
	Operating Segments As of December 31, 2021
	(Dollars In Millions)
	Retail Life and Annuity	Acquisitions	Stable Value Products
Investments and other assets	$44,549	$54,561	$8,392
DAC and VOBA	2,806	870	15
Other intangibles	334	29	5
Goodwill	430	24	114
Total assets	$48,119	$55,484	$8,526
	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$950	$18,063	$126,515
DAC and VOBA	178	—	3,869
Other intangibles	90	33	491
Goodwill	129	—	697
Total assets	$1,347	$18,096	$131,572

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2020
	(Recast)
	(Dollars In Millions)
	Retail Life and Annuity	Acquisitions	Stable Value Products
Investments and other assets	$40,194	$55,628	$5,928
DAC and VOBA	2,480	762	8
Other intangibles	367	33	6
Goodwill	559	24	114
Total assets	$43,600	$56,447	$6,056
	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$881	$19,493	$122,124
DAC and VOBA	170	—	3,420
Other intangibles	101	33	540
Goodwill	129	—	826
Total assets	$1,281	$19,526	$126,910

23.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the years ended December 31, 2021 and 2020 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner's equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter(1)
	(Dollars In Millions)
For The Year Ended December 31, 2021
Gross premiums and policy fees	$1,095	$1,026	$1,054	$1,047
Reinsurance ceded	(317)	(326)	(311)	(366)
Net premiums and policy fees	778	700	743	681
Net investment income	720	742	753	767
Net gains (losses) — investments and derivatives	127	(33)	67	(11)
Other income	88	100	89	102
Total revenues	1,713	1,509	1,652	1,539
Total benefits and expenses	1,586	1,308	1,593	1,555
Income (loss) before income tax	127	201	59	(16)
Income tax expense	25	39	10	12
Net income (loss)	$102	$162	$49	$(28)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED — (Continued)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Millions)
For The Year Ended December 31, 2020 (Recast)
Gross premiums and policy fees	$896	$1,009	$1,045	$1,053
Reinsurance ceded	(36)	(360)	(287)	(344)
Net premiums and policy fees	860	649	758	709
Net investment income	754	742	740	653
Net gains (losses) — investments and derivatives	(301)	(34)	111	(11)
Other income	128	111	115	184
Total revenues	1,441	1,468	1,724	1,535
Total benefits and expenses	1,600	1,294	1,564	1,433
Income (loss) before income tax	(159)	174	160	102
Income tax (benefit) expense	(30)	32	29	12
Net income (loss)	$(129)	$142	$131	$90

(1)  The Company recorded a non-cash impairment charge of $129 million Q4 2021. Refer to Note 10, Goodwill for additional information.

24.  SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2021, and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Millions)
For The Year Ended December 31, 2021
Retail Life and Annuity	$2,806	$19,506	$—	$11,674	$1,474	$1,110	$2,316	$222	$224	$—
Acquisitions	870	34,478	1	5,914	1,320	1,590	2,411	19	234	28
Stable Value Products	15	—	—	8,526	—	303	124	5	3	—
Asset Protection	178	34	843	—	98	20	59	63	108	97
Corporate and Other	—	46	1	78	10	(41)	14	—	111	10
Total	$3,869	$54,064	$845	$26,192	$2,902	$2,982	$4,924	$309	$680	$135
For The Year Ended December 31, 2020 (Recast)
Retail Life and Annuity	$2,480	$18,483	$—	$10,914	$1,541	$1,015	$2,168	$116	$199	$—
Acquisitions	762	35,537	2	6,361	1,317	1,648	2,510	24	267	90
Stable Value Products	8	—	—	6,056	—	230	133	3	4	—
Asset Protection	170	40	779	—	107	23	75	65	94	105
Corporate and Other	—	47	1	68	11	(27)	15	—	218	11
Total	$3,420	$54,107	$782	$23,399	$2,976	$2,889	$4,901	$208	$782	$206
For The Year Ended December 31, 2019 (Recast)
Retail Life and Annuity	$2,417	$17,674	$—	$9,402	$1,244	$945	$1,765	$100	$209	$—
Acquisitions	924	36,176	2	6,387	1,173	1,533	2,237	11	232	42
Stable Value Products	5	—	—	5,444	—	244	144	3	4	—
Asset Protection	174	44	792	—	120	28	93	62	98	180
Corporate and Other	—	51	1	78	11	75	17	—	232	12
Total	$3,520	$53,945	$795	$21,311	$2,548	$2,825	$4,256	$176	$775	$234

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance.

See the accompanying Report of Independent Registered Public Accounting Firm

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Millions)
For The Year Ended December 31, 2021:
Life insurance in-force	$829,253	$(222,865)	$191,110	$797,498		24.0%
Premiums and policy fees:
Life insurance	2,843	(1,113)	1,037	2,767	(1)	37.5%
Accident/health insurance	32	(19)	28	41		68.3
Property and liability insurance	281	(188)	1	94		1.1
Total	$3,156	$(1,320)	$1,066	$2,902
For The Year Ended December 31, 2020 (Recast):
Life insurance in-force	$785,197	$(244,588)	$206,050	$746,659		27.6%
Premiums and policy fees:
Life insurance	2,661	(826)	934	2,769	(1)	33.7%
Accident/health insurance	37	(23)	90	104		86.5
Property and liability insurance	279	(178)	2	103		1.9
Total	$2,977	$(1,027)	$1,026	$2,976
For The Year Ended December 31, 2019 (Recast):
Life insurance in-force	$766,197	$(271,601)	$212,574	$707,170		30.1%
Premiums and policy fees:
Life insurance	2,853	(1,312)	836	2,377	(1)	35.2%
Accident/health insurance	42	(90)	41	(7)		(585.7)
Property and liability insurance	281	(106)	3	178		1.7
Total	$3,176	$(1,508)	$880	$2,548

(1)  Includes annuity policy fees of $199 million, $163 million, and $164 million, and for the years ended December 31, 2021, 2020, and 2019, respectively.

See the accompanying Report of Independent Registered Public Accounting Firm

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Millions)
As of December 31, 2021
Allowance for funded commercial mortgage loan credit losses	$222	$—	$—	$(119)	$103
As of December 31, 2020
Allowance for funded commercial mortgage loan credit losses	$5	$140	$80	$(3)	$222

See the accompanying Report of Independent Registered Public Accounting Firm